The information in this preliminary prospectus supplement and the accompanying prospectus relates to an effective registration statement under the Securities Act of 1933, as amended, but is not complete and may be changed. This preliminary prospectus supplement and accompanying prospectus are not an offer to sell these securities and are not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Filed pursuant to Rule 497
File No. 333-180416

Subject to Completion, dated May 10, 2012

PRELIMINARY PROSPECTUS SUPPLEMENT
(to Prospectus dated May 10, 2012)

6,000,000 Shares

GSV Capital Corp.

Common Stock

We are an externally managed non-diversified closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, or the “1940 Act.” Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity investments.

We are offering for sale 6,000,000 shares of our common stock. We have granted the underwriters a 30-day option, which we refer to as the overallotment option, to purchase up to an additional 900,000 shares of our common stock at the public offering price, less underwriting discounts and commissions (sales load).

Our common stock is listed on the NASDAQ Capital Market under the symbol “GSVC.” On May 9, 2012, the last reported sales price on the NASDAQ Capital Market for our common stock was $17.65 per share. We are required to determine the net asset value per share of our common stock on a quarterly basis. The net asset value per share of our common stock as of March 31, 2012 was $13.47.

An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. As of May 9, 2012, our shares traded at a significant premium to our net asset value per share, which premium may be reduced or eliminated if and when certain of our portfolio companies complete initial public offerings. In particular, shares of closed-end investment companies, including business development companies, such as our company, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering. As of March 31, 2012, our net asset value was $13.47 per share. Assuming a public offering price of $17.65 per share, the last reported sales price for our common stock on the NASDAQ Capital Market on May 9, 2012, purchasers in this offering will experience immediate and substantial dilution in net asset value of approximately $3.21 per share based upon our net asset value per share as of March 31, 2012. See “Dilution” for more information. In addition, the companies in which we invest are subject to special risks. Our investments also generally do not produce current income. See “Risk Factors” beginning on page S-11 of the prospectus supplement and page 20 of the accompanying prospectus to read about factors you should consider, including the risk of leverage, before investing in our common stock.

Please read this prospectus supplement and the accompanying prospectus before investing in our common stock and keep each for future reference. This prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor should know before investing in our common stock. We are required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information is also available free of charge by contacting us at GSV Capital Corp., 2965 Woodside Road, Woodside, CA 94062, by telephone at (650) 206-2965, or on our website at http://www.gsvcap.com. Information contained on our website is not incorporated by referenced into this prospectus supplement or the accompanying prospectus, and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus. The SEC’s website, http://www.sec.gov, also contains information about us.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public Offering Price
Sales Load (Underwriting Discounts and Commissions)
Proceeds to GSV Capital Corp. (before expenses)

The underwriters expect to deliver the shares on or about     , 2012.

Citigroup

Ladenburg Thalmann & Co. Inc.	Lazard Capital Markets	National Securities Corporation
Aegis Capital Corp	Maxim Group LLC	CICC HK SECURITIES

Prospectus Supplement dated       , 2012.

PROSPECTUS SUPPLEMENT

PROSPECTUS

ABOUT THIS PROSPECTUS SUPPLEMENT

This document contains two parts. The first part is the prospectus supplement, which describes the terms of this offering of common stock and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which provides more general information and disclosure. To the extent the information contained in this prospectus supplement differs from or is additional to the information contained in the accompanying prospectus, you should rely only on the information contained in this prospectus supplement. In particular, this prospectus supplement includes updated risk factors, financial data, portfolio holdings and their respective valuations, the per share dollar amount of dilution that investors in this offering will incur, and other disclosure that is tailored to address the pertinent market and other conditions that are currently prevalent. Please carefully read this prospectus supplement and the accompanying prospectus together with the additional information described under the headings “Additional Information” and “Risk Factors” included in this prospectus supplement and the accompanying prospectus, respectively, before investing in our common stock.

You should rely on the information contained in this prospectus supplement and the accompanying prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information or to make representations as to matters not stated in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. You should not assume that the information contained in this prospectus supplement or the accompanying prospectus is accurate as of any date other than the date on their respective front covers. We will amend this prospectus supplement or the accompanying prospectus in the event of any material change to the information contained herein during the distribution period.

SUMMARY

The following summary contains basic information about the offering of shares of our common stock pursuant to this prospectus supplement and the accompanying prospectus. The following summary is not complete and may not contain all the information that is important to you. For a more complete understanding of the offering of shares of our common stock pursuant to this prospectus supplement, we encourage you to read this entire prospectus supplement and the accompanying prospectus, and the documents to which we have referred in this prospectus supplement and the accompanying prospectus. Together, these documents describe the specific terms of the shares we are offering. You should carefully read the sections entitled “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our consolidated financial statements included in the accompanying prospectus and any updates or additions to those sections included in this prospectus supplement.

Except where the context suggests otherwise, the terms “we,” “us,” “our” and “GSV Capital” refer to GSV Capital Corp. In addition, the terms “GSV Asset Management” or “investment adviser” refer to GSV Asset Management, LLC, and “GSV Capital Service Company” or the “administrator” refer to GSV Capital Service Company, LLC.

Overview

We are an externally managed, non-diversified closed-end management investment company that has elected to be treated as a business development company under the 1940 Act. Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity and equity-related investments. We invest principally in the equity securities of rapidly growing venture capital-backed emerging companies. We acquire our investments through secondary marketplaces for private companies, negotiations with selling stockholders and direct investments with prospective portfolio companies. We may also invest on an opportunistic basis in select publicly-traded equity securities or certain non-U.S. companies that otherwise meet our investment criteria. Our investment activities are managed by GSV Asset Management, and GSV Capital Service Company provides the administrative services necessary for us to operate.

Our investment philosophy is premised on a disciplined approach of identifying high-growth emerging companies across several key industry themes which may include, among others, social-mobile, cloud computing, internet commerce, green technology and education technology. Our investment adviser’s investment decisions are based on a disciplined analysis of available information regarding each potential portfolio company’s business operations, focusing on the company’s growth potential, the quality of recurring revenues and cash flow and cost structures, as well as an understanding of key market fundamentals. Top tier venture capital funds or other financial or strategic sponsors have invested in many of the companies that our investment adviser evaluates.

We seek to deploy capital primarily in the form of non-controlling equity and equity-related investments, including common stock, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity, and convertible debt securities with a significant equity component. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within six to 12 months, depending on the availability of investment opportunities that are consistent with our investment objectives and market conditions.

We seek to create a low-turnover portfolio that we expect will initially include investments in 25 to 35 companies representing a broad range of investment themes. As of May 9, 2012, we have completed investments in 31 companies for aggregate consideration of $131,754,753 (exclusive of transaction fees and costs), or 76.4% of the combined net proceeds from our public offerings. We expect that the total number of portfolio companies in which we are invested will increase as our equity capital base grows subsequent to the completion of this offering.

Two of the companies in our portfolio, Groupon, Inc. and Zynga, Inc., completed their initial public offerings in the fourth quarter of 2011. We own 80,000 shares of Groupon, Inc., which were previously subject to a lock-up agreement that expired on May 1, 2012. With respect to Zynga, we hold a $4,000,000 unsecured promissory note issued by PJB Fund LLC that we expect to mature on June 27, 2012, the repayment amount of which includes a return based on the relative value of the common stock of Zynga, Inc.

As of March 31, 2012, these investments collectively comprised approximately 3.2% of our net asset value. The market trading levels for these companies were taken into consideration when calculating the fair value of such investments as of March 31, 2012. In addition, on February 1, 2012, Facebook, Inc. filed a registration statement with the SEC in connection with its proposed initial public offering. We own 350,000 shares of Class B common stock of Facebook, Inc., which are presently subject to a lock-up agreement that will expire 181 days after the date of the final prospectus relating to Facebook, Inc.’s initial public offering, if consummated. While there can be no assurance that it will do so, if Facebook, Inc. completes its initial public offering, its market trading levels will be taken into consideration when calculating the fair value of our investment. For a more detailed discussion of these investments and developments that may impact their fair market value as determined by our board of directors, see “Investments” and “Net Decreases in Net Assets” in “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Immediate and Substantial Dilution Per Share

Assuming a public offering price of $17.65 per share, purchasers in this offering will experience immediate and substantial dilution in net asset value of approximately $3.21 per share based upon our net asset value per share as of March 31, 2012. See “Dilution” in this prospectus supplement for more information.

Risk of Loss of Premium to Investors in this Offering

The current significant premium at which our shares trade relative to our net asset value per share may be attributable to a number of factors, including Facebook, Inc.’s proposed initial public offering, a positive outlook by investors on other existing portfolio companies and positive trading on companies in our portfolio which have gone public. Such a significant premium may not be sustainable in the future if and when companies in our portfolio, such as Facebook, Inc., go public thereby creating an increased public availability of shares of such companies, particularly if the public perception of the prospects of such companies are adversely affected, and if overall market conditions or investor sentiment declines. This will enhance the risk that the price of your shares in our company will decline.

Current Portfolio

We have limited information about the financial performance and profitability of our portfolio companies. While according to public filings with the SEC, certain of our portfolio companies have earned net income in recent periods, we believe that substantially all of our portfolio companies are currently experiencing operating losses.

There can be no assurance when or if such companies will operate at a profit. In addition, our current portfolio company investments are also concentrated in a limited number of companies. As of March 31, 2012, over half of our portfolio company investments was comprised of investments in four companies.

As of May 9, 2012, we have completed investments in the companies identified below. For those investments held as of March 31, 2012, amounts include transaction fees and costs. For those investments acquired subsequent to March 31, 2012, amounts are exclusive of transaction fees and costs as those have not yet been finally determined. Fair value was determined in good faith by our board of directors as of March 31, 2012 for those investments held as of March 31, 2012. For those investments acquired subsequent to March 31, 2012, our board of directors has not yet determined their fair value and such investments are included at purchase cost on the acquisition date exclusive of transaction fees and costs.

Investment(1)	Cost(2)	Fair Value(3)	Source(s)	Description
AltEgo, LLC	$510,473	$500,000	Direct from issuer	Avatar technology and games developer
AlwaysOn Network, LLC(4)	$250,000	$250,000	Direct from issuer	Internet media company
Avenues World Holdings LLC	10,000,000	10,000,000(7)	Direct from issuer	Globally-focused private school
Bloom Energy Corporation	$3,848,918	$3,770,135(5)	Secondary marketplace and direct from stockholder	Provider of solid oxide fuel cell technology that generates power onsite from a wide variety of fuel sources
Chegg, Inc.	$10,011,443	$9,999,996	Direct from issuer and secondary marketplace	Online textbook rental company serving students nationwide
Control4 Corporation	$5,032,961	$4,997,000(6)	Direct from stockholder	Smart home automation company
CUX, Inc.	$2,000,000	$2,000,000	Direct from issuer	Corporate education company
DreamBox Learning, Inc.	$758,017	$750,000	Direct from issuer	Education technology company
Dropbox, Inc.	$5,015,333	$4,999,998	Direct from stockholder	Online storage service
Facebook, Inc.	$10,472,294	$11,200,000	Secondary marketplace	Leading online social network
Fullbridge, Inc.	$1,969,996	$1,969,996(7)	Direct from issuer	Business education company
Gilt Groupe, Inc.	$5,576,979	$5,499,250	Secondary marketplace and direct from stockholder	Online shopping destination offering its members access to discounted prices on merchandise, restaurants and vacations
Global Education Learning (Holdings) Ltd.	$2,999,998	$2,999,998(7)	Direct from issuer	Asia-focused education technology company
Grockit Inc.	$2,005,945	$2,000,000	Direct from issuer	Online test preparation company
Groupon, Inc.	$2,128,585	$1,367,472	Secondary marketplace	Online provider of daily coupons for various consumer products

Investment(1)	Cost(2)	Fair Value(3)	Source(s)	Description
Kno, Inc.	$2,476,687	$2,455,000	Direct from issuer and direct from stockholder	Provider of education software, digital textbooks and social engagement tools for students
Maven Research, Inc.	$217,206	$200,000	Direct from issuer	A global knowledge marketplace
Palantir Techonologies, Inc.	888,384	888,384(7)	Direct from stockholder	A critical data security company
PJB Fund LLC(8)	$4,029,259	$4,000,000	Direct from borrower	Debt investment linked until maturity to the value of Zynga, Inc., a developer of online social games
Serious Energy, Inc.	$739,130	$712,380	Secondary marketplace	Products and services to make buildings more energy-efficient
SharesPost, Inc.	$2,281,112	$2,266,003	Direct from issuer	Online marketplace for the exchange of private company equity
Silver Spring Networks, Inc.	$4,955,271	$4,901,430(9)	Secondary marketplace	Hardware, software and services that connect devices on the smart grid
StormWind, LLC	$2,019,687	$2,000,000	Direct from issuer	Online technology courses
The Echo System Corp.	$1,512,392	$1,715,556	Direct from issuer	Social analytics
The rSmart Group, Inc.	$1,264,927	$1,250,000	Direct from issuer	Higher education learning platform
Top Hat, Inc.	$4,000,000	$4,000,000(7)	Direct from issuer	Jewelry retailing technology company
TrueCar, Inc.	$2,014,863	$1,999,997	Direct from issuer	Online automotive research destination
Twitter, Inc.	$29,821,179	$29,613,493(10)	Secondary marketplace and direct from stockholder	Short messaging platform
Violin Memory, Inc.	$9,999,996	$9,999,996(7)	Direct from issuer	Flash memory company
ZocDoc Inc.	$3,563,178	$3,500,000	Direct from stockholder	Online booking for doctor and dentist appointments
ZoomSystems	$260,476	$250,000	Direct from stockholder	Automated retail vending machines
Total	$132,624,689	$132,056,084(11)

(1)	Unless otherwise noted, each investment represents an equity investment in the listed issuer.
(2)	For those investments held as of March 31, 2012, amounts include transaction fees and costs. For those investments acquired subsequent to March 31, 2012, amounts are exclusive of transaction fees and costs as those have not yet been finally determined.

(3)	Fair value was determined in good faith by our board of directors as of March 31, 2012 for those investments held as of March 31, 2012. For those investments acquired subsequent to March 31, 2012, our board of directors has not yet determined their fair value and such investments are included at purchase cost on the acquisition date exclusive of transaction fees and costs.
(4)	Represents a $250,000 unsecured convertible promissory note issued by AlwaysOn, LLC, that may be repaid in cash, or upon certain corporate events, converted into shares of the issuer's common stock, as well as warrants to purchase an additional number of shares of the issuer’s preferred stock equal to 35% of the number of shares issuable upon conversion of the principal amount of the note at the price per share at which such shares are next issued in a qualified equity financing, or if certain corporate events occur prior to the earlier of the maturity date of the note and the date of the next qualified equity financing, 50% of the price per share offered for shares of common stock in connection with such corporate event.
(5)	As of March 31, 2012, we had invested approximately $2,705,118 (inclusive of transaction fees and costs) in equity securities of Bloom Energy Corporation that had a fair value of $2,626,335 as of March 31, 2012. We invested an additional $1,143,800 in equity securities of Bloom Energy Corporation, exclusive of transaction fees and costs, on April 4, 2012. Our board of directors has not yet determined the fair value of the additional equity securities we acquired subsequent to March 31, 2012 and such investments are included at purchase cost on the acquisition date exclusive of transaction fees and costs.
(6)	As of March 31, 2012, we had invested approximately $1,035,961 (inclusive of transaction fees and costs) in equity securities of Control4 Corporation that had a fair value of $1,000,000 as of March 31, 2012. We invested an additional $3,997,000 in the aggregate in equity securities of Control4 Corporation, exclusive of transaction fees and costs, on April 18, 2012, April 19, 2012 and April 20, 2012. Our board of directors has not yet determined the fair value of the additional equity securities we acquired subsequent to March 31, 2012 and such investments are included at purchase cost on the acquisition date exclusive of transaction fees and costs.
(7)	Reflects cost of the investment, exclusive of transaction fees and costs. Since we acquired the investment subsequent to March 31, 2012, our board of directors has not yet determined the fair value of such investment.
(8)	Represents a $4,000,000 unsecured promissory note issued by PJB Fund LLC that may be repaid, at PJB Fund LLC’s election, either by transfer of a certain number of shares of common stock of Zynga, Inc. or with a cash amount of equivalent value. To the extent the borrower repays the note in cash, we would have no further direct or indirect interest in Zynga, Inc. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Investments” for additional information regarding this investment.
(9)	As of March 31, 2012, we had invested approximately $1,155,271 (inclusive of transaction fees and costs) in equity securities of Silver Spring Networks, Inc. that had a fair value of $1,101,430 as of March 31, 2012. We invested an additional $3,800,000 in equity securities of Silver Spring Networks, Inc., exclusive of transaction fees and costs, on May 1, 2012. Our board of directors has not yet determined the fair value of the additional equity securities we acquired subsequent to March 31, 2012 and such investments are included at purchase cost on the acquisition date exclusive of transaction fees and costs.
(10)	As of March 31, 2012, we had invested approximately $12,321,179 (inclusive of transaction fees and costs) in equity securities of Twitter, Inc. that had a fair value of $12,113,493 as of March 31, 2012. We invested an additional $17,500,000 in the aggregate in equity securities of Twitter, Inc., exclusive of transaction fees and costs, on April 25, 2012, April 27, 2012 and April 30, 2012. Our board of directors has not yet determined the fair value of the additional equity securities we acquired subsequent to March 31, 2012 and such investments are included at purchase cost on the acquisition date exclusive of transaction fees and costs.
(11)	Since we acquired some of these investments subsequent to March 31, 2012, our board of directors has not yet determined the total fair value of our portfolio.

Summary Risk Factors

The value of our assets, as well as the market price of our common stock, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in our common stock involves other risks, including those discussed under the caption “Risk Factors” beginning on page S-11 of this prospectus supplement and page 20 of the accompanying prospectus. In addition, the other information included in this prospectus supplement and the accompanying prospectus contains a discussion of factors you should carefully consider before deciding to invest in shares of our common stock. Some of these risks include:

•	Our investments in the rapidly growing venture capital backed emerging companies that we are targeting may be extremely risky and we could lose all or part of our investments;
•	Because our investments are generally not in publicly traded securities, there will be uncertainty regarding the value of our portfolio investments;
•	We may not realize gains from our equity investments and, because certain of our portfolio companies may incur substantial debt to finance their operations, we may experience a complete loss on our equity investment in the event of a bankruptcy or liquidation of any of our portfolio companies;
•	Substantially all of our portfolio companies are currently experiencing operating losses, which may be substantial, and there can be no assurance when or if such companies will operate at a profit;
•	The lack of liquidity in, and potentially extended duration of, many of our investments may adversely affect our business and will delay any distributions of gains, if any;
•	Our portfolio may be concentrated in a limited number of portfolio companies or market sectors, which will subject us to a risk of significant loss if the business or market position of these companies deteriorates or market sectors experience a market downturn;
•	Technology-related sectors in which we invest are subject to many risks, including volatility, intense competition, decreasing life cycles, product obsolescence, changing consumer preferences and periodic downturns;
•	We may be limited in our ability to make follow-on investments, for a number of reasons, including financial or regulatory restrictions, and our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.
•	We have only a limited operating history;
•	Our inability to maintain our status as a business development company;
•	We are dependent upon GSV Asset Management’s senior investment personnel for our future success;
•	We may experience fluctuations in our quarterly results and we may be unable to replicate past investment opportunities or make the types of investments we have made to date in future periods;
•	Risk associated with transacting on secondary marketplaces, including the limited availability and reliability of information relating to prospective investments and legal and regulatory risks;
•	We operate in a highly competitive market for direct equity investment opportunities;
•	We will generally make non-controlling investments and are subject to the risks that other significant shareholders may have interests that differ from those of the portfolio company or minority investors.
•	There are significant potential conflicts of interest, which could impact our investment returns and limit the flexibility of our investment policies;
•	Regulations governing our operation as a business development company affect our ability to and the way in which we raise additional capital, which may expose us to risks;
•	We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code, which would have a material adverse effect on our financial performance;
•	Our common stock price may be volatile and may decrease substantially;

•	Our common stock has recently traded, and may in the future trade, at premiums that may prove to be unsustainable or at discounts from net asset value; and
•	There is a risk that you may not receive dividends or that our dividends may not grow over time, particularly since we invest primarily in securities that do not produce current income.

See “Risk Factors” beginning on page S-11 of this prospectus supplement and page 20 of the accompanying prospectus to read about factors you should consider, including the risk of leverage, before investing in our common stock.

Our Corporate Information

Our offices are located at 2965 Woodside Road, Woodside, CA 94062, and our telephone number is (650) 206-2965.

The Offering

Common Stock Offered by Us
6,000,000 shares
Common Stock Outstanding Prior to this Offering
12,420,100 shares
Common Stock to be Outstanding After this Offering (assuming no exercise of the underwriters’ over-allotment option)
18,420,100 shares
Over-Allotment Option
900,000 shares
Use of Proceeds
Our net proceeds from this offering will be approximately $98,641,500, assuming a public offering price of $17.65 per share. We plan to invest the net proceeds of this offering in accordance with our investment objective and strategies described in this prospectus. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within six to 12 months, depending on the availability of investment opportunities that are consistent with our investment objectives and other market conditions, except for such amounts as may be retained for purposes of funding our ongoing operations subsequent to the completion of this offering. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. The management fee payable by us will not be reduced while our assets are invested in such temporary investments. See “Use of Proceeds.”
Distribution
The timing and amount of our dividends, if any, will be determined by our board of directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. As we focus on making primarily capital gains-based investments in equity securities, we do not anticipate that we will pay dividends on a quarterly basis or become a predictable distributor of dividends, and we expect that our dividends, if any, will be less consistent than the dividends of other business development companies that primarily make debt investments. See “Price Range of Common Stock and Distributions” in the accompanying prospectus.
Taxation
We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not be required to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See

“Price Range of Common Stock and Distributions” and “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus.
NASDAQ Capital Market symbol
Our common stock is listed on the NASDAQ Capital Market under the symbol “GSVC.”
Risk Factors
Investing in our common stock involves a high degree of risk. You should consider carefully the information found in the section entitled “Risk Factors” beginning on page S-11 of this prospectus supplement and page 20 of the accompanying prospectus to read about factors you should consider, including the risk of leverage, before investing in our common stock. We have only a limited operating history as a business development company and as a regulated investment company. If we fail to qualify as a regulated investment company, we could become subject to federal income tax on all of our income, which would have a material adverse effect on our financial performance. We invest in rapidly growing venture capital-backed emerging companies. These activities may involve a high degree of business and financial risk. We are also subject to risks associated with access to additional capital, fluctuating quarterly results and variation in our portfolio value.
Available Information
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus supplement and the accompanying prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus supplement and the accompanying prospectus.
We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549. This information will also be available free of charge by contacting us at GSV Capital Corp., 2965 Woodside Road, Woodside, CA 94062, by telephone at (650) 206-2965, or on our website at http://www.gsvcap.com.

RISK FACTORS

Before you invest in our common stock, you should be aware of various risks, including those described below and under the section entitled “Risk Factors” beginning on page 20 of the accompanying prospectus. You should carefully consider these risk factors, together with all of the other information included in this prospectus supplement and the accompanying prospectus, before you decide whether to make an investment in our common stock. Although the prospectus supplement and the accompanying prospectus together describe our material risks, the risks set out below and in the accompanying prospectus are not the only risks we face. If any of the adverse events or conditions described below or in the accompanying prospectus occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value could decline, and you may lose all or part of your investment.

Risks Related to this Offering and Our Common Stock

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock may fluctuate substantially. The price of the common stock that will prevail in the market after this offering may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;
•	investor demand for our shares;
•	significant volatility in the market price and trading volume of securities of regulated investment companies, business development companies or other financial services companies;
•	changes in regulatory policies or tax guidelines with respect to regulated investment companies or business development companies;
•	failure to qualify as a RIC for a particular taxable year, or the loss of RIC status;
•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;
•	general economic conditions and trends;
•	fluctuations in the valuation of our portfolio investments;
•	operating performance of companies comparable to us;
•	market sentiment against technology-related companies; and
•	departures of any of the senior investment professionals or Advisory Board members of GSV Asset Management.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may therefore be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

We will have broad discretion over the use of proceeds of this offering, to the extent it is successful, and will use proceeds in part to satisfy operating expenses.

We will have significant flexibility in applying the proceeds of this offering and may use the net proceeds from this offering in ways with which you may not agree, or for purposes other than those contemplated at the time of this offering. We can not assure you that we will be able to successfully utilize the proceeds within the timeframe contemplated. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of the offering, pending full investment, are used to pay operating expenses. In addition, we can provide you no assurance that the current offering will be successful, or that by increasing the size of our available equity capital our aggregate expenses, and correspondingly, our expense ratio, will be lowered.

Investors in this offering will incur immediate and substantial dilution.

Commissions and discounts payable to the underwriters, together with our organizational expense and other expenses of this offering, will reduce the net proceeds of the offering available for us to invest. As of March 31, 2012 our net asset value was $167,349,108 , or $13.47 per share. After giving effect to the sale of 6,000,000 shares of our common stock in this offering (assuming no exercise by the underwriters of their over-allotment option) at an assumed public offering price of $17.65 per share, and after deducting the underwriting discounts and commissions of approximately $6,883,500 and estimated offering expenses of approximately $375,000 payable by us, our adjusted net asset value is expected to be approximately $265,990,608, or $14.44 per share, representing an immediate and substantial dilution of approximately $3.21 per share to investors in this offering.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. The percentages included in the table reflect our net assets as of March 31, 2012, as adjusted to reflect completion of this offering. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus supplement and the accompanying prospectus contains a reference to fees or expenses paid by “us” or “GSV Capital,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in GSV Capital Corp.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	6.5	%(1)
Offering expenses borne by common stockholders (as a percentage of offering price)	0.35	%(2)
Dividend reinvestment plan expenses	None
Total stockholder transaction expenses (as a percentage of offering price)	6.85%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	2.00	%(3)
Incentive fees payable under our investment advisory agreement (20%)	0.00	%(4)
Interest payments on borrowed funds	0.00	%(5)
Other expenses (estimated)	1.26	%(6)
Acquired fund fees and expenses	0.01	%(7)
Total annual expenses (estimated)	3.27	%(8)

EXAMPLE

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. See Note 5 below for additional information regarding certain assumptions regarding our level of leverage subsequent to this offering.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$111	$192	$273	$483

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. As the incentive fee under the Investment Advisory Agreement is payable only on realized capital gains, this illustration assumes that the entire 5.0% annual return is in the form of realized capital gains (computed net of all realized capital losses and unrealized capital depreciation) in each of the indicated time periods, and that we will be required to pay an incentive fee on the full amount of the annual return. If we achieve a greater realization of realized capital gains than the assumed 5.0% annual return, our expenses and returns to our investors would be higher. In addition, the example assumes inclusion of the sales load of 6.5%. Also, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

(1)	The underwriting discounts and commissions with respect to shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.
(2)	Amount reflects estimated offering expenses of approximately $375,000.

(3)	Reflects our base management fee as a percentage of our net assets. Our base management fee under the Investment Advisory Agreement is based on our gross assets, which is defined as all the assets of GSV Capital, including those acquired using borrowings for investment purposes. See “Investment Advisory Agreement.” As a result, although we do not currently have any specific plans to use leverage, to the extent we elect to utilize leverage in the future, our base management fee as a percentage of our net assets would increase.
(4)	The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2011, and will equal the lesser of (i) 20% of our realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and (ii) 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. For a more detailed discussion of the calculation of this fee, see “Investment Advisory Agreement.” For accounting purposes, in order to reflect the theoretical capital gains incentive fee that would be payable for a given period as if all unrealized gains were realized, we are required to accrue a capital gains incentive fee based upon realized capital gains and losses during the current calendar year through the end of the period, plus any unrealized capital appreciation and depreciation as of the end of the period. It should be noted that a fee so calculated and accrued would not necessarily be payable under the Investment Advisory Agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. Amounts paid under the Investment Advisory Agreement will be consistent with the formula reflected in the Investment Advisory Agreement. As of March 31, 2012, we had no accrued incentive fees.
(5)	We do not currently have any specific plans to incur debt or use leverage. However, if we borrow for investment purposes in the future, we will be exposed to the risks of leverage, which may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, GSV Asset Management, will be borne by our common stockholders. We will not incur indebtedness on our portfolio, pay any interest or issue any preferred stock during the 12 months following the date of this prospectus.
(6)	“Other expenses” ($3.3 million) are based upon estimates for the 12 months following completion of this offering.
(7)	Amount reflects our estimated expenses for the 12 months following completion of this offering relating to the temporary investment of proceeds from this offering in money market funds pending our investment of such proceeds in portfolio companies in accordance with our investment objective and strategies described in this prospectus.
(8)	This ratio of net operating expenses to net assets decreased from 5.01%, based on our nets assets as of December 31, 2011, to 3.27%, based on our net assets as of March 31, 2012, as a result of the increase in our net assets resulting from our follow-on offering that was completed in February 2012 and the issuance of 6,000,000 shares of our common stock pursuant to this offering.

DILUTION

The potential dilution to investors in this offering is represented by the amount by which the offering price per share exceeds our net asset value per share after the completion of this offering. Net asset value per share is determined by dividing our net asset value, which is our total assets less total liabilities, by the number of outstanding shares.

As of March 31, 2012 our net asset value was $167,349,108, or $13.47 per share. After giving effect to the sale of 6,000,000 shares of our common stock in this offering (assuming no exercise by the underwriters of their over-allotment option) at an assumed public offering price of $17.65 per share, and after deducting estimated underwriting discounts and commissions of approximately $6,883,500 and estimated offering expenses of approximately $375,000 payable by us, our adjusted net asset value is expected to be approximately $265,990,608, or $14.44 per share, representing an immediate and substantial dilution of approximately $3.21 per share to investors in this offering.

The following table illustrates the dilution on a per share basis, taking into account the assumptions set forth above:

Assumed offering price per share	$17.65
March 31, 2012 net asset value per share before this offering	$13.47
Increase per share attributable to investors in this offering	$4.18
As adjusted net asset value per share immediately after this offering	$14.44
Dilution per share attributable to investors in this offering	$3.21

FORWARD-LOOKING STATEMENTS AND PROJECTIONS

This prospectus supplement and the accompanying prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about GSV Capital, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our equity investments in such portfolio companies,
•	an economic downturn could disproportionately impact the market sectors in which a significant portion of our portfolio is concentrated, causing us to suffer losses in our portfolio,
•	an inability to access the equity markets could impair our investment activities,
•	interest rate volatility could adversely affect our results, particularly if we opt to use leverage as part of our investment strategy, and
•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus supplement and the accompanying prospectus.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus supplement or the accompanying prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in the section entitled “Risk Factors” beginning on page 20 of the accompanying prospectus and elsewhere in this prospectus supplement. You should not place undue reliance on these forward-looking statements, which apply only as of the dates of this prospectus supplement and the accompanying prospectus, respectively. The forward-looking statements and projections contained in this prospectus supplement and the accompanying prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, or the “Securities Act.” In addition, the forward-looking statements and projections contained in any reports we may file subsequent to completion of this offering under the Exchange Act will be excluded from the safe harbor protection provided by Section 21E of the Exchange Act.

CAPITALIZATION

The following table sets forth:

•	our actual cash and capitalization as of March 31, 2012; and
•	our cash and capitalization as adjusted to reflect the sale of our 6,000,000 shares of common stock in this offering (assuming no exercise by the underwriters of their over-allotment option) at the assumed public offering price of $17.65 per share, after deducting the estimated underwriting discounts and commissions and estimated offering expenses payable out of the proceeds of this offering.

	As of March 31, 2012
	Actual	As Adjusted(1)
Assets(1):
Cash and cash equivalents	$75,391,344	$174,032,844
Total assets	$167,690,745	$266,332,245
Stockholders’ equity:
Common stock, par value $0.01 per share; 100,000,000 shares authorized, 12,420,100 shares issued and outstanding, actual, 18,420,100 shares issued and outstanding, as adjusted, respectively	$124,201	$184,201
Additional paid-in-capital	168,887,770	267,469,270
Accumulated net investment loss	(1,094,002)	(1,094,002)
Accumulated net realized loss on investments	(256)	(256)
Accumulated net unrealized depreciation on investments	(568,605)	(568,605)
Unrealized depreciation on investments	—	—
Total stockholders’ equity	$167,349,108	$265,990,608

(1)	From April 1, 2012 through May 9, 2012, we have used approximately $56 million, excluding transaction costs and fees, of our available cash to acquire additional portfolio investments. This is not reflected in the table above.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of 6,000,000 shares of our common stock in this offering will be approximately $98.6 million, or approximately $113.5 million if the underwriters fully exercise their over-allotment option, in each case assuming a public offering price of $17.65 per share, after deducting estimated underwriting discounts and commissions and estimated offering expenses payable out of the proceeds of this offering.

We plan to invest the net proceeds from this offering in portfolio companies in accordance with our investment objective and strategies described in this prospectus. We will also use a portion of the net proceeds to pay operating expenses, and other expenses such as due diligence expenses relating to potential new investments. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within six to 12 months, depending on the availability of investment opportunities that are consistent with our investment objectives and market conditions, except for such amounts as may be retained for purposes of funding our ongoing operations subsequent to the completion of this offering. We cannot assure you we will achieve our targeted investment pace. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation as a Business Development Company — Temporary Investments” in the accompanying prospectus for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

UNDERWRITING

Citigroup Global Markets, Inc., is acting as sole book-running manager of the offering and as representative of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus supplement, each underwriter named below has severally agreed to purchase, and we have agreed to sell to that underwriter, the number of shares set forth opposite the underwriter’s name.

Underwriters	Number of Shares
Citigroup Global Markets, Inc.
Ladenburg Thalmann & Co. Inc.
Lazard Capital Markets LLC
National Securities Corporation
Aegis Capital Corporation
Maxim Group LLC
China International Capital Corporation Hong Kong Securities Limited (with CICC US Securities, Inc. acting as its selling agent in the United States)
Total

China International Capital Corporation Hong Kong Securities Limited, one of the underwriters, is not a broker-dealer registered with the Securities and Exchange Commission or under the securities or “blue sky” laws of any state, therefore, to the extent it intends to make any offers or sales of common stock in the United States, or to nationals or residents of the United States, it will do so only through CICC US Securities, Inc. in compliance with applicable securities laws and regulations, and the rules of the Financial Industry Regulatory Authority, as well as with applicable laws of the various states.

The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the shares (other than those covered by the over-allotment option described below) if they purchase any of the shares.

Shares sold by the underwriters to the public will initially be offered at the public offering price set forth on the cover of this prospectus supplement. Any shares sold by the underwriters to securities dealers may be sold at a discount from the initial public offering price not to exceed $           per share. If all the shares are not sold at the initial offering price, the underwriters may change the offering price and the other selling terms.

If the underwriters sell more shares than the total number set forth in the table above, we have granted to the underwriters an option, exercisable for 30 days from the date of this prospectus supplement, to purchase up to 900,000 additional shares at the public offering price less the underwriting discount. To the extent the option is exercised, each underwriter must purchase a number of additional shares approximately proportionate to that underwriter’s initial purchase commitment. Any shares issued or sold under the option will be issued and sold on the same terms and conditions as the other shares that are the subject of this offering.

We and each of our directors and officers has agreed that, for a period of 45 days from the date of this prospectus supplement, such party will not, without the prior written consent of Citigroup Global Markets, Inc., offer, pledge, sell, contract to sell or otherwise dispose of or agree to sell or otherwise dispose of, directly or indirectly, or hedge any shares or any securities convertible into or exchangeable for shares, provided, however, that we may issue shares pursuant to our dividend reinvestment plan. Citigroup Global Markets, Inc. in its sole discretion may release any of the securities subject to these lock-up agreements at any time without notice. Notwithstanding the foregoing, if (i) during the last 17 days of the 45-day restricted period, we issue an earnings release or material news or a material event relating to our company occurs; or (ii) prior to the expiration of the 45-day restricted period, we announce that we will release earnings results during the 16-day period beginning on the last day of the 45-day restricted period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

The shares are listed on the NASDAQ Capital Market under the symbol “GSVC”.

The following table shows the underwriting discounts and commissions that we are to pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ over-allotment option.

Paid by us	No Exercise	Full Exercise
Per Share	$	$
Total	$	$

In connection with the offering, the underwriters may purchase and sell shares in the open market. Purchases and sales in the open market may include short sales, purchases to cover short positions, which may include purchases pursuant to the over-allotment option, and stabilizing purchases.

•	Short sales involve secondary market sales by the underwriters of a greater number of shares than they are required to purchase in the offering.
º	“Covered” short sales are sales of shares in an amount up to the number of shares represented by the underwriters’ over-allotment option.
º	“Naked” short sales are sales of shares in an amount in excess of the number of shares represented by the underwriters’ over-allotment option.
•	Covering transactions involve purchases of shares either pursuant to the over-allotment option or in the open market after the distribution has been completed in order to cover short positions.
º	To close a naked short position, the underwriters must purchase shares in the open market after the distribution has been completed. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering.
º	To close a covered short position, the underwriters must purchase shares in the open market after the distribution has been completed or must exercise the over-allotment option. In determining the source of shares to close the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option.
•	Stabilizing transactions involve bids to purchase shares so long as the stabilizing bids do not exceed a specified maximum.

The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when the underwriters, in covering short positions or making stabilizing purchases, repurchase shares originally sold by that syndicate member.

Purchases to cover short positions and stabilizing purchases, as well as other purchases by the underwriters for their own accounts, may have the effect of preventing or retarding a decline in the market price of the shares. They may also cause the price of the shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NASDAQ Capital Market, in the over-the-counter market or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

In addition, in connection with this offering, some of the underwriters (and selling group members) may engage in passive market making transactions in the shares on the NASDAQ Capital Market, prior to the pricing and completion of the offering. Passive market making consists of displaying bids on the NASDAQ Capital Market at no higher than the bid prices of independent market makers and making purchases at prices no higher than those independent bids and effected in response to order flow. Net purchases by a passive market maker on each day are limited to a specified percentage of the passive market maker’s average daily trading volume in the shares during a specified period and must be discontinued when that limit is reached. Passive market making may cause the price of the shares to be higher than the price that otherwise would exist in the open market in the absence of those transactions. If the underwriters commence passive market making transactions, they may discontinue them at any time.

The underwriters are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the underwriters and their respective affiliates may, from time to time, engage in transactions with and perform services for us in the ordinary course of their business for which they may receive customary fees and reimbursement of expenses. For example, certain of the underwriters in this offering received underwriting discounts and compensation in connection with our prior follow-on offerings in September 2011 and February 2012. In the ordinary course of their various business activities, the underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (which may include bank loans and/or credit default swaps) for their own account and for the accounts of their customers and may at any time hold long and short positions in such securities and instruments. Such investment and securities activities may involve our securities and instruments.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Notice to Prospective Investors in the European Economic Area

In relation to each member state of the European Economic Area that has implemented the Prospectus Directive (each, a relevant member state), with effect from and including the date on which the Prospectus Directive is implemented in that relevant member state (the relevant implementation date), an offer of shares described in this prospectus supplement or the accompanying prospectus may not be made to the public in that relevant member state other than:

•	to any legal entity which is a qualified investor as defined in the Prospectus Directive;
•	to fewer than 100 or, if the relevant member state has implemented the relevant provision of the 2010 PD Amending Directive, 150 natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive, subject to obtaining the prior consent of the relevant Dealer or Dealers nominated by us for any such offer; or
•	in any other circumstances falling within Article 3(2) of the Prospectus Directive,

provided that no such offer of shares shall require us or any underwriter to publish a prospectus pursuant to Article 3 of the Prospectus Directive.

For purposes of this provision, the expression an “offer of securities to the public” in any relevant member state means the communication in any form and by any means of sufficient information on the terms of the offer and the shares to be offered so as to enable an investor to decide to purchase or subscribe for the shares, as the expression may be varied in that member state by any measure implementing the Prospectus Directive in that member state, and the expression “Prospectus Directive” means Directive 2003/71/EC (and amendments thereto, including the 2010 PD Amending Directive, to the extent implemented in the relevant member state) and includes any relevant implementing measure in the relevant member state. The expression 2010 PD Amending Directive means Directive 2010/73/EU.

The sellers of the shares have not authorized and do not authorize the making of any offer of shares through any financial intermediary on their behalf, other than offers made by the underwriters with a view to the final placement of the shares as contemplated in this prospectus supplement and the accompanying prospectus. Accordingly, no purchaser of the shares, other than the underwriters, is authorized to make any further offer of the shares on behalf of the sellers or the underwriters.

Notice to Prospective Investors in the United Kingdom

This prospectus supplement and the accompanying prospectus is only being distributed to, and is only directed at, persons in the United Kingdom that are qualified investors within the meaning of Article 2(1)(e) of the Prospectus Directive that are also (i) investment professionals falling within Article 19(5) of the

Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”) or (ii) high net worth entities, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order (each such person being referred to as a “relevant person”). This prospectus supplement and the accompanying prospectus and their respective contents are confidential and should not be distributed, published or reproduced (in whole or in part) or disclosed by recipients to any other persons in the United Kingdom. Any person in the United Kingdom that is not a relevant person should not act or rely on this document or any of its contents.

Notice to Prospective Investors in France

Neither this prospectus supplement nor the accompanying prospectus nor any other offering material relating to the shares described in this prospectus supplement and the accompanying prospectus has been submitted to the clearance procedures of the Autorité des Marchés Financiers or of the competent authority of another member state of the European Economic Area and notified to the Autorité des Marchés Financiers. The shares have not been offered or sold and will not be offered or sold, directly or indirectly, to the public in France. Neither this prospectus supplement nor the accompanying prospectus nor any other offering material relating to the shares has been or will be:

•	released, issued, distributed or caused to be released, issued or distributed to the public in France; or
•	used in connection with any offer for subscription or sale of the shares to the public in France.

Such offers, sales and distributions will be made in France only:

•	to qualified investors (investisseurs qualifiés) and/or to a restricted circle of investors (cercle restreint d’investisseurs), in each case investing for their own account, all as defined in, and in accordance with articles L.411-2, D.411-1, D.411-2, D.734-1, D.744-1, D.754-1 and D.764-1 of the French Code monétaire et financier;
•	to investment services providers authorized to engage in portfolio management on behalf of third parties; or
•	in a transaction that, in accordance with article L.411-2-II-1°-or-2°-or 3° of the French Code monétaire et financier and article 211-2 of the General Regulations (Règlement Général) of the Autorité des Marchés Financiers, does not constitute a public offer (appel public à l’épargne).

The shares may be resold directly or indirectly, only in compliance with articles L.411-1, L.411-2, L.412-1 and L.621-8 through L.621-8-3 of the French Code monétaire et financier.

Notice to Prospective Investors in Hong Kong

The shares may not be offered or sold in Hong Kong by means of any document other than (i) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap. 32, Laws of Hong Kong), or (ii) to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder, or (iii) in other circumstances which do not result in the document being a “prospectus” within the meaning of the Companies Ordinance (Cap. 32, Laws of Hong Kong) and no advertisement, invitation or document relating to the shares may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere), which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the laws of Hong Kong) other than with respect to shares which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder.

Notice to Prospective Investors in Japan

The shares offered in this prospectus supplement and the accompanying prospectus have not been registered under the Securities and Exchange Law of Japan. The shares have not been offered or sold and will not be offered or sold, directly or indirectly, in Japan or to or for the account of any resident of Japan, except (i) pursuant to an exemption from the registration requirements of the Securities and Exchange Law and (ii) in compliance with any other applicable requirements of Japanese law.

Notice to Prospective Investors in Singapore

Neither this prospectus supplement nor the accompanying prospectus have been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, this prospectus supplement and the accompanying prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the shares may not be circulated or distributed, nor may the shares be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore (the “SFA”), (ii) to a relevant person pursuant to Section 275(1), or any person pursuant to Section 275(1A), and in accordance with the conditions specified in Section 275 of the SFA or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA, in each case subject to compliance with conditions set forth in the SFA.

Where the shares are subscribed or purchased under Section 275 of the SFA by a relevant person which is:

•	a corporation (which is not an accredited investor (as defined in Section 4A of the SFA)) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or
•	a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary of the trust is an individual who is an accredited investor,

shares, debentures and units of shares and debentures of that corporation or the beneficiaries’ rights and interest (howsoever described) in that trust shall not be transferred within six months after that corporation or that trust has acquired the shares pursuant to an offer made under Section 275 of the SFA except:

•	to an institutional investor (for corporations, under Section 274 of the SFA) or to a relevant person defined in Section 275(2) of the SFA, or to any person pursuant to an offer that is made on terms that such shares, debentures and units of shares and debentures of that corporation or such rights and interest in that trust are acquired at a consideration of not less than S$200,000 (or its equivalent in a foreign currency) for each transaction, whether such amount is to be paid for in cash or by exchange of securities or other assets, and further for corporations, in accordance with the conditions specified in Section 275 of the SFA;
•	where no consideration is or will be given for the transfer; or
•	where the transfer is by operation of law.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the underwriters by Davis Polk & Wardwell LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audited financial statements and financial highlights at and for December 31, 2011, included in the accompanying prospectus and elsewhere in the registration statement have been so included in reliance upon the report of Grant Thornton LLP, independent registered public accountants located at One California Street, Suite 2300, San Francisco, California 94111, upon the authority of said firm as experts in giving said report.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus supplement and the accompanying prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus supplement and the accompanying prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549. This information will also be available free of charge by contacting us at GSV Capital Corp., 2965 Woodside Road, Woodside, CA 94062, by telephone at (650) 206-2965, or on our website at http://www.gsvcap.com

PROSPECTUS

$250,000,000

GSV Capital Corp.

Common Stock

We are an externally managed non-diversified closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, or the “1940 Act.” Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity investments. We invest principally in the equity securities of rapidly growing venture capital-backed emerging companies. We may also invest on an opportunistic basis in select publicly-traded equity securities of rapidly growing companies that otherwise meet our investment criteria. In addition, while we invest primarily in U.S. companies, we may invest on an opportunistic basis in certain non-U.S. companies that otherwise meet out investment criteria, although in no event will the aggregate value of our non-U.S. investments exceed 30% of the aggregate value of our total investment portfolio. We acquire our investments through secondary marketplaces for private companies, negotiations with selling stockholders and direct investments with prospective portfolio companies. Our investment activities are managed by GSV Asset Management, LLC. GSV Capital Service Company, LLC provides the administrative services necessary for us to operate.

We seek to deploy capital primarily in the form of equity and equity-related investments, including common stock, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity, and convertible debt securities with a high equity component. Our investments generally do not produce current income. We will seek to deploy capital primarily in the form of non-controlling investments in our portfolio companies.

We may offer, from time to time, in one or more offerings, up to $250,000,000 of our common stock. Our common stock may be offered at prices and on terms to be described in one or more supplements to this prospectus.

The offering price per share of our common stock less any underwriting commissions or discounts will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may in the future seek to issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (i) with the prior approval of the majority of our common stockholders or (ii) under such other circumstances as the SEC may permit. In addition, even if we seek and obtain shareholder approval to sell our common stock at a price below our net asset value per share, we cannot do so unless our board of directors determines that it would be in our and our stockholders' best interests to do so.

Our common stock may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our common stock, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our common stock through agents, underwriters or dealers or otherwise without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of our common stock.

Our common stock is listed on the NASDAQ Capital Market under the symbol “GSVC.” As of March 31, 2012, our net asset value was approximately $13.47 per share. On May 4, 2012, the last reported sales price on the NASDAQ Capital Market for our common stock was $19.65 per share.

This prospectus, and any accompanying prospectus supplement, contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus, and any accompanying prospectus supplement, before investing and keep it for future reference. We will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the “SEC.” This information will be available free of charge by contacting us by mail at 2965 Woodside Road, Woodside, CA 94062, by telephone at (650) 206-2965 or on our website at http://www.gsvcap.com. The SEC also maintains a website at http://www.sec.gov that contains such information. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. In particular, shares of closed-end investment companies, including business development companies, such as our company, frequently trade at a discount to their net asset value. See “Risk Factors” beginning on page 20 to read about factors you should consider, including the risk of leverage, before investing in our common stock.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of shares of common stock unless accompanied by a prospectus supplement.

The date of this prospectus is May 10, 2012.

You should rely on the information contained in this prospectus. We have not authorized any dealer, salesman or other person to provide you with different information or to make representations as to matters not stated in this prospectus or any accompanying prospectus supplement. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus, and any accompanying prospectus supplement, does not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus or any accompanying prospectus supplement. We will amend or supplement this prospectus and any accompanying prospectus supplement in the event of any material change to the information contained herein or therein during any applicable distribution period.

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ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended, or the Securities Act, we may offer, from time to time, in one or more offerings, up to $250,000,000 of our common stock on such terms to be determined at the time of the offering. Our common stock may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of our common stock. Each time we use this prospectus to offer our common stock, we will provide a prospectus supplement that will contain specific information about the terms of such offering. In particular, such prospectus supplement will include updated risk factors, financial data, portfolio holdings and their respective valuations, and other disclosure that will be tailored to address the pertinent market and other conditions that are prevalent at the time of such offering. Such disclosure will include, for example, the per share dollar amount of dilution, if any, that investors in such offering will incur. A prospectus supplement may also add, update or change information contained in this prospectus. If there is any inconsistency between information in this prospectus and the accompanying prospectus supplement, you should rely only on the information contained in the accompanying prospectus supplement. Please carefully read this prospectus and the accompanying prospectus supplement together with any exhibits and the additional information described under the headings “Summary,” “Risk Factors” and “Available Information” before you make an investment decision.

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SUMMARY

This summary, including, beginning on page 6, the Risk Factors summary, highlights some of the information in this prospectus. This summary is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” beginning on page 20 and the other information included in this prospectus.

Except where the context suggests otherwise, the terms “we,” “us,” “our” and “GSV Capital” refer to GSV Capital Corp. In addition, the terms “GSV Asset Management” or “investment adviser” refer to GSV Asset Management, LLC, and “GSV Capital Service Company” or the “administrator” refer to GSV Capital Service Company, LLC.

In May 2011 we completed our initial public offering of 3,335,000 shares of our common stock at an offering price of $15.00 per share, resulting in net proceeds to GSV Capital Corp of approximately $46.5 million.

In September 2011 we completed our first follow-on public offering of 2,185,000 shares of our common stock at an offering price of $14.15 per share, resulting in net proceeds to GSV Capital Corp. of approximately $29.6 million. We used the proceeds of our follow-on offering to increase our holdings in Facebook, Inc., Kno, Inc., and Twitter, Inc., as well as to make new investments in eight private companies, Control4 Corporation, DreamBox Learning, Inc., Dropbox, Inc., Grockit, Inc., StormWind, LLC, The Echo System Corp., The rSmart Group, Inc. and ZocDoc, Inc.

In February 2012 we completed our second follow-on public offering of 6,900,000 shares of our common stock at an offering price of $15.00 per share, resulting in net proceeds to GSV Capital Corp. of approximately $96.2 million. We used the proceeds of our second follow-on offering to increase our holdings in Bloom Energy Corporation, Chegg, Inc., Control4 Corporation, Silver Spring Networks, Inc., StormWind, LLC, The Echo System Corp., The rSmart Group Inc. and Twitter, Inc. as well as to make new investments in eight private companies, AltEgo, LLC, AlwaysOn Network, LLC, CUX, Inc., Fullbridge, Inc., Global Education Learning (Holdings), Ltd., Maven Research, Inc., Top Hat, Inc. and Violin Memory, Inc.

We priced our second follow-on offering at a 23% discount to the then current trading price. On February 10, 2012, the date that we announced the pricing of our second follow-on offering, the last reported sales price on the NASDAQ Capital Market for our common stock was $15.30 per share, compared to a closing sales price of $19.50 per share the day before. Since the closing of our second follow-on offering through May 4, 2012, our stock price has fluctuated from a low of $15.70 (on February 16, 2012) to a high of $20.39 (on March 27, 2012). Our stock price did not again close at or above $19.50 until March 27, 2012, when it closed at $20.18. On May 4, 2012, the last reported sales price on the NASDAQ Capital Market for our common stock was $19.65 per share. Our board of directors could in the future decide to conduct other offerings at a substantial discount to the Company’s then current trading price.

Our board of directors considered a number of potential benefits to offering shares of our common stock at a discount to our then current market price, including the substantial increase in net proceeds that could be obtained by offering shares at an increased discount to market price, the greater market power the increased net proceeds would provide us in seeking attractive portfolio investments, and the fact that the offer price was still at a substantial premium, and would be accretive to, our net asset value per share.

In addition, our board of directors considered a number of potential drawbacks, including the adverse impact on our market price that would potentially result from offering shares at a discount to market price, as well as the increase in the fees payable to our investment adviser that would result from the increased net proceeds. Our board of directors did not assign any particular weight to any one factor, but instead evaluated all of the factors collectively in determining to authorize the February 2012 equity offering at a public offer price of $15.00 per share.

As of May 4, 2012, we have invested approximately 70.1% of the combined net proceeds from our public offerings. To the extent that we have uninvested cash, we may make temporary investments in U.S. government securities, money market funds, or high-quality debt securities maturing in one year or less from the time of investment. Such investments will likely produce a return that is significantly less than the 2.00% base management fee on such assets that we will pay to our investment adviser.

In general, we will not conduct an offering of our shares of common stock unless we have committed a substantial percentage of our currently available capital. Our board of directors will authorize an offering of our shares of common stock only after considering, among other factors, the amount of capital we have available to invest relative to our deal flow, the investment opportunities that would not otherwise be available to us without raising additional capital, and the extent to which the offering price per share would have a potentially negative effect on our market price.

GSV Capital

We are an externally managed, non-diversified closed-end management investment company that has elected to be treated as a business development company under the 1940 Act. Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity and equity-related investments. We invest principally in the equity securities of rapidly growing venture capital-backed emerging companies. We acquire our investments through secondary marketplaces for private companies, negotiations with selling stockholders and direct investments with prospective portfolio companies. We may also invest on an opportunistic basis in select publicly-traded equity securities or certain non-U.S. companies that otherwise meet our investment criteria. Our investment activities are managed by GSV Asset Management, and GSV Capital Service Company provides the administrative services necessary for us to operate.

Our investment philosophy is premised on a disciplined approach of identifying high-growth emerging companies across several key industry themes which may include, among others, social-mobile, cloud computing, internet commerce, green technology and education technology. Our investment adviser’s investment decisions are based on a disciplined analysis of available information regarding each potential portfolio company’s business operations, focusing on the company’s growth potential, the quality of recurring revenues and cash flow and cost structures, as well as an understanding of key market fundamentals. Top tier venture capital funds or other financial or strategic sponsors have invested in many of the companies that our investment adviser evaluates.

We seek to deploy capital primarily in the form of non-controlling equity and equity-related investments, including common stock, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity, and convertible debt securities with a significant equity component.

We seek to create a low-turnover portfolio that we expect will initially include investments in 25 to 35 companies representing a broad range of investment themes. As of May 4, 2012, we have completed investments in 29 companies for aggregate consideration of $120,866,369 (exclusive of transaction fees and costs), or 70.1% of the combined net proceeds from our public offerings. We expect that the total number of portfolio companies in which we are invested will increase as our equity capital base grows.

Two of the companies in our portfolio, Groupon, Inc. and Zynga, Inc., completed their initial public offerings in the fourth quarter of 2011. As of March 31, 2012, we own 80,000 shares of Groupon, Inc., which were previously subject to a lock-up agreement that expired on May 1, 2012. With respect to Zynga, as of March 31, 2012, we hold a $4,000,000 unsecured promissory note issued by PJB Fund LLC that we expect to mature on June 27, 2012, the repayment amount of which includes a return based on the relative value of the common stock of Zynga, Inc. As of March 31, 2012, these investments collectively comprised approximately 3.2% of our net asset value. The market trading levels for these companies were taken into consideration when calculating the fair value of such investments as of March 31, 2012. In addition, on February 1, 2012, Facebook, Inc. filed a registration statement with the SEC in connection with its proposed initial public offering. We own 350,000 shares of Class B common stock of Facebook, Inc., which are presently subject to a lock-up agreement that will expire 181 days after the date of the final prospectus relating to Facebook, Inc.’s initial public offering, if consummated. While there can be no assurance that it will do so, if Facebook, Inc. completes its initial public offering, its market trading levels will be taken into consideration when calculating the fair value of our investment. For a more detailed discussion of these investments and developments that may impact their fair market value as determined by our board of directors, see “Investments” and “Net Decreases in Net Assets” in “Management's Discussion and Analysis of Financial Condition and Results of Operations.”

Current Portfolio

We have limited information about the financial performance and profitability of our portfolio companies. While according to public filings with the SEC, certain of our portfolio companies have earned net income in recent periods, we believe that substantially all of our portfolio companies are currently experiencing operating losses. There can be no assurance when or if such companies will operate at a profit. In addition, our current portfolio company investments are also concentrated in a limited number of companies. As of May 4, 2012, over half of our portfolio company investments was comprised of investments in four companies.

As of May 4, 2012, we have completed investments in the companies identified below. For those investments held as of March 31, 2012, amounts include transaction fees and costs. For those investments acquired subsequent to March 31, 2012, amounts are exclusive of transaction fees and costs as those have not yet been finally determined. Fair value was determined in good faith by our board of directors as of March 31, 2012 for those investments held as of March 31, 2012. For those investments acquired subsequent to March 31, 2012, our board of directors has not yet determined their fair value and such investments are included at purchase cost on the acquisition date exclusive of transaction fees and costs.

Investment(1)	Cost(2)	Fair Value(3)	Source(s)	Description
AltEgo, LLC	$510,473	$500,000	Direct from issuer	Avatar technology and games developer
AlwaysOn Network, LLC(4)	$250,000	$250,000	Direct from issuer	Internet media company
Bloom Energy Corporation	$3,848,918	$3,770,135(5)	Secondary marketplace and direct from stockholder	Provider of solid oxide fuel cell technology that generates power onsite from a wide variety of fuel sources
Chegg, Inc.	$10,011,443	$9,999,996	Direct from issuer and secondary marketplace	Online textbook rental company serving students nationwide
Control4 Corporation	$5,032,961	$4,997,000(6)	Direct from stockholder	Smart home automation company
CUX, Inc.	$2,000,000	$2,000,000	Direct from issuer	Corporate education company
DreamBox Learning, Inc.	$758,017	$750,000	Direct from issuer	Education technology company
Dropbox, Inc.	$5,015,333	$4,999,998	Direct from stockholder	Online storage service
Facebook, Inc.	$10,472,294	$11,200,000	Secondary marketplace	Leading online social network
Fullbridge, Inc.	$1,969,996	$1,969,996(7)	Direct from issuer	Business education company
Gilt Groupe, Inc.	$5,576,979	$5,499,250	Secondary marketplace and direct from stockholder	Online shopping destination offering its members access to discounted prices on merchandise, restaurants and vacations
Global Education Learning (Holdings) Ltd.	$2,999,998	$2,999,998(7)	Direct from issuer	Asia-focused education technology company
Grockit Inc.	$2,005,945	$2,000,000	Direct from issuer	Online test preparation company

Investment(1)	Cost(2)	Fair Value(3)	Source(s)	Description
Groupon, Inc.	$2,128,585	$1,367,472	Secondary marketplace	Online provider of daily coupons for various consumer products
Kno, Inc.	$2,476,687	$2,455,000	Direct from issuer and direct from stockholder	Provider of education software, digital textbooks and social engagement tools for students
Maven Research, Inc.	$217,206	$200,000	Direct from issuer	A global knowledge marketplace
PJB Fund LLC(8)	$4,029,259	$4,000,000	Direct from borrower	Debt investment linked until maturity to the value of Zynga, Inc., a developer of online social games
Serious Energy, Inc.	$739,130	$712,380	Secondary marketplace	Products and services to make buildings more energy-efficient
SharesPost, Inc.	$2,281,112	$2,266,003	Direct from issuer	Online marketplace for the exchange of private company equity
Silver Spring Networks, Inc.	$4,955,271	$4,901,430(9)	Secondary marketplace	Hardware, software and services that connect devices on the smart grid
StormWind, LLC	$2,019,687	$2,000,000	Direct from issuer	Online technology courses
The Echo System Corp.	$1,512,392	$1,715,556	Direct from issuer	Social analytics
The rSmart Group, Inc.	$1,264,927	$1,250,000	Direct from issuer	Higher education learning platform
Top Hat, Inc.	$4,000,000	$4,000,000(7)	Direct from issuer	Jewelry retailing technology company
TrueCar, Inc.	$2,014,863	$1,999,997	Direct from issuer	Online automotive research destination
Twitter, Inc.	$29,821,179	$29,613,493(10)	Secondary marketplace and direct from stockholder	Short messaging platform
Violin Memory, Inc.	$9,999,996	$9,999,996(7)	Direct from issuer	Flash memory company
ZocDoc Inc.	$3,563,178	$3,500,000	Direct from stockholder	Online booking for doctor and dentist appointments
ZoomSystems	$260,476	$250,000	Direct from stockholder	Automated retail vending machines
Total	$121,736,305	$121,167,700(11)

(1)	Unless otherwise noted, each investment represents an equity investment in the listed issuer.

(2)	For those investments held as of March 31, 2012, amounts include transaction fees and costs. For those investments acquired subsequent to March 31, 2012, amounts are exclusive of transaction fees and costs as those have not yet been finally determined.
(3)	Fair value was determined in good faith by our board of directors as of March 31, 2012 for those investments held as of March 31, 2012. For those investments acquired subsequent to March 31, 2012, our board of directors has not yet determined their fair value and such investments are included at purchase cost on the acquisition date exclusive of transaction fees and costs.
(4)	Represents a $250,000 unsecured convertible promissory note issued by AlwaysOn, LLC, that may be repaid in cash, or upon certain corporate events, converted into shares of the issuer's common stock, as well as warrants to purchase an additional number of shares of the issuer’s preferred stock equal to 35% of the number of shares issuable upon conversion of the principal amount of the note at the price per share at which such shares are next issued in a qualified equity financing, or if certain corporate events occur prior to the earlier of the maturity date of the note and the date of the next qualified equity financing, 50% of the price per share offered for shares of common stock in connection with such corporate event.
(5)	As of March 31, 2012, we had invested approximately $2,705,118 (inclusive of transaction fees and costs) in equity securities of Bloom Energy Corporation that had a fair value of $2,626,335 as of March 31, 2012. We invested an additional $1,143,800 in equity securities of Bloom Energy Corporation, exclusive of transaction fees and costs, on April 4, 2012. Our board of directors has not yet determined the fair value of the additional equity securities we acquired subsequent to March 31, 2012 and such investments are included at purchase cost on the acquisition date exclusive of transaction fees and costs.
(6)	As of March 31, 2012, we had invested approximately $1,035,961 (inclusive of transaction fees and costs) in equity securities of Control4 Corporation that had a fair value of $1,000,000 as of March 31, 2012. We invested an additional $3,997,000 in the aggregate in equity securities of Control4 Corporation, exclusive of transaction fees and costs, on April 18, 2012, April 19, 2012 and April 20, 2012. Our board of directors has not yet determined the fair value of the additional equity securities we acquired subsequent to March 31, 2012 and such investments are included at purchase cost on the acquisition date exclusive of transaction fees and costs.
(7)	Reflects cost of the investment, exclusive of transaction fees and costs. Since we acquired the investment subsequent to March 31, 2012, our board of directors has not yet determined the fair value of such investment.
(8)	Represents a $4,000,000 unsecured promissory note issued by PJB Fund LLC that may be repaid, at PJB Fund LLC’s election, either by transfer of a certain number of shares of common stock of Zynga, Inc. or with a cash amount of equivalent value. To the extent the borrower repays the note in cash, we would have no further direct or indirect interest in Zynga, Inc. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Investments” for additional information regarding this investment.
(9)	As of March 31, 2012, we had invested approximately $1,155,271 (inclusive of transaction fees and costs) in equity securities of Silver Spring Networks, Inc. that had a fair value of $1,101,430 as of March 31, 2012. We invested an additional $3,800,000 in equity securities of Silver Spring Networks, Inc., exclusive of transaction fees and costs, on May 1, 2012. Our board of directors has not yet determined the fair value of the additional equity securities we acquired subsequent to March 31, 2012 and such investments are included at purchase cost on the acquisition date exclusive of transaction fees and costs.
(10)	As of March 31, 2012, we had invested approximately $12,321,179 (inclusive of transaction fees and costs) in equity securities of Twitter, Inc. that had a fair value of $12,113,493 as of March 31, 2012. We invested an additional $17,500,000 in the aggregate in equity securities of Twitter, Inc., exclusive of transaction fees and costs, on April 25, 2012, April 27, 2012 and April 30, 2012. Our board of directors has not yet determined the fair value of the additional equity securities we acquired subsequent to March 31, 2012 and such investments are included at purchase cost on the acquisition date exclusive of transaction fees and costs.
(11)	Since we acquired some of these investments subsequent to March 31, 2012, our board of directors has not yet determined the total fair value of our portfolio.

Our investment advisers track a broad list of potential investment opportunities based on fit with our key investment themes and financial characteristics. We currently have over 200 companies under consideration, which we regularly monitor to determine near- and long-term opportunities. At present, our broad list includes companies representing the following investment themes: social-mobile (41.1%), education technology (11.3%), green technology (8.7%), internet commerce (19.6%) and cloud computing (10.9%). The size of companies that we track varies significantly, from technology start-ups to well established near-term IPO candidates.

Within our broad list, we identify a subset of the opportunities that we believe provide the most attractive prospects for future investment. We generally have approximately 30 investments actively under evaluation at any given time. We devote most of our research efforts on understanding, analyzing and valuing these top 30 companies. Our investment adviser actively seeks opportunities to invest in these potential portfolio companies at pre-determined target prices. At any time, we may be in negotiations or in a pre-closing escrow period with several of the companies in our pipeline.

Risk Factors

The value of our assets, as well as the market price of our shares, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in GSV Capital involves other risks, including the following:

•	Our investments in the rapidly growing venture capital backed emerging companies that we are targeting may be extremely risky and we could lose all or part of our investments;
•	Because our investments are generally not in publicly traded securities, there will be uncertainty regarding the value of our portfolio investments;
•	We may not realize gains from our equity investments and, because certain of our portfolio companies may incur substantial debt to finance their operations, we may experience a complete loss on our equity investment in the event of a bankruptcy or liquidation of any of our portfolio companies;
•	Substantially all of our portfolio companies are currently experiencing operating losses, which may be substantial, and there can be no assurance when or if such companies will operate at a profit;
•	The lack of liquidity in, and potentially extended duration of, many of our investments may adversely affect our business and will delay any distributions of gains, if any;
•	Our portfolio may be concentrated in a limited number of portfolio companies or market sectors, which will subject us to a risk of significant loss if the business or market position of these companies deteriorates or market sectors experience a market downturn;
•	Technology-related sectors in which we invest are subject to many risks, including volatility, intense competition, decreasing life cycles, product obsolescence, changing consumer preferences and periodic downturns;
•	We may be limited in our ability to make follow-on investments, for a number of reasons, including financial or regulatory restrictions, and our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.
•	We have only a limited operating history;
•	Our inability to maintain our status as a business development company;
•	We are dependent upon GSV Asset Management’s senior investment personnel for our future success;
•	We may experience fluctuations in our quarterly results and we may be unable to replicate past investment opportunities or make the types of investments we have made to date in future periods;
•	Risk associated with transacting on secondary marketplaces, including the limited availability and reliability of information relating to prospective investments and legal and regulatory risks;
•	We operate in a highly competitive market for direct equity investment opportunities;

•	We will generally make non-controlling investments and are subject to the risks that other significant shareholders may have interests that differ from those of the portfolio company or minority investors.
•	There are significant potential conflicts of interest, which could impact our investment returns and limit the flexibility of our investment policies;
•	Regulations governing our operation as a business development company affect our ability to and the way in which we raise additional capital, which may expose us to risks;
•	We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code, which would have a material adverse effect on our financial performance;
•	Our common stock price may be volatile and may decrease substantially;
•	Our common stock has recently traded, and may in the future trade, at premiums that may prove to be unsustainable or at discounts from net asset value; and
•	There is a risk that you may not receive dividends or that our dividends may not grow over time, particularly since we invest primarily in securities that do not produce current income.

See “Risk Factors” beginning on page 20 and the other information included in this prospectus for additional discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

About GSV Asset Management

Our investment activities are managed by GSV Asset Management, an investment adviser registered under the Investment Advisers Act of 1940, as amended, or the “Advisers Act.” GSV Asset Management is led by Michael T. Moe, our president, chief executive officer and chairman of our board of directors. Mr. Moe is assisted by Stephen D. Bard, our chief financial officer, chief compliance officer, treasurer and corporate secretary, whom we refer to collectively as GSV Asset Management’s senior investment professionals. Mr. Moe co-founded and previously served as chairman and chief executive officer of ThinkEquity Partners, an asset management and investment banking firm focusing on venture capital, entrepreneurial and emerging companies. Prior to founding ThinkEquity, Mr. Moe served as Head of Global Growth Research at Merrill Lynch and before that served as Head of Growth Research and Strategy at Montgomery Securities. Mr. Moe has written extensively about investing in the emerging growth equity markets. His critically-acclaimed book, “Finding the Next Starbucks,” articulates Mr. Moe’s investment process and philosophy which have been refined over more than two decades in the investment community.

We believe we benefit from the proven ability of our investment adviser’s senior investment professionals and board of advisers (the “Advisory Board”) to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate terms, and manage and monitor a portfolio of those investments. See “Portfolio Management — Advisory Board to GSV Asset Management.” Our investment adviser’s senior investment professionals and Advisory Board members have broad investment backgrounds, with prior experience at investment banks, commercial banks, unregistered investment funds and other financial services companies, and have collectively developed a broad network of contacts that provides us with an important source of investment opportunities.

We pay GSV Asset Management a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% of our gross assets, which is our total assets as reflected on our balance sheet (with no deduction for liabilities). The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2011, and will equal the lesser of (i) 20% of our realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and (ii) 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. See “Investment Advisory Agreement.” Although we do not currently have any specific plans to incur debt or use leverage, the terms for calculating the management fee create an incentive for our investment adviser to utilize leverage in the future because our management fee is based on our gross assets, including issuances of preferred stock and borrowings for investment purposes, rather than our net assets. We will be required, however, to obtain the approval of our board of directors before we incur any future indebtedness.

Investment Opportunity

The technology industry is experiencing a convergence of numerous disruptive trends, producing new high-growth markets. The growth of both social networking and connected mobile devices, such as smartphones and tablets, has opened up new channels for communication and real-time collaboration. The number of devices and people that regularly connect to the Internet has increased dramatically in recent years, generating significant demand for always accessible, personalized and localized content and real-time online interactivity. These factors are creating opportunities for new market participants and significant growth for established companies with leading positions capitalizing on these trends.

At the same time, the initial public offering, or “IPO,” markets have experienced substantial structural changes which have made it significantly more challenging for private companies to go public. Volatile equity markets, a lack of investment research coverage for smaller companies and investor demand for a longer history of earnings growth have resulted in companies staying private significantly longer than in the past. In addition, increased public company compliance obligations such as those imposed by the Sarbanes-Oxley Act of 2002 have made it more costly and less attractive to become a public company. As a result, there are significantly fewer IPOs today than there were a decade ago, with prospective public companies taking longer to come to market. For example, from 1991 – 2000, there were 4,361 IPOs in the United States, of which 1,701 were venture-capital backed. From 2001 – 2010, there were 1,016 IPOs, of which 369 were venture-capital backed. In 2011, there were 125 IPOs, of which 52 were venture-capital backed.

Because private companies are staying private longer, private investment in late stage companies has increased. Private secondary marketplaces, such as SharesPost and SecondMarket, have emerged as an alternative to traditional public equity exchanges to provide liquidity to private company stockholders, including employees, particularly within the technology sector. While such private secondary marketplaces generally have more limited transaction volume than public exchanges, they do provide accredited investors, such as ourselves, with access to equity investments in private companies. Such markets also provide a source for exiting private company investments, as well as price visibility from trading on a marketplace.

Investment Strategy

We seek to create a portfolio of high-growth emerging private companies via a repeatable and disciplined investment approach, as well as to provide investors with access to such companies through our publicly traded common stock.

Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity investments. We have adopted the following business strategies to achieve our investment objective:

•	Identify high quality growth companies. Based on our extensive experience in analyzing technology trends and markets, we have identified the technology sub-sectors of social-mobile, cloud computing, internet commerce, green technology and education technology, as opportunities where we believe companies are capable of producing substantial growth. We rely on our collective industry knowledge as well as an understanding of where leading venture capitalists are investing.

We leverage a combination of our relationships throughout Silicon Valley and our independent research to identify leaders in our targeted sub-sectors that we believe are differentiated and best positioned for sustained growth. Our evaluation process is based on what we refer to as “the four Ps”:

•	People — Organizations led by strong management teams with in-depth operational focus
•	Product — Differentiated and disruptive products with leading market positioning
•	Potential — Large addressable markets
•	Predictability — Ability to forecast and drive predictable and sustainable growth

We consider these to be the core elements for identifying rapidly growing emerging companies.

•	Acquire positions in targeted investments. We seek to build our portfolio by sourcing investments at an acceptable price through our disciplined investing strategy. To this end, we utilize multiple methods to acquire equity stakes in private companies that are not available to many individual investors.

Private secondary marketplaces and direct share purchases.  We utilize private secondary marketplaces as a means to acquire equity investments in privately-held companies that meet our investment criteria and that we believe are attractive candidates for investment. We believe that such markets offer efficient execution versus alternative methods and provide a potential source of liquidity should we decide to exit an investment. In addition, we also purchase shares directly from stockholders, including current or former employees. As certain companies grow and experience significant increased value while remaining private, employees and other stockholders may seek liquidity by selling shares directly to a third party. Sales of shares in private companies are typically restricted by contractual transfer restrictions and company employment policies, which may impose strict limits on transfer. We believe that our investment professionals’ reputation within the industry and history of investing affords us a favorable position when seeking approval for a purchase of shares subject to such limitations.

Direct equity investments.  We also seek direct investments in private companies. There is a large market among emerging private companies for equity capital investments. Many of these companies, particularly within the technology sector, lack the necessary cash flows to sustain substantial amounts of debt, and therefore have viewed equity capital as a more attractive long-term financing tool. We seek to be a source of such equity capital as a means of investing in these companies and look for opportunities to invest alongside other private equity and venture capital investors with whom we have established relationships.

•	Create access to a broad investment portfolio. We seek to hold a broad portfolio of non-controlling equity investments, which we believe will minimize the impact on our portfolio of a negative downturn at any one specific company. We believe that our relatively diversified portfolio will provide a convenient means for accredited and non-accredited individual investors to obtain access to an asset class that has generally been limited to venture capital, private equity and similar large institutional investors.

We are primarily focused on investing in private companies. From time to time, certain of our portfolio companies may list on public exchanges. It is our intent to liquidate our position in public companies when we determine the timing is appropriate, taking into consideration our investment objectives, market dynamics and lock up agreements to which we may be subject.

Competitive Advantages

We believe that we will benefit from the following competitive advantages in executing our investment strategy:

•	Highly experienced team of investment professionals. Our investment adviser’s senior investment professionals, its Advisory Board and our board of directors have significant experience researching and investing in the types of rapidly growing venture capital-backed emerging companies we are targeting for investment. Through our proprietary company evaluation process, including our identification of technology trends and themes and company research, we believe we have developed important insight into identifying and valuing emerging private companies.
•	Disciplined and repeatable investment process. We have established a disciplined process to locate and acquire available shares at attractive valuations by utilizing multiple sources. In contrast to industry “aggregators” that accumulate stock at market prices, we conduct valuation analyses and make acquisitions only when we can invest at valuations that we believe are attractive to our investors. Following this process, we have completed investments in the 29 companies in our portfolio as of May 4, 2012.
•	Deep relationships with significant credibility to source and complete transactions. GSV Asset Management and its senior investment professionals are strategically located in the heart of Silicon Valley in Woodside, California. During the course of over two decades of researching and investing in emerging private companies, our investment adviser’s senior investment professionals have developed strong reputations within the investing community, particularly within technology-related sectors. Our investment adviser’s Advisory Board members and our board of directors have also developed strong relationships in the financial, investing and technology-related sectors.
•	Source of permanent investing capital. As a publicly-traded corporation, we have access to a source of permanent equity capital which we can use to invest in portfolio companies. This permanent equity capital is a significant differentiator from other potential financial sponsor investors that may be required to return capital to stockholders on a defined schedule. We believe that our ability to invest on a long-term time horizon makes us attractive to companies looking for strong, stable owners of their equity.
•	Early mover advantage. We believe we are one of the few publicly traded business development company with a specific focus on investing in rapidly growing venture capital-backed emerging companies. Moreover, we believe we are the only one to focus on acquiring secondary shares as a key component of our strategy. Despite our limited track record, the transactions that we have executed to date since our IPO have helped to establish our reputation with the types of secondary sellers and emerging companies that we target for investment. We have leveraged multiple relationships and channels to acquire the equity of private companies. As we continue to grow our portfolio with attractive investments, we believe that our reputation as a committed partner will be further enhanced, allowing us to source and close investments that would otherwise be unavailable. We believe that these factors collectively differentiate us from other potential investors in private company securities and will potentially enable us to complete equity transactions in top tier private companies at attractive valuations.

Operating and Regulatory Structure

GSV Capital was formed as a Maryland corporation that is an externally managed, non-diversified closed-end management investment company. We completed our initial public offering in May 2011 and have elected to be treated as a business development company under the 1940 Act. As a business development company, we are required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include, among other things, securities of “eligible portfolio companies.” “Eligible portfolio companies” generally include U.S. companies that are not investment companies and that do not have securities listed on a national exchange. If at any time less than 70% of our gross assets are comprised of qualifying assets, including as a result of an increase in the value of any non-qualifying assets or decrease in the value of any qualifying assets, we would generally not be permitted to acquire any additional non-qualifying assets until such time as 70% of our then current gross assets were comprised of qualifying assets. We would not be required, however, to dispose of any non-qualifying assets in such circumstances. See “Regulation as a Business Development Company.” In addition, we intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). See “Material U.S. Federal Income Tax Considerations.”

Our investment activities are managed by GSV Asset Management and supervised by our board of directors. GSV Asset Management is an investment adviser registered under the Advisers Act. Under our investment advisory agreement, which we refer to as the Investment Advisory Agreement, we have agreed to pay GSV Asset Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory Agreement.” We have also entered into an administration agreement, which we refer to as the Administration Agreement, under which we have agreed to reimburse GSV Capital Service Company for our allocable portion of overhead and other expenses incurred.

Our Corporate Information

Our offices are located at 2965 Woodside Road, Woodside, CA 94062, and our telephone number is (650) 206-2965.

OFFERINGS

We may offer, from time to time, up to $250,000,000 of our common stock on terms to be determined at the time of the offering and set forth in one or more supplements to this prospectus. The offering price per share of our common stock, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our common stock at the time of an offering. However, we may in the future seek to issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (i) with the prior approval of the majority of our common stockholders or (ii) under such other circumstances as the SEC may permit. In addition, even if we seek and obtain shareholder approval to sell our common stock at a price below our net asset value per share, we cannot do so unless our board of directors determines that it would be in our and our stockholders' best interests to do so.

Our common stock may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our common stock, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell our common stock through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of our common stock.

Set forth below is additional information regarding offerings of our common stock:

Use of Proceeds
Unless otherwise specified in a prospectus supplement, we plan to invest the net proceeds from the sale of our common stock pursuant to this prospectus and any accompanying prospectus supplement in portfolio companies in accordance with our investment objective and strategies described in this prospectus. We will also use a portion of any such net proceeds to pay operating expenses, and other expenses such as due diligence expenses relating to potential new investments. We anticipate that substantially all of the net proceeds of any such offering will be used for the above purposes within six to 12 months, depending on the availability of investment opportunities that are consistent with our investment objectives and market conditions, except for such amounts as may be retained for purposes of funding our ongoing operations subsequent to the completion of such offering. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See “Use of Proceeds.”
NASDAQ Capital Market symbol
Our common stock is listed on the NASDAQ Capital Market under the symbol “GSVC.”
Distributions
The timing and amount of our dividends, if any, will be determined by our board of directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. As we focus on making primarily capital gains-based investments in equity securities, we do not anticipate that we will pay dividends on a quarterly basis or become a predictable distributor of dividends, and we expect that our dividends, if any, will be less consistent than the dividends of other business development companies that primarily make debt investments.

Taxation
We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not be required to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”
Investment Advisory Fees
We pay GSV Asset Management a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% of our gross assets, which is our total assets as reflected on our balance sheet (with no deduction for liabilities). The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2011, and will equal the lesser of (i) 20% of our realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and (ii) 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. See “Investment Advisory Agreement.” Although we do not currently have any specific plans to incur debt or use leverage, the terms for calculating the management fee create an incentive for our investment adviser to utilize leverage in the future because our management fee is based on our gross assets, including borrowings for investment purposes, rather than our net assets. We will be required, however, to obtain the approval of our board of directors before we incur any future indebtedness.
Administration Agreement
We reimburse GSV Capital Service Company for our allocable portion of overhead and other expenses it incurs in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. In addition, we reimburse GSV Capital Service Company for the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our chief financial officer, chief compliance officer and any administrative support staff. Additionally, GSV Capital Service Company may outsource some of its duties. While there is no limit on the total amount of expenses we may be required to reimburse to GSV Capital Service Company, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to GSV Capital Service Company. See “Administration Agreement.”
Leverage
We do not currently have any specific plans to incur debt or use leverage. However, if we borrow for investment purposes in the future, we will be exposed to the risks of leverage, which may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, GSV Asset Management, will be borne by our common stockholders.
Trading
Shares of closed-end investment companies frequently trade at a discount to their net asset value. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.
License Agreement
We have entered into a license agreement with GSV Asset Management, pursuant to which GSV Asset Management has agreed to grant us a non-exclusive, royalty-free license to use the name “GSV.” See “License Agreement.”
Dividend Reinvestment Plan
We have adopted an “opt out” dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you “opt out” of our dividend reinvestment plan so as to receive cash dividends by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”
Certain Anti-Takeover Measures
Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Securities.”
Risk Factors
Investing in our common stock involves a high degree of risk. You should consider carefully the information found under the heading “Risk Factors.” We have only a limited operating history as a business development company and as a regulated investment company. If we fail to qualify as a regulated investment company, we could become subject to federal income tax on all of our income, which would have a material adverse effect on our financial performance. We invest in rapidly growing venture capital-backed emerging companies. These activities may involve a high degree of business and financial risk. We are also subject to risks associated with access to additional capital, fluctuating quarterly results and variation in our portfolio value.
Available Information
We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the securities being offered by this prospectus.
We are required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information is also available free of charge by contacting us at GSV Capital Corp., 2965 Woodside Road, Woodside, CA 94062, by telephone at (650) 206-2965, or on our website at http://www.gsvcap.com.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “GSV Capital,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in GSV Capital Corp.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)		%(1)
Offering expenses borne by common stockholders (as a percentage of offering price)		%(2)
Dividend reinvestment plan expenses	None
Total stockholder transaction expenses (as a percentage of offering price)		%(2)
Annual expenses (as a percentage of net assets attributable to common stock):(3)
Base management fee	2.00	%(4)
Incentive fees payable under our investment advisory agreement (20%)	0.00	%(5)
Interest payments on borrowed funds	0.00	%(6)
Other expenses	0.80	%(7)
Acquired fund fees and expenses	0.01	%(8)
Total annual expenses	2.81	%(9)

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. See Note 5 below for additional information regarding certain assumptions regarding our level of leverage subsequent to this offering.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$38	$116	$195	$402

(1)	In the event that the shares of common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load and the “Example” will be updated accordingly.
(2)	The prospectus supplement corresponding to each offering will disclose the applicable offering expenses and total stockholder transaction expenses.
(3)	Assumes the issuance of an aggregate of $250,000,000 of shares of our common stock referenced on the cover page of this prospectus
(4)	Reflects our base management fee as a percentage of our net assets. Our base management fee under the Investment Advisory Agreement is based on our gross assets, which is our total assets as reflected on our balance sheet (with no deduction for liabilities), including those acquired using borrowings for investment purposes. See “Investment Advisory Agreement.” As a result, although we do not currently have any specific plans to use leverage, to the extent we elect to utilize leverage in the future, our base management fee as a percentage of our net assets would increase.
(5)	The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2011, and will equal the lesser of (i) 20% of our realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and (ii) 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. For a more detailed discussion of the calculation of this fee, see “Investment Advisory Agreement.” For accounting purposes, in order to reflect the theoretical capital gains incentive fee that would be payable for a given period as if all unrealized gains were realized, we are required to accrue a capital gains incentive fee based upon realized capital gains and losses during the current calendar year through the end of the period, plus any unrealized capital appreciation and depreciation as of the end of the period. It should be noted that a fee so calculated and accrued would not necessarily be payable under the Investment Advisory Agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. Amounts paid under the Investment Advisory Agreement will be consistent with the formula reflected in the Investment Advisory Agreement. As of March 31, 2012, we had no accrued incentive fees.
(6)	We do not currently have any specific plans to incur debt or use leverage. However, if we borrow for investment purposes in the future, we will be exposed to the risks of leverage, which may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, GSV Asset Management, will be borne by our common stockholders. We will not incur indebtedness on our portfolio, pay any interest or issue any preferred stock during the 12 months following the date of this prospectus.
(7)	“Other expenses” ($3.3 million) are based upon estimates for the 12 months following completion of this offering.
(8)	Amount reflects our estimated expenses for the 12 months following completion of this offering relating to the temporary investment of proceeds from this offering in money market funds pending our investment of such proceeds in portfolio companies in accordance with our investment objective and strategies described in this prospectus.
(9)	This ratio of net operating expenses to net assets decreased from 5.01%, based on our nets assets as of December 31, 2011, to 2.81%, based on our net assets as of March 31, 2012, and as a result of the increase in our net assets resulting from our follow-on offering that was completed in February 2012, and the issuance of an aggregate of $250,000,000 of shares of our common stock referenced on the cover page of this prospectus.

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. As the incentive fee under the Investment Advisory Agreement is payable only on realized capital gains, this illustration assumes that the entire 5.0% annual return is in the form of realized capital gains (computed net of all realized capital losses and unrealized capital depreciation) in each of the indicated time periods, and that we will be required to pay an incentive fee on the full amount of the annual return. If we achieve a greater realization of realized capital gains than the assumed 5.0% annual return, our expenses and returns to our investors would be higher. Also, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED FINANCIAL AND OTHER DATA

The selected financial and other data below should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and notes thereto. The selected financial data at December 31, 2011, and for the period from January 6, 2011 (date of inception) to December 31, 2011 have been derived from financial statements that have been audited by Grant Thornton LLP, an independent registered public accounting firm. Quarterly financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) which are necessary to present fairly the results for such interim periods. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” below for more information.

	Three months ended March 31, 2012	At and For the Fiscal Year Ended December 31, 2011(1)
	(unaudited)
Income Statement Data:
Total investment income	$117,805	$162,328
Total operating expenses	1,211,807	2,196,192
Net investment loss	(1,094,002)	(2,033,864)
Net realized loss on investments	(256)	—
Net change in unrealized appreciation (depreciation) on investments	1,011,195	(1,579,800)
Net decrease in net assets resulting from operations	(83,063)	(3,613,664)
Balance Sheet Data:
Total assets	$167,690,745	$91,798,242
Total liabilities	341,637	20,294,994
Total net assets	167,349,108	71,503,248
Per Common Share Data:
Net decrease in net assets resulting from operations per average share(2)	(0.01)	$(1.07)
Net asset value per share	13.47	12.95

(1)	Includes the period from January 6, 2011 (date of inception) to December 31, 2011.
(2)	Weighted average common shares for the three month ended March 31, 2012, were 9,387,133. Weighted average common shares for the period from January 6, 2011 (date of inception) to December 31, 2011 were 3,377,429, which was calculated starting from the issuance on February 28, 2011 of 100 shares.

SELECTED QUARTERLY FINANCIAL DATA

The following table sets forth certain quarterly financial information for each quarter in the fiscal year ended December 31, 2011 and for the quarter ended March 31, 2012. This information was derived from our unaudited financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	At and For the Three months ended
(in thousands, except per share data)	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011(1)
Total investment income	$118	$109	$53	$—	$—
Total operating expenses	1,212	787	733	565	111
Net investment loss	(1,094)	(678)	(680)	(565)	(111)
Net realized loss on investments	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments	1,011	(1,026)	(494)	(60)	—
Net decrease in net assets resulting from operations	(83)	(1,704)	(1,174)	(625)	(111)
Net decrease in net assets resulting from operations per average share(2)	(0.01)	(0.31)	(0.34)	(0.27)	(1,108.08)
Net asset value per share	13.47	12.95	13.26	13.57	(1,093.08)

(1)	Includes the period from January 6, 2011 (date of inception) through March 31, 2011, which preceded the completion of our initial public offering in May 2011.
(2)	Weighted average common shares were 100, 2,345,595, 3,430,100, 5,520,100 and 9,387,133 for the three months ended March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012, respectively.

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. Although the risks described below represent our material risks, they are not the only risks we face. Additional risks and uncertainties not presently known to us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Related To Our Investments

Our investments in the rapidly growing venture capital-backed emerging companies that we are targeting may be extremely risky and we could lose all or part of our investments.

Investment in the rapidly growing venture capital-backed emerging companies that we are targeting involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their existing debt, which may lead to equity financings, possibly at discounted valuations, in which we could be substantially diluted if we do not or cannot participate, bankruptcy or liquidation and the reduction or loss of our equity investment;
•	they typically have limited operating histories, narrower, less established product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns;
•	because they are privately owned, there is generally little publicly available information about these businesses; therefore, although our investment adviser’s agents will perform due diligence investigations on these portfolio companies, their operations and their prospects, we may not learn all of the material information we need to know regarding these businesses and, in the case of investments we acquire on private secondary transactions, we may be unable to obtain financial or other information regarding the companies with respect to which we invest. Furthermore, there can be no assurance that the information that we do obtain with respect to any investment is reliable;
•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; and
•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

A portfolio company’s failure to satisfy financial or operating covenants imposed by its lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our equity investment in such portfolio company. We may incur expenses to the extent necessary to seek recovery of our equity investment or to negotiate new terms with a financially distressed portfolio company.

Because our investments are generally not in publicly traded securities, there will be uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value.

Our portfolio investments will generally not be in publicly traded securities. As a result, although we expect that some of our equity investments may trade on private secondary marketplaces, the fair value of our direct investments in portfolio companies will often not be readily determinable. Under the 1940 Act, for our investments for which there are no readily available market quotations, including securities that while listed on a private securities exchange, have not actively traded, we will value such securities at fair value quarterly as determined in good faith by our board of directors based upon the recommendation of the Board of

Director’s Valuation Committee in accordance with our written valuation policy. In connection with that determination, members of our investment adviser’s portfolio management team will prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts. The Valuation Committee intends to utilize the services of an independent valuation firm, which will prepare valuations for each of our portfolio investments that are not publicly traded or for which we do not have readily available market quotations, including securities that while listed on a private securities exchange, have not actively traded. However, the board of directors will retain ultimate authority as to the appropriate valuation of each such investment. The types of factors that the Valuation Committee will take into account in providing its fair value recommendation to the board of directors with respect to such non-traded investments will include, as relevant and, to the extent available, the portfolio company’s earnings, the markets in which the portfolio company does business, comparison to valuations of publicly traded companies, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the portfolio company and other relevant factors. This information may not be available because it is difficult to obtain financial and other information with respect to private companies, and even where we are able to obtain such information, there can be no assurance that it is complete or accurate. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a readily available market for these securities existed. Due to this uncertainty, our fair value determinations with respect to any non-traded investments we hold may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments will receive a lower price for their shares than the value of our investments might warrant.

We may not realize gains from our equity investments and, because certain of our portfolio companies may incur substantial debt to finance their operations, we may experience a complete loss on our equity investment in the event of a bankruptcy or liquidation of any of our portfolio companies.

We invest principally in the equity and equity-related securities of rapidly growing venture capital-backed emerging companies. However, the equity interests we acquire may not appreciate in value and, in fact, may decline in value. In addition, the private company securities we acquire are often subject to drag-along rights, which could permit other stockholders, under certain circumstances, to force us to liquidate our position in a subject company at a specified price, which could be, in our opinion, inadequate or undesirable or even below our cost basis. In this event, we could realize a loss or fail to realize gain in an amount that we deem appropriate on our investment. Further, capital market volatility and the overall market environment may preclude our portfolio companies from realizing liquidity events and impede our exit from these investments. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We will generally have little, if any, control over the timing of any gains we may realize from our equity investments. In addition, the companies in which we invest may have substantial debt loads. In such cases, we would typically be last in line behind any creditors in a bankruptcy or liquidation, and would likely experience a complete loss on our investment.

Substantially all of our portfolio companies are currently experiencing operating losses, which may be substantial, and there can be no assurance when or if such companies will operate at a profit.

We have limited information about the financial performance and profitability of our portfolio companies. While according to public filings with the SEC, certain of our portfolio companies have earned net income in recent periods, we believe that substantially all of our portfolio companies are currently experiencing operating losses. There can be no assurance when or if such companies will operate at a profit.

The lack of liquidity in, and potentially extended holding period of, our many investments may adversely affect our business, and will delay any distributions of gains, if any.

Our investments will generally not be in publicly traded securities. Although we expect that some of our equity investments will trade on private secondary marketplaces, certain of the securities we hold will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. In addition, while some portfolio companies may trade on private secondary marketplaces, we can provide no assurance that such a trading market will continue or remain active, or that we will be able to sell our position in any portfolio company at the time we desire to do so and at the price we anticipate. The illiquidity of our investments, including those that are traded on private secondary marketplaces, may make it difficult for us to sell such investments if the need arises. Also, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. We will have no limitation on the portion of our portfolio that may be invested in illiquid securities, and a substantial portion or all of our portfolio may be invested in such illiquid securities from time to time.

In addition, because we will generally invest in equity and equity-related securities, with respect to the majority of our portfolio companies, we do not expect realization events, if any, to occur in the near term. We expect that our holdings of equity securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur. Even if such appreciation does occur, it is likely that initial purchasers of our shares could wait for an extended period of time before any appreciation or sale of our investments, and any attendant distributions of gains, may be realized.

Our portfolio may be concentrated in a limited number of portfolio companies or market sectors, which will subject us to a risk of significant loss if the business or market position of these companies deteriorates or market sectors experiences a market downturn.

A consequence of our limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. For example, over half of our portfolio company investments held as of March 31, 2012, exclusive of our cash and cash equivalents, was comprised of investments in four portfolio companies. Beyond our income tax asset diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few issuers. In addition, our investments may be concentrated in a limited number of market sectors, including in technology-related sectors. As a result, a downturn in any market sector in which a significant number of our portfolio companies operate could materially adversely affect us.

Technology-related sectors in which we invest are subject to many risks, including volatility, intense competition, decreasing life cycles, product obsolescence, changing consumer preferences and periodic downturns.

Given the experience of our investment adviser’s senior investment professionals and its Advisory Board members within the technology space, we expect that a number of the companies with respect to which we invest will operate in technology-related sectors. The revenues, income (or losses) and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, because of rapid technological change, the average selling prices of products and some services provided by technology-related sectors have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by our portfolio companies that operated in technology-related sectors may decrease over time, which could adversely affect their operating results and, correspondingly, the value of any equity securities that we may hold. This could, in turn, materially adversely affect our business, financial condition and results of operations.

We may be limited in our ability to make follow-on investments, and our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of our investment.

We may elect not to make follow-on investments, or may otherwise lack sufficient funds to make those investments or lack access to desired follow-on investment opportunities. We have the discretion to make any follow-on investments, subject to the availability of capital resources and of the investment opportunity. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with business development company requirements or the desire to maintain our tax status or lack access to the desired follow-on investment opportunity.

In addition, we may be unable to complete follow-on investments in our portfolio companies that have conducted an initial public offering as a result of regulatory or financial restrictions.

Because we will generally not hold controlling equity interests in our portfolio companies, we will likely not be in a position to exercise control over our portfolio companies or to prevent decisions by substantial shareholders or management of our portfolio companies that could decrease the value of our investments.

Generally, we will not take controlling equity positions in our portfolio companies. As a result, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. In addition, other shareholders, such as venture capital and private equity sponsors, that have substantial investments in our portfolio companies may have interests that differ from that of the portfolio company or its minority shareholders, which may lead them to take actions that could materially and adversely affect the value of our investment in the portfolio company. Due to the lack of liquidity for the equity and equity-related investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company or its substantial shareholders, and may therefore suffer a decrease in the value of our investments.

Investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.

While we invest primarily in U.S. companies, we may invest on an opportunistic basis in certain non-U.S. companies, including those located in emerging markets, that otherwise meet our investment criteria, although in no event will the aggregate value of our non-U.S. investments exceed 30% of the aggregate value of our total investment portfolio. Investing in foreign companies, and particularly those in emerging markets, may expose us to additional risks not typically associated with investing in U.S. issues. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we may have difficulty enforcing our rights as equity holders in foreign jurisdictions. In addition, to the extent we invest in non-U.S. companies, we may face greater exposure to foreign economic developments.

Although we expect that most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

Risks Relating to Our Business and Structure

We are a new company with little operating history, and our investment adviser has only a limited history of investing experience.

We were initially formed in September 2010 and completed our initial public offering in May 2011. As a result, we have limited financial information on which you can evaluate an investment in our company or our prior performance. In addition, our investment adviser, GSV Asset Management, was formed in November 2009, and has only a limited history of investing experience managing a pool of assets substantially smaller in size than the net proceeds that were received in the initial public offering. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially or fall to zero.

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

We intend to continue to qualify as a business development company under the 1940 Act. The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their gross assets in specified types of securities, primarily in private companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a business development company. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a business development company, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business. If we do not remain a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

We are dependent upon GSV Asset Management’s senior investment professionals for our future success, particularly Michael T. Moe, Stephen D. Bard, Luben Pampoulov and Matthew Hanson. If we lose any of our investment adviser’s senior investment professionals, our ability to implement our business strategy could be significantly harmed.

We depend on the diligence, skill and network of business contacts of the GSV Asset Management’s senior investment professionals. These senior investment professionals, together with other investment professionals employed by GSV Asset Management, evaluate, negotiate, structure, close, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of our investment adviser’s senior investment professionals, particularly Michael T. Moe, Stephen D. Bard, Luben Pampoulov and Matthew Hanson. None of Messrs. Moe, Bard, Pampoulov or Hanson is subject to an employment contract, and none receive any compensation from us. None of Messrs. Moe, Bard, Pampoulov or Hanson devote all of their business time to our operations, and each have other demands on their time as a result of their other activities. The departure of any of these individuals could have a material adverse effect on our ability to achieve our investment objective.

None of the GSV Asset Management’s senior investment professionals or Advisory Board members, including Michael T. Moe, Stephen D. Bard, Luben Pampoulov and Matthew Hanson, are subject to employment agreements, and there can be no assurance that our investment adviser will be successful in retaining its senior investment professionals.

None of the members of GSV Asset Management’s senior investment professionals or its Advisory Board members, including Michael T. Moe, Stephen D. Bard, Luben Pampoulov and Matthew Hanson, are subject to employment agreements. As a result, although Messrs. Moe, Bard, Pampoulov and Hanson comprise the principals of GSV Asset Management, they are free to terminate their employment with GSV Asset Management at any time. In addition, none of our investment adviser’s senior investment professionals or the Advisory Board members, including Messrs. Moe, Bard, Pampoulov and Hanson, are subject to any non-compete agreements that would restrict their ability to provide investment advisory services to an entity with an investment objective similar to our own in the event they were to terminate their employment with GSV Asset Management, or if GSV Asset Management were to no longer serve as our investment adviser. There can be no assurance that our investment adviser will be successful in retaining its senior investment professionals or the Advisory Board members, including Messrs. Moe, Bard, Pampoulov and Hanson. The departure of any of Messrs. Moe, Bard, Pampoulov or Hanson could have a material adverse effect on our ability to achieve our investment objective.

Our growth will require that GSV Asset Management retain and attract new investment and administrative personnel in a competitive market. Its ability to attract and retain personnel with the requisite credentials, experience and skills will depend on several factors including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities with which GSV Asset Management will compete for experienced personnel, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, will have greater resources than it.

Our financial condition and results of operations will depend on our ability to achieve our investment objective.

We are a newly organized company. As such, we are subject to the business risks and uncertainties associated with any new business enterprise. Our ability to achieve our investment objective will depend on our investment adviser’s ability to identify, analyze and invest in companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our investment adviser’s structuring of the investment process and its ability to provide competent, attentive and efficient services to us. We seek a specified number of investments in rapidly growing venture capital-backed emerging companies, which may be extremely risky. There can be no assurance that GSV Asset Management will be successful in identifying and investing in companies that meet our investment criteria, or that we will achieve our investment objective.

In addition to monitoring the performance of our existing investments, GSV Asset Management is required to offer, and may be called upon, to provide, managerial assistance to some of our portfolio companies. GSV Asset Management also currently manages GSV X Fund, LP (“GSV X Fund”), a global long/short absolute return fund, in which we have no economic interest. These demands on their time may distract them or slow the rate of investment. Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to pay dividends.

We will likely experience fluctuations in our quarterly results and we may be unable to replicate past investment opportunities or make the types of investments we have made to date in future periods.

We will likely experience fluctuations in our quarterly operating results due to a number of factors, including the rate at which we make new investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. These fluctuations may in certain cases be exaggerated as a result of our focus on realizing capital gains rather than current income from our investments. In addition, there can be no assurance that we will be able to locate or acquire investments that are of a similar nature to those currently in our portfolio. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our business model depends upon the development and maintenance of strong referral relationships with private equity and venture capital funds and investment banking firms.

We are substantially dependent on our informal relationships, which we use to help identify and gain access to investment opportunities. If we fail to maintain our relationships with key firms, or if we fail to establish strong referral relationships with other firms or other sources of investment opportunities, we will not be able to grow our portfolio of equity investments and achieve our investment objective. In addition, persons with whom we have informal relationships are not obligated to inform us of investment opportunities, and therefore such relationships may not lead to the origination of equity or other investments. Any loss or diminishment of such relationships could effectively reduce our ability to identify attractive portfolio companies that meet our investment criteria, either for direct equity investments or for investments through private secondary market transactions.

There are significant potential risks relating to investing in securities traded on private secondary marketplaces.

We have and expect to continue to utilize private secondary marketplaces, such as SharesPost and SecondMarket, to acquire investments in our portfolio. We generally have little or no direct access to financial or other information from the portfolio companies with respect to which we invest through such private secondary marketplaces. As a result, we are dependent upon the relationships and contacts of our investment adviser’s senior investment professionals, its Advisory Board members and our board of directors to obtain the information for our investment adviser to perform research and due diligence, and to monitor our investments after they are made. There can be no assurance that our investment adviser will be able to acquire adequate information on which to make its investment decision with respect to any private secondary marketplace purchases, or that the information it is able to obtain is accurate or complete. Any failure to obtain full and complete information regarding the portfolio companies with respect to which we invest through private secondary marketplaces could cause us to lose part or all of our investment in such companies, which would have a material and adverse effect on our net asset value and results of operations.

In addition, while we believe the ability to trade on private secondary marketplaces provides valuable opportunities for liquidity, there can be no assurance that the portfolio companies with respect to which we invest through private secondary marketplaces will have or maintain active trading markets, and the prices of those securities may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause an inability for us to realize full value on our investment. In addition, wide swings in market prices, which are typical of irregularly traded securities, could cause significant and unexpected declines in the value of our portfolio investments. Further, prices in private secondary marketplaces, where limited information is available, may not accurately reflect the true value of a portfolio company, and may in certain cases overstate a portfolio company’s actual value, which may cause us to realize future capital losses on our investment in that portfolio company. If any of the foregoing were to occur, it would likely have a material and adverse effect on our net asset value and results of operations.

Investments in private companies, including through private secondary marketplaces, also entail additional legal and regulatory risks which expose participants to the risk of liability due to the imbalance of information among participants and participant qualification and other transactional requirements applicable to private securities transactions, the non-compliance with which could result in rescission rights and monetary and other sanctions. The application of these laws within the context of private secondary marketplaces and related market practices are still evolving, and, despite our efforts to comply with applicable laws, we could be exposed to liability. The regulation of private secondary marketplaces is also evolving. Additional state or federal regulation of these markets could result in limits on the operation of or activity on those markets. Conversely, deregulation of these markets could make it easier for investors to invest directly in private companies and affect the attractiveness of our company as an access vehicle for investment in private shares. Private companies may also increasingly seek to limit secondary trading in their stock, such as through contractual transfer restrictions and employment policies. To the extent that these or other developments result in reduced trading activity and/or availability of private company shares, our ability to find investment opportunities and to liquidate our investments could be adversely affected.

Due to transfer restrictions and the illiquid nature of our investments, we may not be able to purchase or sell our investments when we wish to do so.

Most of our investments are or will be in equity or equity-linked securities of privately-held companies. The securities we acquire in private companies are typically subject to contractual transfer limitations, which may include prohibitions on transfer without the company’s consent and may require that shares owned by us are held in escrow. In order to complete a purchase of shares we may need to, among other things, give the issuer or its stockholders a particular period of time, often 30 days, in which to exercise a veto right, or a right of first refusal over, the sale of such securities. We may be unable to complete a purchase transaction if the subject company or its stockholders chooses to exercise a veto right or right of first refusal. When we complete an investment, we generally become bound to the contractual transfer limitations imposed on the subject company's stockholders as well as other contractual obligations, such as tag-along rights. These obligations generally expire only upon an IPO by the subject company. As a result, prior to an IPO, our ability to liquidate may be constrained. Transfer restrictions could limit our ability to liquidate our positions in these securities if we are unable to find buyers acceptable to our portfolio companies, or where applicable, their stockholders. Such buyers may not be willing to purchase our investments at adequate prices or in volumes sufficient to liquidate our position, and even where they are willing, other stockholders could exercise their tag-along rights to participate in the sale, thereby reducing the number of shares sellable by us. Furthermore, prospective buyers may be deterred from entering into purchase transactions with us due to the delay and uncertainty that these transfer and other limitations create.

Although we believe that secondary marketplaces may offer an opportunity to liquidate our private company investments, there can be no assurance that a trading market will develop for the securities that we wish to liquidate or that the subject companies will permit their shares to be sold through such marketplaces. Even if some of our portfolio companies complete IPOs, we are typically subject to lock-up provisions that prohibit us from selling our investments into the public market for specified periods of time after IPOs. As a result, the market price of securities that we hold may decline substantially before we are able to sell these securities following an IPO.

Due to the illiquid nature of most of our investments, we may not be able to sell these securities at times when we deem it advantageous to do so, or at all. Because our net asset value is only determined on a quarterly basis and due to the difficulty in assessing this value, our net asset value may not fully reflect the illiquidity of our portfolio, which may change on daily basis, depending on many factors, including the status of the private secondary markets and our particular portfolio at any given time.

There are significant potential risks associated with investing in venture capital and private equity-backed companies with complex capital structures.

We invest primarily in rapidly growing venture capital-backed emerging companies, either through private secondary transactions or direct investments in companies. Such private companies frequently have much more complex capital structures than traditional publicly-traded companies, and may have multiple classes of equity securities with differing rights, including with respect to voting and distributions. In addition, it is often difficult to obtain financial and other information with respect to private companies, and even where we are able to obtain such information, there can be no assurance that it is complete or accurate. In certain cases, such private companies may also have preferred stock or senior debt outstanding, which may heighten the risk of investing in the underlying equity of such private companies, particularly in circumstances when we have limited information with respect to such capital structures. Although we believe that our investment adviser’s senior investment professionals, our Advisory Board members and our board of directors have extensive experience evaluating and investing in private companies with such complex capital structures, there can be no assurance that we will be able to adequately evaluate the relative risks and benefits of investing in a particular class of a portfolio company’s equity securities. Any failure on our part to properly evaluate the relative rights and value of a class of securities in which we invest could cause us to lose part or all of our investment, which in turn could have a material and adverse effect on our net asset value and results of operations.

A disruption in the capital markets or the credit markets could negatively affect our business.

As a business development company, we need the ability to raise additional capital for investment purposes. Without sufficient access to the capital markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities. Disruptive conditions in the financial industry and any new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.

Although we do not anticipate borrowing funds for investment purposes, to the extent we do utilize leverage and the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the 1940 Act. Any such failure would affect our ability to issue senior securities, including borrowings, and pay dividends, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets. For example, we cannot be certain that we will be able to raise additional equity capital to provide funding for normal operations, including new investments. Reflecting concern about the stability of the financial markets, many institutional investors have reduced or ceased providing funding to certain borrowers. This market turmoil has led to increased market volatility and widespread reduction of business activity generally.

We operate in a highly competitive market for direct equity investment opportunities.

A large number of entities compete with us to make the types of direct equity investments that we target as part of our business strategy. We compete for such investments with a large number of private equity and venture capital funds, other equity and non-equity based investment funds, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of our competitors are substantially larger than us and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. There can be no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make direct equity investments that are consistent with our investment objective.

The incentive fee may induce GSV Asset Management to make speculative investments.

The incentive fee payable by us to GSV Asset Management may create an incentive for GSV Asset Management to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. Although no leverage is currently contemplated, the way in which the incentive fee payable to GSV Asset Management is determined, which is calculated as a percentage of the return on invested capital, may encourage GSV Asset Management to use leverage to increase the return on our investments. In addition, while we currently do not use borrowings or other leverage for investment purposes, the fact that our base management fee is payable based upon our gross assets, which is our total assets as reflected on our balance sheet (with no deduction for liabilities), may encourage GSV Asset Management to use leverage to make additional investments. We will be required, however, to obtain the approval of our board of directors before we incur any future indebtedness. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns.

In addition, our investment adviser has control over the timing of the acquisition and dispositions of our investments, and therefore over when we realize gains and losses on our investments. As a result, our investment adviser may face a conflict of interest in determining when it is appropriate to dispose of a specific investment to the extent doing so may serve to maximize its incentive fee at a point where disposing of such investment may not necessarily be in the best interests of our stockholders. Our board of directors monitors such conflicts of interest in connection with its review of the performance of our investment adviser under our Investment Advisory Agreement, as well as during its quarterly review of our financial performance and results of operations.

We may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Although we do not currently anticipate incurring leverage, if we do so we may borrow from and issue senior debt securities to banks, insurance companies and other lenders. Lenders of such senior securities would have fixed dollar claims on our assets that are superior to the claims of our common stockholders. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to GSV Asset Management will be payable on our gross assets, including those assets acquired through the use of leverage, GSV Asset Management may have a financial incentive to incur leverage which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to GSV Asset Management.

There are significant potential conflicts of interest, which could impact our investment returns and limit the flexibility of our investment policies.

We have entered into an Investment Advisory Agreement with GSV Asset Management. GSV Asset Management is controlled by Michael T. Moe, our president, chief executive officer and chairman of our board of directors and Stephen D. Bard, our chief financial officer, chief compliance officer, treasurer and corporate secretary. Messrs. Moe and Bard, as principals of GSV Asset Management, collectively manage the business and internal affairs of GSV Asset Management. In addition, GSV Capital Service Company provides us with office facilities and administrative services pursuant to an Administration Agreement. Mr. Moe is the managing member of and controls GSV Capital Service Company. While there is no limit on the total amount of expenses we may be required to reimburse to GSV Capital Service Company, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to GSV Capital Service Company.

In addition, our executive officers and directors, and the principals of our investment adviser, GSV Asset Management, serve or may serve as officers and directors of entities that operate in a line of business similar to our own, including new entities that may be formed in the future. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders, such as, for example, the management of GSV X Fund by GSV Asset Management.

While the investment focus of each of these entities may be different from our investment objective, it is likely that new investment opportunities that meet our investment objective will come to the attention of one of these entities, or new entities that will likely be formed in the future in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. However, our executive officers, directors and investment adviser intend to treat us in a fair and equitable manner consistent with their applicable duties under law so that we will not be disadvantaged in relation to any other particular client. In addition, while GSV Asset Management anticipates that it will from time to time identify investment opportunities that are appropriate for both GSV Capital and the other funds that are currently or in the future may be managed by GSV Asset Management, to the extent it does identify such opportunities, GSV Asset Management will establish an allocation policy to ensure that GSV Capital has priority over such other funds. Our board of directors will monitor on a quarterly basis any such allocation of investment opportunities between GSV Capital and any such other funds.

GSV Asset Management is the owner of the “GSV” name and marks, which we are permitted to use pursuant to a non-exclusive license agreement between us and GSV Asset Management. GSV Asset Management and its principals also use and may permit other entities to use the “GSV” name and marks in connection with businesses and activities unrelated to our operations. The use of the “GSV” name and marks in connection with businesses and activities unrelated to our operations may not be in the best interest of us or our stockholder and may result in actual or perceived conflicts of interest.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain written policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our executive officers and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our board of directors will review these procedures on an annual basis.

We have also adopted a Code of Ethics which applies to, among others, our senior officers, including our chief executive officer and chief financial officer, as well as all of our officers, directors and employees. Our officers and directors also remain subject to the fiduciary obligations imposed by both the 1940 Act and applicable state corporate law. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our chief compliance officer. Our board of directors is charged with approving any waivers under our Code of Ethics. As required by the NASDAQ corporate governance listing standards, the Audit Committee of our board of directors is also required to review and approve any transactions with related parties, as such term is defined in Item 404 of Regulation S-K. In accordance with Item 404, related parties generally include our directors and executive officers, any nominees for director, any immediate family member of a director or executive officer or nominee for director, and any other person sharing the household of such director, executive officer or nominee for director.

Finally, we pay GSV Capital Service Company our allocable portion of overhead and other expenses incurred by GSV Capital Service Company in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our chief financial officer and chief compliance officer and any administrative support personnel, which creates conflicts of interest that our board of directors must monitor.

Our investment adviser has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment adviser has the right, under the Investment Advisory Agreement, to resign at any time upon not more than 60 days’ written notice, whether we have found a replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

The lack of experience of our investment adviser and its management in operating under the constraints imposed on us as a business development company may hinder the achievement of our investment objectives.

The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets primarily in securities of U.S.-based private companies or public companies with market capitalizations of less than $250 million, cash, cash equivalents, U.S. government securities and other high quality debt instruments that mature in one year or less. In addition, qualification for taxation as a RIC requires satisfaction of source-of-income, diversification and distribution requirements. GSV Asset Management does not have experience investing under these constraints. These constraints, among others, may hinder GSV Asset Management’s ability to take advantage of attractive investment opportunities and to achieve our investment objective.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

Although we focus on achieving capital gains from our investments, in certain cases we may receive current income, such as interest or dividends, on our investments. Because in certain cases we may recognize such current income before or without receiving cash representing such income, we may have difficulty satisfying the annual distribution requirement applicable to RICs. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investments to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus be subject to corporate-level income tax.

Regulations governing our operation as a business development company affect our ability to, and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage.

Although we have not used leverage and have no present intent to issue preferred stock, we may in the future issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a business development company, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders.

If in the future we issue debt or preferred stock, all of the costs of offering and servicing such debt or preferred stock, including interest or preferential dividend payments thereon, will be borne by our common stockholders. The interests of the holders of any debt or preferred stock we may issue will not necessarily be aligned with the interests of our common stockholders. In particular, the rights of holders of our debt or preferred stock to receive interest, dividends or principal repayment will be senior to those of our common stockholders. Also, in the event we issue preferred stock, the holders of such preferred stock will have the ability to elect two members of our board of directors. In addition, we may grant a lender a security interest in a significant portion or all of our assets, even if the total amount we may borrow from such lender is less than the amount of such lender’s security interest in our assets. In no event, however, will any lender to us have any veto power over, or any vote with respect to, any change in our, or approval of any new, investment objective or investment policies or strategies described in this prospectus.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in the best interests of GSV Capital and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We are also generally prohibited under the 1940 Act from issuing securities convertible into voting securities without obtaining the approval of our existing stockholders.

We will be subject to corporate-level income tax if we are unable to qualify as a regulated investment company, or RIC.

Although we intend to elect to be treated as a RIC under Subchapter M of the Code beginning with our 2011 taxable year, and intend to continue to qualify as a RIC in succeeding taxable years, no assurance can be given that we will be able to qualify for and maintain RIC status. In order to qualify for the special treatment accorded to RICs, we must meet certain income source, asset diversification and annual distribution requirements. In order to satisfy the income source requirement, we must derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies, other income derived with respect to our business of investing in such stock or securities or income from “qualified publicly traded partnerships”. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and could result in substantial losses. In order to satisfy the annual distribution requirement for a RIC, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. Although no leverage is currently contemplated, because we may use debt financing in the future, we may be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the annual distribution requirement. If we are unable to obtain cash from other sources, we may fail to qualify for special tax treatment as a RIC and, thus, may be subject to corporate-level income tax on all our income. If we fail to qualify as a RIC for any reason and become subject to corporate income tax, the resulting corporate-level federal taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

Even in the event the value of your investment declines, the base management fee will still be payable.

The base management fee will be calculated at an annual rate of 2.0% of the value of our gross assets, which we pay monthly in arrears. The base management fee is payable regardless of whether the value of our gross assets or your investment declines. As a result, we will owe GSV Asset Management a base management fee regardless of whether we incurred significant realized capital losses and unrealized capital depreciation (losses) during the period for which the base management fee is paid.

We incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, and other rules implemented by the Securities and Exchange Commission.

Our board of directors is authorized to reclassify any unissued shares of stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Our charter permits our board of directors to reclassify any authorized but unissued shares of stock into one or more classes of preferred stock. Our board of directors will generally have broad discretion over the size and timing of any such reclassification, subject to a finding that the reclassification and issuance of such preferred stock is in the best interests of GSV Capital and our existing common stockholders. Any issuance of preferred stock would be subject to certain limitations imposed under the 1940 Act, including the requirement that such preferred stock have equal voting rights with our outstanding common stock. See “Description of Securities — Preferred Stock.” We are authorized to issue up to 100,000,000 shares of common stock. In the event our board of directors opts to reclassify a portion of our unissued shares of common stock into a class of preferred stock, those preferred shares would have a preference over our common stock with respect to dividends and liquidation. The cost of any such reclassification would be borne by our existing common stockholders. In addition, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two directors. As a result, our preferred stockholders will have the ability to reject a director that would otherwise be elected by our common stockholders. In addition, while Maryland law generally requires directors to act in the best interests of all of a corporation’s stockholders, there can be no assurance that a director elected by our preferred stockholders will not chose to act in a manner that tends to favors our preferred stockholders, particularly where there is a conflict between the interests of our preferred stockholders and our common stockholders. The class voting rights of any preferred shares we may issue could make it more difficult for us to take some actions that may, in the future, be proposed by the board of directors and/or the holders of our common stock, such as a merger, exchange of securities, liquidation, or alteration of the rights of a class of our securities, if these actions were perceived by the holders of preferred shares as not in their best interests. The issuance of preferred shares convertible into shares of common stock might also reduce the net income and net asset value per share of our common stock upon conversion. These effects, among others, could have an adverse effect on your investment in our common stock.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our board of directors has the authority to modify or waive our investment objective, current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Any change in these laws or regulations could have a material adverse effect on our business and the value of your investment.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. Our bylaws contain a provision exempting any and all acquisitions by any person of our shares of stock from the Control Share Act under the Maryland General Corporation Law. If our board of directors does not otherwise approve a business combination, the Control Share Act (if we amend our bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer. Additionally, under our charter, our board of directors is divided into three classes serving staggered terms; our board of directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock; and our board of directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. These antitakeover provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

Risks Related to Offerings Pursuant to this Prospectus and Our Common Stock

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock may fluctuate substantially. The price of the common stock that will prevail in the market after any future offering pursuant to this prospectus and any accompanying prospectus supplement may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;
•	investor demand for our shares;
•	significant volatility in the market price and trading volume of securities of regulated investment companies, business development companies or other financial services companies;
•	changes in regulatory policies or tax guidelines with respect to regulated investment companies or business development companies;
•	failure to qualify as a RIC for a particular taxable year, or the loss of RIC status;

•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;
•	general economic conditions and trends;
•	fluctuations in the valuation of our portfolio investments;
•	operating performance of companies comparable to us;
•	market sentiment against technology-related companies; and
•	departures of any of the senior investment professionals or Advisory Board members of GSV Asset Management.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may therefore be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Our shares have recently traded, and may in the future trade, at premiums that may prove to be unsustainable or at discounts from net asset value.

Shares of business development companies like us may, during some periods, trade at prices higher than their net asset value per share and, during other periods, as frequently occurs with closed-end investment companies, trade at prices lower than their net asset value per share. Our shares have recently traded at a significant premium to our net asset value per share, which premium may be reduced or eliminated if and when certain of our portfolio companies complete initial public offerings. In addition, the perceived value of our investment portfolio may be affected by a number of factors including perceived prospects for individual companies we invest in, market conditions for common stock generally, for initial public offerings and other exit events for venture capital backed companies, and the mix of companies in our investment portfolio over time. Negative or unforeseen developments affecting the perceived value of companies in our investment portfolio could result in a decline in the trading price of our common stock relative to our net asset value per share.

The possibility that our shares will trade at a discount from net asset value or at premiums that are unsustainable are risks separate and distinct from the risk that our net asset value per share will decrease. The risk of purchasing shares of a business development company that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon changes in premium or discount levels than upon increases or decreases in net asset value per share.

There is a risk that you may not receive dividends or that our dividends may not grow over time, particularly since we invest primarily in securities that do not produce current income.

We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. As we intend to focus on making primarily capital gains-based investments in equity securities, which generally will not be income producing, we do not anticipate that we will pay dividends on a quarterly basis or become a predictable issuer of dividends, and we expect that our dividends, if any, will be less consistent than other business development companies that primarily make debt investments.

We will have broad discretion over the use of proceeds from any future offering pursuant to this prospectus and any accompanying prospectus supplement, to the extent any such offering is successful, and will use proceeds in part to satisfy operating expenses.

We will have significant flexibility in applying the proceeds of this offering and may use the net proceeds from any future offering pursuant to this prospectus and any accompanying prospectus supplement in ways with which you may not agree, or for purposes other than those contemplated at the time of any such offering. We can not assure you that we will be able to successfully utilize the proceeds within the timeframe contemplated. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of any such offering. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any such offering, pending full investment, are used to pay operating expenses. In addition, we can provide you no assurance that any future offering will be successful, or that by increasing the size of our available equity capital our aggregate expenses, and correspondingly, our expense ratio, will be lowered.

Investors in any future offering pursuant to this prospectus and any accompanying prospectus supplement may incur immediate and substantial dilution.

Commissions and discounts payable to any underwriters, together with our organization expense and other expenses of any future offering, will reduce the net proceeds of any such offering available for us to invest. As of March 31, 2012 our net asset value was $167,349,108, or $13.47 per share. Depending upon the public offering price, and after deducting the underwriting discounts and commissions and the related offering expenses payable by us, in connection with any offering pursuant to this prospectus, investors in any such offering may be subject to an immediate and substantial dilution.

FORWARD-LOOKING STATEMENTS AND PROJECTIONS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about GSV Capital, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our equity investments in such portfolio companies,
•	an economic downturn could disproportionately impact the market sectors in which a significant portion of our portfolio is concentrated, causing us to suffer losses in our portfolio,
•	an inability to access the equity markets could impair our investment activities,
•	interest rate volatility could adversely affect our results, particularly if we opt to use leverage as part of our investment strategy, and
•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, or the “Securities Act.” In addition, the forward-looking statements and projections contained in any reports we may file under the Exchange Act are likewise excluded from the safe harbor protection provided by Section 21E of the Exchange Act.

USE OF PROCEEDS

We plan to invest the net proceeds from the sale of our common stock pursuant to this prospectus and any accompanying prospectus supplement in portfolio companies in accordance with our investment objective and strategies described in this prospectus. We will also use a portion of any such proceeds to pay operating expenses, and other expenses such as due diligence expenses relating to potential new investments. We anticipate that substantially all of the net proceeds of any such offering will be used for the above purposes within six to 12 months, depending on the availability of investment opportunities that are consistent with our investment objectives and market conditions, except for such amounts as may be retained for purposes of funding our ongoing operations subsequent to the completion of any such offering. We cannot assure you we will achieve our targeted investment pace. Pending such investments, we will invest the net proceeds of any such offering primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation as a Business Development Company — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NASDAQ Capital Market under the symbol “GSVC”. The following table sets forth, for each fiscal quarter since our initial public offering on April 28, 2011, the net asset value, or “NAV,” per share of our common stock, the high and low sales prices for our common stock, and such sales prices as a percentage of NAV per share.

	NAV(1)	Price Range		High Sales Price as a Premium (Discount) to NAV(2)	Low Sales Price as a Premium (Discount) to NAV(2)
		High	Low
Fiscal 2012
Second Quarter (through May 4, 2012)	*	$20.25	$16.38	*	*
First Quarter	$13.47	$20.89	$13.03	55.1%	(3.3)%
Fiscal 2011
Fourth Quarter	$12.95	$17.23	$12.10	33.1%	(6.6)%
Third Quarter	$13.26	$19.97	$12.09	50.6%	(8.8)%
Second Quarter (from April 28, 2011 through June 30, 2011)	$13.57	$15.35	$9.75	13.1%	(28.2)%

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAV per share figures shown are based on outstanding shares at the end of each period.
(2)	Calculated as the respective high or low sales price divided by NAV per share.
*	Not determinable as of the date of this prospectus.

On May 4, 2012, the last reported sales price of our common stock was $19.65 per share.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at premiums that are unsustainable over the long term or at a discount from net asset value are separate and distinct from the risk that our net asset value will decrease. Since our initial public offering on April 28, 2011, our shares of common stock have traded at both a discount and a premium to the net assets attributable to those shares. As of May 4, 2012, our shares of common stock traded at a premium equal to approximately 45.9% of the net assets attributable to those shares based upon our $13.47 NAV per share as of March 31, 2012. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

The timing and amount of our dividends, if any, will be determined by our board of directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. We intend to focus on making capital gains-based investments. As a consequence, we do not anticipate that we will pay dividends on a quarterly basis or become a predictable issuer of dividends, and we expect that our dividends, if any, will be much less consistent than other business development companies that primarily make debt investments. However, to the extent there are earnings or realized capital gains to be distributed, we intend to declare and pay a dividend at least annually.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code, beginning with our 2011 taxable year. To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, for each taxable year. In addition, in order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. Although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Our current intention is to make any distributions out of assets legally available therefrom in additional shares of our common stock under our dividend reinvestment plan, unless you elect to receive your dividends and/or long-term capital gains distributions in cash. Under the dividend reinvestment plan, if a stockholder owns shares of common stock registered in its own name, the stockholder will have all cash distributions (net of any withholding) automatically reinvested in additional shares of common stock unless the stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder, although no cash distribution has been made. As a result, if you do not elect to opt out of the dividend reinvestment plan, you will be required to pay applicable federal, state and local taxes on any reinvested dividends even though you will not receive a corresponding cash distribution. In addition, reinvested dividends have the effect of increasing our gross assets, which may correspondingly increase the management fee payable to our investment adviser. If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Overview

We are an externally managed, non-diversified closed-end management investment company that has elected to be treated as a business development company under the 1940 Act. Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity and equity-related investments. We invest principally in the equity securities of rapidly growing venture capital-backed emerging companies. We acquire our investments through secondary marketplaces for private companies, negotiations with selling stockholders and direct investments with prospective portfolio companies. We may also invest on an opportunistic basis in select publicly-traded equity securities or certain non-U.S. companies that otherwise meet our investment criteria. Our investment activities are managed by GSV Asset Management, and GSV Capital Service Company provides the administrative services necessary for us to operate.

Our investment philosophy is premised on a disciplined approach of identifying high-growth emerging companies across several key industry themes which may include, among others, social-mobile, cloud computing, internet commerce, green technology and education technology. Our investment adviser’s investment decisions are based on a disciplined analysis of available information regarding each potential portfolio company’s business operations, focusing on the company’s growth potential, the quality of recurring revenues and cash flow and cost structures, as well as an understanding of key market fundamentals. Many of the companies that our investment adviser evaluates have financial backing from top tier venture capital funds or other financial or strategic sponsors.

We seek to deploy capital primarily in the form of non-controlling equity and equity-related investments, including common stock, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity, and convertible debt securities with a significant equity component. We anticipate that substantially all of the net proceeds of our follow-on offerings will be used for the above purposes within six to 12 months from the completion of our most recent offering in February 2012, depending on the availability of investment opportunities that are consistent with our investment objectives and market conditions.

We seek to create a low-turnover portfolio that we expect will initially include investments in 25 to 35 companies representing a broad range of investment themes. As of March 31, 2012, we have completed investments in 25 companies for aggregate consideration of approximately $75.5 million (exclusive of transaction fees and costs), or 43.8% of the net proceeds from our initial public offering and subsequent follow-on offerings. We expect that the total number of portfolio companies in which we are invested will increase as our equity capital base grows.

On April 28, 2011 we priced our initial public offering of 3,335,000 shares of our common stock at the offering price of $15.00 per share. The initial public offering closed on May 3, 2011, resulting in net proceeds to GSV Capital Corp of approximately $46.5 million.

On September 26, 2011 we priced our first follow-on offering of 2,185,000 shares of our common stock at an offering price of $14.15 per share. The follow-on offering included the full exercise of the underwriters’ option to purchase an additional 285,000 shares of our common stock, resulting in net proceeds to GSV Capital Corp. of approximately $29.6 million.

On February 10, 2012 we priced a follow-on offering of 6,900,000 shares of our common stock at an offering price of $15.00 per share. The follow-on offering included the full exercise of the underwriters’ option to purchase an additional 900,000 share of our common stock, resulting in net proceeds to GSV Capital Corp. of approximately $96.2 million. Our shares are currently listed on the NASDAQ Capital Market under the symbol “GSVC”.

Effective May 26, 2011, we changed our name from NeXt Innovation Corp. to GSV Capital Corp.

Investments

During the period from April 28, 2011 to March 31, 2012, we closed on investments of $75,455,579, plus transaction costs, in 25 portfolio companies.

We closed on an investment of $2,250,000 in Kno, Inc., an education software company, on May 16, 2011.

We closed on an investment of $712,380, plus transaction costs, in Serious Energy, Inc., a green technology company, on June 6, 2011.

We closed on an investment of $280,000, plus transaction costs, in Gilt Groupe, Inc., an eCommerce platform, on June 17, 2011.

We closed on an investment of $6,587,500, plus transaction costs, in Facebook, Inc., a social-networking company, on June 23, 2011.

We closed on an investment of $5,999,996, plus transaction costs, in Chegg, Inc., an online textbook rental company, on June 29, 2011.

We closed on an investment of $414,827, plus transaction costs, in Bloom Energy Corporation, a green technology company, on June 30, 2011.

We closed on an investment of $166,500, plus transaction costs, in Bloom Energy Corporation on July 8, 2011. This transaction was included in Escrow deposits in the statement of assets and liabilities at June 30, 2011.

We closed on an investment of $200,000, plus transaction costs, in Silver Spring Networks, Inc., a green technology company, on July 11, 2011.

We closed on an investment of $2,250,000, plus transaction costs, in SharesPost, Inc., a secondary marketplace for private equity investments, on July 19, 2011.

We closed on an investment of $1,968,000, plus transaction costs, in Gilt Groupe, Inc., an eCommerce platform, on July 25, 2011.

We closed on a follow-on investment of $190,000, plus transaction costs, in Bloom Energy Corporation, on August 9, 2011.

On August 15, 2011, we acquired a $4 million unsecured promissory note (“Zynga Note”) issued by PJB Fund LLC, a Delaware limited liability company (“Borrower”), which note is personally guaranteed by its members on a limited basis. Because Zynga, Inc. completed its initial public offering on December 20, 2011, the Zynga Note is now expected to mature on June 27, 2012, and to be settled, at the Borrower’s election, in shares of common stock of Zynga, subject to a cap, or in cash in an amount of equivalent value. The amount payable under the Zynga Note (the “Repayment Amount”) will be equal to the face amount, plus the greater of accrued interest (at a rate of 10%) or a return based on the relative value of Zynga. To the extent that the average closing price of Zynga’s common stock for the 20 day-period immediately prior to the maturity date (the “Average Closing Price”) ranges between $8.25 to $16.50 per share, the Repayment Amount will provide a return of 10%. At Average Closing Prices between $16.51 to $18.00, the Repayment Amount will provide a return in excess of 10% up to 20%. At an Average Closing Price in excess of $18.00 per share, the Repayment Amount also will include a return equal to 50% of such incremental share price appreciation. At an Average Closing Price below $7.50 per share, the cap applicable to settlement in shares will effectively allow Borrower to settle the Zynga Note for less than the face amount of the loan. To the extent the Borrower elects to repay the Zynga Note in cash, we will have no further direct or indirect interest in Zynga, Inc.

We closed on a follow-on investment of $1,000,008, plus transaction costs, in Bloom Energy Corporation, on August 17, 2011.

We closed on a follow-on investment of $3,251,250, plus transaction costs, in Gilt Group, Inc. on August 22, 2011.

We closed on an investment of $2,035,200, plus transaction costs, in Groupon, Inc., an online provider of daily coupons for various consumer products, on August 22, 2011.

We closed on an investment of $6,932,493, plus transaction costs, in Twitter, Inc., an online short messaging platform, on August 22, 2011.

We closed on a follow-on investment of $901,430, plus transaction costs, in Silver Spring Networks, Inc., on August 30, 2011.

We closed on investment of $1,999,997, plus transaction costs, in TrueCar, Inc., an online automotive research destination, on August 30, 2011.

We closed on an investment of $250,000, plus transaction costs in ZoomSystems, a producer of automated retail vending machines, on August 31, 2011.

We closed on an investment of $1,000,000, plus transaction costs, in Control4 Corporation, a smart home automation company, on October 4, 2011.

We closed on an investment of $2,000,000, plus transaction costs in Grockit Inc., an online test preparation company, on October 7, 2011.

We closed on a follow-on investment of $1,593,000, plus transaction costs, in Twitter, Inc. on October 21, 2011.

We closed on a follow-on investment of $3,875,000, plus transaction costs, in Facebook, Inc., on November 8, 2011.

On November 14, 2011, we acquired a $500,000 unsecured convertible promissory note issued by The Echo System Corp., that may be repaid in cash, or upon certain corporate events, converted into shares of the issuer's common stock, as well as warrants to purchase an additional number of shares of preferred stock equal to 35% of the number of shares issuable upon conversion of the principal amount of the note at the price per share at which such shares are next issued in a qualified equity financing, or common stock at a price of $0.20 per share if there is no qualified equity financing prior to the maturity date of the note or expiration of the warrant.

We closed on an investment of $3,500,000, plus transaction costs, in ZocDoc Inc., a company that provides online booking for doctor and dentist appointments, on November 15, 2011.

We closed on an investment of $4,999,998, plus transaction costs, in Dropbox, an online storage service, on November 15, 2011.

We closed on a follow-on investment of $3,588,000, plus transaction costs, in Twitter, Inc., on November 18, 2011.

We closed on an investment of $750,000, plus transaction costs, in DreamBox Learning, Inc., an education technology company, on December 6, 2011.

We closed on a follow-on investment of $205,000, plus transaction costs, in Kno, Inc., on December 15, 2011.

We closed on an investment of $1,000,000, plus transaction costs in StormWind, LLC, a developer of online technology courses, on December 15, 2011.

We closed on an investment of $500,000, plus transaction costs in The rSmart Group, Inc., a higher education learning platform provider, on December 19, 2011.

We closed on an investment of $100,000, plus transaction costs, in AlwaysOn, LLC, a social media company, on January 10, 2012.

We closed on an investment of $200,000, plus transaction costs, in Maven Research, Inc., a global knowledge marketplace, on February 28, 2012.

We closed on an investment of $500,000, plus transaction costs, in AltEgo, LLC, an avatar technology and games developer, on February 29, 2012.

We closed on an investment of $4,000,000, plus transaction costs, in Chegg, Inc., an online textbook rental company, on March 7, 2012.

We closed on an investment of $150,000, plus transaction costs, in AlwaysOn, LLC, a social media company, on March 9, 2012.

We closed on an investment of $250,000, plus transaction costs, in The Echo System Corp., a social analytics company, on March 21, 2012.

We closed on an investment of $1,000,000, plus transaction costs, in StormWind, an electronic marketing and business services platform, on March 23, 2012.

We closed on an investment of $855,000, plus transaction costs, in Bloom Energy Corporation, a fuel cell energy company, on March 28, 2012.

We closed on an investment of $2,000,000, plus transaction costs, in CUX, Inc., a corporate education company, on March 29, 2012.

We closed on an investment of $750,000, plus transaction costs, in The Echo System Corp., a social media company, on March 30, 2012.

We closed on an investment of $750,000, plus transaction costs, in The rSmart Group, Inc., a higher education learning platform, on March 30, 2012.

Results of Operations

Comparison of the three months ended March 31, 2012 and the period from January 6, 2011 (date of inception) to March 31, 2011

As January 6, 2011 was our date of inception and April 28, 2011 was the date of our initial public offering, the period from January 6, 2011 to March 31, 2011 is not a directly comparable period to the three months ended March 31, 2012.

Investment Income

For the three months ended March 31, 2012, we had investment income of $117,805, or $0.01 per share, which consisted of $112,101 of interest income from our portfolio investments and $5,704 of dividend income from our money market investments.

We did not have investment income for the period from January 6, 2011 (date of inception) to March 31, 2011, given that we had not yet at that time completed our initial public offering.

Operating Expenses

For the three months ended March 31, 2012, we had $1,211,807 in total operating expenses consisting primarily of investment management fees and administration fees, in addition to legal, audit and consulting fees. The investment advisory fee for the three months ended March 31, 2012 was $621,926, representing the base fee as provided in our investment advisory agreement. Costs incurred under our administration agreement for the three months ended March 31, 2012 were $345,594. Professional fees, consisting of legal, valuation, audit and consulting fees, were approximately $131,845 for the three months ended March 31, 2012.

For the period from January 6, 2011 (date of inception) to March 31, 2011, we had $110,808 in total operating expenses, consisting primarily of organization expenses and professional fees relating to our initial public offering. Organization expenses for the period from January 6, 2011 (date of inception) to March 31, 2011 were $94,640. Professional fees, consisting of legal, audit and consulting fees, were approximately $16,050 for the period from January 6, 2011 (date of inception) to March 31, 2011.

Net Increase (Decrease) in Net Assets

For the three months ended March 31, 2012, we had a net change in unrealized appreciation of $1,011,195, or $0.11 per share. The change in unrealized appreciation is primarily a result of an increase in the fair value of our investment in Facebook. Net investment loss was $1,094,002, or $0.12 per share, for the three months ended March 31, 2012, resulting primarily from operating expenses incurred during the quarter. Net decrease in net assets resulting from operations was $83,063, or $0.01 per share, for the three months ended March 31, 2012, which reflects the extent of operating expenses incurred during the quarter.

For the period from January 6, 2011 (date of inception) to March 31, 2011, we had a net investment loss and net decrease in net assets resulting from operations of $110,808, or $1,108.08 per share.

The per share figures noted above are based on a weighted-average of 9,387,133 and 100 shares outstanding for the three months ended March 31, 2012 and for the period from January 6, 2011 (date of inception) to March 31, 2011, respectively.

Period from January 6, 2011 (date of inception) to December 31, 2011

As January 6, 2011 is our date of inception, there is no comparable period to compare results for the period from January 6, 2011 to December 31, 2011.

Investment Income

For the period from January 6, 2011 (date of inception) to December 31, 2011, we had investment income of $162,328, or $0.05 per share, which consisted of $158,389 of interest income and $3,939 of dividend income.

Operating Expenses

For the period from January 6, 2011 (date of inception) to December 31, 2011, we had $2,196,192 in total operating expenses consisting primarily of legal, audit and consulting fees, in addition to organizational expenses, investment management fees and administration fees. The investment advisory fee for the period from January 6, 2011 (date of inception) to December 31, 2011, was $618,865, representing the base fee as provided for in our investment advisory agreement. Costs incurred under our administration agreement for the period from January 6, 2011 (date of inception) to December 31, 2011, were $554,232. Professional fees, consisting of legal, valuation, audit and consulting fees, were approximately $409,983 for the period from January 6, 2011 (date of inception) to December 31, 2011.

Net Decrease in Net Assets

For the period from January 6, 2011 (date of inception) to December 31, 2011, we had a net change in unrealized depreciation of $1,579,800, or $0.47 per share. Net investment loss was $2,033,864, or $0.60 per share, for the period from January 6, 2011 (date of inception) to December 31, 2011. Net decrease in net assets resulting from operations was $3,613,664, or $1.07 per share, for the period from January 6, 2011 (date of inception) to December 31, 2011.

The per share figures noted above are based on a weighted-average of 3,377,429 shares outstanding for the period from January 6, 2011 (date of inception) to December 31, 2011.

Liquidity and Capital Resources

At March 31, 2012, we had investments in 25 portfolio companies with costs totaling $76,325,515, two money market funds totaling $16,000,000 and cash in the amount of $75,391,344. At December 31, 2011, we had investments in 21 portfolio companies with costs totaling $65,658,866, two money market funds totaling $7,000,000 and cash in the amount of $385,995.

On April 28, 2011, we priced our initial public offering of 3,335,000 shares of our common stock at the offering price of $15.00 per share. The initial public offering closed on May 3, 2011, resulting in net proceeds to GSV Capital of approximately $46.5 million.

On September 26, 2011, we priced a follow-on offering, selling 2,185,000 shares at a price of $14.15 per share, including an exercise in full by the underwriters of their option to purchase an additional 285,000 shares of common stock to cover overallotments. The follow-on offering resulted in net proceeds to us of approximately $29.6 million. On February 10, 2012, we priced a follow-on offering of 6,900,000 shares of our common stock at an offering price of $15.00 per share. The follow-on offering included the full exercise of the underwriters’ option to purchase an additional 900,000 share of our common stock, resulting in net proceeds to us of approximately $96.2 million. Our shares are currently listed on the NASDAQ Capital Market under the symbol “GSVC”.

Our primary use of cash is to make investments and to pay our operating expenses. We used substantially all of the proceeds from the initial and first follow-on offerings to invest in portfolio companies as of March 31, 2012, except for amounts retained for purposes of funding our ongoing expenses.

Our current policy is to maintain cash reserves in an amount sufficient to pay our operating expenses, including investment management fees, incentive and costs incurred under the administration agreement, for approximately two years. For a description of the investment advisory and administration services we receive, see “Related Party Transactions and Certain Relationships”. We incurred approximately $621,926 in investment management fees and $345,594 in costs incurred under the administration agreement for the three months ended March 31, 2012. We incurred approximately $618,865 in investment management fees and $554,232 in costs incurred under the administration agreement for the period from January 6, 2011 (date of inception) to December 31, 2011.

As of March 31, 2012, the fair value of our portfolio investments was equal to the cost of the investments, net of unrealized depreciation representing transaction costs and any fair value adjustments. Four of our investments, Echo, Facebook, Groupon and SharesPost, had fair value adjustments. In March 2012, Echo had a Series A financing round which was determined to be the best indication of value and was used to determine fair value. Given Facebook’s filing for an initial public offering and the significant activity on secondary markets, the recent secondary market transactions were considered in our determination of fair value. Groupon conducted an IPO on November 4, 2011. Our shares in Groupon are subject to a lock-up agreement that expires on June 1, 2012. The fair value for Groupon was estimated using the close price on a public exchange as of the valuation date, adjusted for a discount due to lack of marketability of 7% that was primarily based on the market price of publicly traded put options with a similar term as the lock-up as of March 31, 2012. Our investment in SharesPost includes Series B preferred shares and warrants. After our investment in SharesPost in July 2011, SharesPost held a subsequent financing for Series B preferred shares, which did not include warrants. Accordingly, only our investment in preferred shares was adjusted due to the subsequent financing. The fair value of our investments can be expected to fluctuate in future periods due to changes in our investments and changes in the fair value of the investments.

As of December 31, 2011, the fair value of our portfolio investments was equal to the cost of the investments, net of unrealized depreciation representing transaction costs and any fair value adjustments. Two of our investments, Groupon and SharesPost, had fair value adjustments. Groupon conducted an IPO on November 4, 2011. Our shares in Groupon are presently subject to a lock-up agreement that expires on May 1, 2012. The fair value for Groupon was estimated using the close price on a public exchange as of the valuation date, adjusted for a discount due to lack of marketability of 28% that was primarily based on the market price of publicly traded put options with a similar term as the lock-up as of December 31, 2011. Our investment in SharesPost includes Series B preferred shares and warrants. After our investment in SharesPost in July 2011, SharesPost held a subsequent financing for Series B preferred shares, which did not include warrants. Accordingly, only our investment in preferred shares was adjusted due to the subsequent financing. The fair value of our investments can be expected to fluctuate in future periods due to changes in our investments and changes in the fair value of the investments.

Off-Balance Sheet Arrangements

As of March 31, 2012, we had no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices. However, we may employ hedging and other risk management techniques in the future.

Distribution Policy

The timing and amount of our dividends, if any, will be determined by our board of directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. We intend to focus on making capital gains-based investments from which we will derive primarily capital gains. As a consequence, we do not anticipate that we will pay dividends on a quarterly basis or become a predictable distributor of dividends, and we expect that our dividends, if any, will be much less consistent than the dividends of other business development companies that primarily make debt investments. However, if there are earnings or realized capital gains to be distributed, we intend to declare and pay a dividend at least annually.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code, beginning with our 2011 taxable year. To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, for each taxable year. In addition, in order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. Although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment but designate the retained net capital gain as a “deemed distribution”. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” There is no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Our current intention is to make any distributions out of assets legally available therefrom in additional shares of our common stock under our dividend reinvestment plan, unless you elect to receive your dividends and/or long-term capital gains distributions in cash. Under the dividend reinvestment plan, if a stockholder owns shares of common stock registered in its own name, the stockholder will have all cash distributions (net of any withholding) automatically reinvested in additional shares of common stock unless the stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder, although no cash distribution has been made. As a result, if you do not elect to opt out of the dividend reinvestment plan, you will be required to pay applicable federal, state and local taxes on any reinvested dividends even though you will not receive a corresponding cash distribution. In addition, reinvested dividends have the effect of increasing our gross assets, which may correspondingly increase the management fee payable to our investment adviser. If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash.

Borrowings

We had no borrowings outstanding as of March 31, 2012.

Related Party Transactions

We entered into an investment advisory agreement with GSV Asset Management (the “Advisory Agreement”) in connection with our initial public offering. Pursuant to the Advisory Agreement, GSV Asset Management will be paid a base annual fee of 2.00% of gross assets, which is our total assets as reflected on our balance sheet (with no deduction for liabilities), and an annual incentive fee equal to the lesser of (i) 20% of the GSV Capital’s realized capital gains during each calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and (ii) 20% of the GSV Capital’s realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. For the three months ended March 31, 2012, GSV Asset Management earned $621,926 in base fees and $0 in incentive fees. GSV Asset Management earned $618,865 in base fees and $0 in incentive fees for the period from January 6, 2011 (date of inception) to December 31, 2011.

As of March 31, 2012, we were owed $14,220 from GSV Asset Management for reimbursement of travel-related expenses paid for by us that were the responsibility of GSV Asset Management. In addition, as of December 31, 2011, we were owed $13,470 from GSV Asset Management for reimbursement of travel-related expenses paid for by us that were the responsibility of GSV Asset Management.

As of March 31, 2012, we owed GSV Asset Management $16,524 for reimbursement of travel-related and other expenses. We owed certain officers and directors $5,669 in reimbursements for travel-related and other expenses. In addition, as of December 31, 2011, we owed GSV Asset Management $78,427 for management fees and reimbursement of other expenses. We owed certain officers and directors $10,782 in reimbursements for travel-related and other expenses.

We entered into an Administration Agreement with GSV Capital Service Company (the “Administration Agreement”) to provide administrative services, including furnishing us with office facilities, equipment, clerical, bookkeeping services and other administrative services, in connection with our initial public offering. We reimburse GSV Capital Service Company an allocable portion of overhead and other expenses in performing its obligations under the Administration Agreement. There were $345,594 in such costs incurred under the Administration Agreement for the three months ended March 31, 2012, and $554,232 in such costs incurred under the Administration Agreement for the period from January 6, 2011 (date of inception) to December 31, 2011.

We also adopted a Code of Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our officers, directors and employees. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our board of directors is charged with approving any waivers under our Code of Ethics. As required by the NASDAQ corporate governance listing standards, the Audit Committee of our board of directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

In April 2012, in connection with our investment in Top Hat, Inc., Cherry Tree & Associates, LLC, an investment banking firm, received a fee of approximately $259,000 for its representation of Top Hat, Inc. Mark Moe, who is the brother of our Chief Executive Officer, Michael Moe, presently serves as a Managing Director of Cherry Tree & Associates, LLC, and may therefore be deemed to have an indirect material interest in such transaction.

Critical Accounting Policies

Basis of Presentation

The financial statements included herein are expressed in United States dollars and have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

In accordance with Regulation S-X under the Securities Act of 1933 and Securities Exchange Act of 1934, we do not consolidate portfolio company investments.

Valuation of Investments at Fair Value

We carry our investments at fair value, as determined in good faith by our board of directors, in accordance with GAAP. Fair value is the price that one would receive upon selling an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date in the principal or most advantageous market for the investment or liability. GAAP emphasizes that valuation techniques should maximize the use of observable market inputs and minimize the use of unobservable inputs. Observable inputs are based on market data obtained from sources independent of the entity and should not be limited to information that is only available to the entity making the fair value determination, or to a small group of users. Observable market inputs should be readily available to participants in that market. In addition, observable market inputs should include a level of transparency that is reliable and verifiable.

GAAP fair value measurement guidance classifies the inputs used to measure these fair values into the following hierarchy:

Level 1. Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that we have the ability to access.

Level 2. Financial assets and liabilities whose values are based on quoted prices in markets that are not active or model inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets;

b) Quoted prices for identical or similar assets or liabilities in non-active markets;

c) Pricing models whose inputs are observable for substantially the full term of the asset or liability; and

d) Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability.

Level 3. Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

An asset’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

Securities that are publicly traded are generally valued at the close price on the valuation date; however, if they remain subject to lock-up restrictions, they are discounted accordingly. Securities that are not publicly traded or for which there are no readily available market quotations are valued at fair value as determined in good faith by our board of directors.

In connection with that determination, portfolio company valuations are prepared using the most currently available data. As appropriate, we obtain updates on each portfolio company’s financial performance, including information such as economic and industry trends, new product development, and other operational issues.

In making our good faith determination of the fair value of investments, we consider valuation methodologies consistent with industry practice, including but not limited to (i) publicly available information regarding the valuation of the securities based on recent sales in comparable transactions of private companies, (ii) when management believes there are comparable companies that are publicly traded, a review of these publicly traded companies and applicable market multiples of their equity securities and, (iii) an income approach that estimates value based on the expectation of future cash flows that an asset or business will generate.

We engage independent valuation firms to perform valuations of our investments that are not publicly traded or for which there are no readily available market quotations. We also engage independent valuation firms to perform valuations of any securities that trade on private secondary markets, but are not otherwise publicly traded, where there is a lack of appreciable trading or a wide disparity in recently reported trades. We consider the independent valuations, among other factors, in making our fair value determinations.

Recently Adopted Accounting Standards

In May 2011, the Financial Accounting Standards Board (“FASB”) issued guidance clarifying how to measure and disclose fair value. This guidance amends the application of the “highest and best use” concept to be used only in the measurement of fair value of nonfinancial assets, clarifies that the measurement of the fair value of equity-classified financial instruments should be performed from the perspective of a market participant who holds the instrument as an asset, clarifies that an entity that manages a group of financial assets and liabilities on the basis of its net risk exposure can measure those financial instruments on the basis of its net exposure to those risks, and clarifies when premiums and discounts should be taken into account when measuring fair value. The fair value disclosure requirements also were amended. This accounting standard is effective prospectively for interim and annual reporting periods beginning after December 15, 2011. At this time management is evaluating the implications of the amendment and the impact to the financial statements of GSV Capital Corp.

Recent Developments

Subsequent to March 31, 2012 through May 4, 2012, the Company closed on investments of $45,410,790, plus transaction costs as follows:

We closed on an investment of $1,143,800, plus transaction costs, in Bloom Energy Corporation, a fuel cell energy company, on April 4, 2012.

We closed on an investment of $9,999,996, plus transaction costs, in Violin Memory, Inc., a flash memory company, on April 11, 2012.

We closed on an investment of $4,000,000, plus transaction costs in Top Hat, Inc., a jewelry retailing technology company, on April 13, 2012.

We closed on investments of $2,369,500, $1,277,500 and $350,000, plus transaction costs in Control4 Corporation, a smart home automation company, on April 18, 2012, April 19, 2012 and April 20, 2012, respectively.

We closed on an investment of $2,999,998, plus transaction costs in Global Education Learning (Holdings) Ltd., an Asia-focused education technology company, on April 19, 2012.

We closed on investments of $5,312,492, $4,875,010 and $7,312,498, plus transaction costs in Twitter, Inc., a social communication company, on April 25, 2012, April 27, 2012, and April 30, 2012, respectively.

We closed on an investment of $3,800,000, plus transaction costs in Silver Spring Networks, Inc., a smart grid company, on May 1, 2012.

We closed on an investment of $1,969,996, plus transaction costs in Fullbridge, Inc., a business education company, on May 4, 2012.

We are presently in the final stages of negotiations with a handful of private company investments that we anticipate entering into within the next 30 to 60 days, subject to applicable closing conditions. These equity investments may be made through the secondary market and involve making deposits in escrow accounts until certain conditions are met. Moreover, each underlying issuer has the right to terminate the deal before such conditions are satisfied. Pursuant to the terms of our agreements with each of these prospective issuers, at such time that these conditions are satisfied our equity investments will be effectuated.

BUSINESS

GSV Capital

We are an externally managed, non-diversified closed-end management investment company that has elected to be treated as a business development company under the 1940 Act. Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity and equity-related investments. We invest principally in the equity securities of rapidly growing venture capital-backed emerging companies. We acquire our investments through secondary marketplaces for private companies, negotiations with selling stockholders and direct investments with prospective portfolio companies. We may also invest on an opportunistic basis in select publicly-traded equity securities or certain non-U.S. companies that otherwise meet our investment criteria. Our investment activities are managed by GSV Asset Management, and GSV Capital Service Company provides the administrative services necessary for us to operate.

Our investment philosophy is premised on a disciplined approach of identifying high-growth emerging companies across several key industry themes which may include, among others, social-mobile, cloud computing, internet commerce, green technology and education technology. Our investment adviser’s investment decisions are based on a disciplined analysis of available information regarding each potential portfolio company’s business operations, focusing on the company’s growth potential, the quality of recurring revenues and cash flow and cost structures, as well as an understanding of key market fundamentals. Top tier venture capital funds or other financial or strategic sponsors have invested in many of the companies that our investment adviser evaluates.

We seek to deploy capital primarily in the form of non-controlling equity and equity-related investments, including common stock, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity, and convertible debt securities with a significant equity component.

We seek to create a low-turnover portfolio that we expect will initially include investments in 25 to 35 companies representing a broad range of investment themes. As of May 4, 2012, we have completed investments in 29 companies for aggregate consideration of $120,866,369 (exclusive of transaction fees and costs), or 70.1% of the combined net proceeds from our public offerings. We expect that the total number of portfolio companies in which we are invested will increase as our equity capital base grows.

Two of the companies in our portfolio, Groupon, Inc. and Zynga, Inc., completed their initial public offerings in the fourth quarter of 2011. As of March 31, 2012, we own 80,000 shares of Groupon, Inc., which are subject to a lock-up agreement that expires on June 1, 2012. With respect to Zynga, as of March 31, 2012, we hold a $4,000,000 unsecured promissory note issued by PJB Fund LLC that we expect to mature on June 27, 2012, the repayment amount of which includes a return based on the relative value of the common stock of Zynga, Inc. As of March 31, 2012, these investments collectively comprised approximately 3.2% of our net asset value. The market trading levels for these companies were taken into consideration when calculating the fair value of such investments as of March 31, 2012. In addition, on February 1, 2012, Facebook, Inc. filed a registration statement with the SEC in connection with its proposed initial public offering. We own 350,000 shares of Class B common stock of Facebook, Inc., which are presently subject to a lock-up agreement that will expire 181 days after the date of the final prospectus relating to Facebook, Inc.’s initial public offering, if consummated. While there can be no assurance that it will do so, if Facebook, Inc. completes its initial public offering, its market trading levels will be taken into consideration when calculating the fair value of our investment. For a more detailed discussion of these investments and developments that may impact their fair market value as determined by our board of directors, see “Investments” and “Net Decreases in Net Assets” in “Management's Discussion and Analysis of Financial Condition and Results of Operations.”

Current Portfolio

We have limited information about the financial performance and profitability of our portfolio companies. While according to public filings with the SEC, certain of our portfolio companies have earned net income in recent periods, we believe that substantially all of our portfolio companies are currently experiencing operating losses. There can be no assurance when or if such companies will operate at a profit. In addition, our current portfolio company investments are also concentrated in a limited number of companies. As of March 2012, over half of our portfolio company investments was comprised of investments in four companies.

As of May 4, 2012, we have completed investments in the companies identified below. For those investments held as of March 31, 2012, amounts include transaction fees and costs. For those investments acquired subsequent to March 31, 2012, amounts are exclusive of transaction fees and costs as those have not yet been finally determined. Fair value was determined in good faith by our board of directors as of March 31, 2012 for those investments held as of March 31, 2012. For those investments acquired subsequent to March 31, 2012, our board of directors has not yet determined their fair value and such investments are included at purchase cost on the acquisition date exclusive of transaction fees and costs.

Investment(1)	Cost(2)	Fair Value(3)	Source(s)	Description
AltEgo, LLC	$510,473	$500,000	Direct from issuer	Avatar technology and games developer
AlwaysOn Network, LLC(4)	$250,000	$250,000	Direct from issuer	Internet media company
Bloom Energy Corporation	$3,848,918	$3,770,135(5)	Secondary marketplace and direct from stockholder	Provider of solid oxide fuel cell technology that generates power onsite from a wide variety of fuel sources
Chegg, Inc.	$10,011,443	$9,999,996	Direct from issuer and secondary marketplace	Online textbook rental company serving students nationwide
Control4 Corporation	$5,032,961	$4,997,000(6)	Direct from stockholder	Smart home automation company
CUX, Inc.	$2,000,000	$2,000,000	Direct from issuer	Corporate education company
DreamBox Learning, Inc.	$758,017	$750,000	Direct from issuer	Education technology company
Dropbox, Inc.	$5,015,333	$4,999,998	Direct from stockholder	Online storage service
Facebook, Inc.	$10,472,294	$11,200,000	Secondary marketplace	Leading online social network
Fullbridge, Inc.	$1,969,996	$1,969,996(7)	Direct from issuer	Business education company
Gilt Groupe, Inc.	$5,576,979	$5,499,250	Secondary marketplace and direct from stockholder	Online shopping destination offering its members access to discounted prices on merchandise, restaurants and vacations
Global Education Learning (Holdings) Ltd.	$2,999,998	$2,999,998(7)	Direct from issuer	Asia-focused education technology company
Grockit Inc.	$2,005,945	$2,000,000	Direct from issuer	Online test preparation company

Investment(1)	Cost(2)	Fair Value(3)	Source(s)	Description
Groupon, Inc.	$2,128,585	$1,367,472	Secondary marketplace	Online provider of daily coupons for various consumer products
Kno, Inc.	$2,476,687	$2,455,000	Direct from issuer and direct from stockholder	Provider of education software, digital textbooks and social engagement tools for students
Maven Research, Inc.	$217,206	$200,000	Direct from issuer	A global knowledge marketplace
PJB Fund LLC(8)	$4,029,259	$4,000,000	Direct from borrower	Debt investment linked until maturity to the value of Zynga, Inc., a developer of online social games
Serious Energy, Inc.	$739,130	$712,380	Secondary marketplace	Products and services to make buildings more energy-efficient
SharesPost, Inc.	$2,281,112	$2,266,003	Direct from issuer	Online marketplace for the exchange of private company equity
Silver Spring Networks, Inc.	$4,955,271	$4,901,430(9)	Secondary marketplace	Hardware, software and services that connect devices on the smart grid
StormWind, LLC	$2,019,687	$2,000,000	Direct from issuer	Online technology courses
The Echo System Corp.	$1,512,392	$1,715,556	Direct from issuer	Social analytics
The rSmart Group, Inc.	$1,264,927	$1,250,000	Direct from issuer	Higher education learning platform
Top Hat, Inc.	$4,000,000	$4,000,000(7)	Direct from issuer	Jewelry retailing technology company
TrueCar, Inc.	$2,014,863	$1,999,997	Direct from issuer	Online automotive research destination
Twitter, Inc.	$29,821,179	$29,613,493(10)	Secondary marketplace and direct from stockholder	Short messaging platform
Violin Memory, Inc.	$9,999,996	$9,999,996(7)	Direct from issuer	Flash memory company
ZocDoc Inc.	$3,563,178	$3,500,000	Direct from stockholder	Online booking for doctor and dentist appointments
ZoomSystems	$260,476	$250,000	Direct from stockholder	Automated retail vending machines
Total	$121,736,305	$121,167,700(11)

(1)	Unless otherwise noted, each investment represents an equity investment in the listed issuer.

(2)	For those investments held as of March 31, 2012, amounts include transaction fees and costs. For those investments acquired subsequent to March 31, 2012, amounts are exclusive of transaction fees and costs as those have not yet been finally determined.
(3)	Fair value was determined in good faith by our board of directors as of March 31, 2012 for those investments held as of March 31, 2012. For those investments acquired subsequent to March 31, 2012, our board of directors has not yet determined their fair value and such investments are included at purchase cost on the acquisition date exclusive of transaction fees and costs.
(4)	Represents a $250,000 unsecured convertible promissory note as of March 31, 2012 issued by AlwaysOn, LLC, that may be repaid in cash, or upon certain corporate events, converted into shares of the issuer's common stock, as well as warrants to purchase an additional number of shares of the issuer’s preferred stock equal to 35% of the number of shares issuable upon conversion of the principal amount of the note at the price per share at which such shares are next issued in a qualified equity financing, or if certain corporate events occur prior to the earlier of the maturity date of the note and the date of the next qualified equity financing, 50% of the price per share offered for shares of common stock in connection with such corporate event.
(5)	As of March 31, 2012, we had invested approximately $2,705,118 (inclusive of transaction fees and costs) in equity securities of Bloom Energy Corporation that had a fair value of $2,626,335 as of March 31, 2012. We invested an additional $1,143,800 in equity securities of Bloom Energy Corporation, exclusive of transaction fees and costs, on April 4, 2012. Our board of directors has not yet determined the fair value of the additional equity securities we acquired subsequent to March 31, 2012 and such investments are included at purchase cost on the acquisition date exclusive of transaction fees and costs.
(6)	As of March 31, 2012, we had invested approximately $1,035,961 (inclusive of transaction fees and costs) in equity securities of Control4 Corporation that had a fair value of $1,000,000 as of March 31, 2012. We invested an additional $3,997,000 in the aggregate in equity securities of Control4 Corporation, exclusive of transaction fees and costs, on April 18, 2012, April 19, 2012 and April 20, 2012. Our board of directors has not yet determined the fair value of the additional equity securities we acquired subsequent to March 31, 2012 and such investments are included at purchase cost on the acquisition date exclusive of transaction fees and costs.
(7)	Reflects cost of the investment, exclusive of transaction fees and costs. Since we acquired the investment subsequent to March 31, 2012, our board of directors has not yet determined the fair value of such investment.
(8)	Represents a $4,000,000 unsecured promissory note as of March 31, 2012 issued by PJB Fund LLC that may be repaid, at PJB Fund LLC’s election, either by transfer of a certain number of shares of common stock of Zynga, Inc. or with a cash amount of equivalent value. To the extent the borrower repays the note in cash, we would have no further direct or indirect interest in Zynga, Inc. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Investments” for additional information regarding this investment.
(9)	As of March 31, 2012, we had invested approximately $1,155,271 (inclusive of transaction fees and costs) in equity securities of Silver Spring Networks, Inc. that had a fair value of $1,101,430 as of March 31, 2012. We invested an additional $3,800,000 in equity securities of Silver Spring Networks, Inc., exclusive of transaction fees and costs, on May 1, 2012. Our board of directors has not yet determined the fair value of the additional equity securities we acquired subsequent to March 31, 2012 and such investments are included at purchase cost on the acquisition date exclusive of transaction fees and costs.
(10)	As of March 31, 2012, we had invested approximately $12,321,179 (inclusive of transaction fees and costs) in equity securities of Twitter, Inc. that had a fair value of $12,113,493 as of March 31, 2012. We invested an additional $17,500,000 in the aggregate in equity securities of Twitter, Inc., exclusive of transaction fees and costs, on April 25, 2012, April 27, 2012 and April 30, 2012. Our board of directors has not yet determined the fair value of the additional equity securities we acquired subsequent to March 31, 2012 and such investments are included at purchase cost on the acquisition date exclusive of transaction fees and costs.
(11)	Since we acquired some of these investments subsequent to March 31, 2012, our board of directors has not yet determined the total fair value of our portfolio.

Our investment advisers track a broad list of potential investment opportunities based on fit with our key investment themes and financial characteristics. We currently have over 200 companies under consideration, which we regularly monitor to determine near- and long-term opportunities. At present, our broad list includes companies representing the following investment themes: social-mobile (41.1%), education technology (11.3%), green technology (8.7%), internet commerce (19.6%) and cloud computing (10.9%). The size of companies that we track varies significantly, from technology start-ups to well established near-term IPO candidates.

Within our broad list, we identify a subset of the opportunities that we believe provide the most attractive prospects for future investment. We generally have approximately 30 investments actively under evaluation at any given time. We devote most of our research efforts on understanding, analyzing and valuing these top 30 companies. Our investment adviser actively seeks opportunities to invest in these potential portfolio companies at pre-determined target prices. At any time, we may be in negotiations or in a pre-closing escrow period with several of the companies in our pipeline.

About GSV Asset Management

Our investment activities are managed by GSV Asset Management, an investment adviser registered under the Investment Advisers Act of 1940, as amended, or the “Advisers Act.” GSV Asset Management is led by Michael T. Moe, our president, chief executive officer and chairman of our board of directors. Mr. Moe is assisted by Stephen D. Bard, our chief financial officer, chief compliance officer, treasurer and corporate secretary, whom we refer to collectively as GSV Asset Management’s senior investment professionals. Mr. Moe co-founded and previously served as chairman and chief executive officer of ThinkEquity Partners, an asset management and investment banking firm focusing on venture capital, entrepreneurial and emerging private companies. Prior to founding ThinkEquity, Mr. Moe served as Head of Global Growth Research at Merrill Lynch and before that served as Head of Growth Research and Strategy at Montgomery Securities. Mr. Moe has written extensively about investing in the emerging growth equity markets. His critically-acclaimed book, “Finding the Next Starbucks,” articulates Mr. Moe’s investment process and philosophy which have been refined over more than two decades in the investment community.

We believe we benefit from the proven ability of our investment adviser’s senior investment professionals and board of advisers (the “Advisory Board”) to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate terms, and manage and monitor a portfolio of those investments. See “Portfolio Management — Advisory Board to GSV Asset Management.” Our investment adviser’s senior investment professionals and Advisory Board members have broad investment backgrounds, with prior experience at investment banks, commercial banks, unregistered investment funds and other financial services companies, and have collectively developed a broad network of contacts that provides us with an important source of investment opportunities.

We pay GSV Asset Management a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% of our gross assets, which is our total assets as reflected on our balance sheet (with no deduction for liabilities). The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2011, and will equal the lesser of (i) 20% of our realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and (ii) 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. See “Investment Advisory Agreement.” Although we do not currently have any specific plans to incur debt or use leverage, the terms for calculating the management fee create an incentive for our investment adviser to utilize leverage in the future because our management fee is based on our gross assets, including issuances of preferred stock and borrowings for investment purposes, rather than our net assets. We will be required, however, to obtain the approval of our board of directors before we incur any future indebtedness.

Investment Opportunity

The technology industry is experiencing a convergence of numerous disruptive trends, producing new high-growth markets. The growth of both social networking and connected mobile devices, such as smartphones and tablets, has opened up new channels for communication and real-time collaboration. The number of devices and people that regularly connect to the Internet has increased dramatically in recent years, generating significant demand for always accessible, personalized and localized content and real-time online interactivity. These factors are creating opportunities for new market participants and significant growth for established companies with leading positions capitalizing on these trends.

At the same time, the initial public offering, or “IPO,” markets have experienced substantial structural changes which have made it significantly more challenging for private companies to go public. Volatile equity markets, a lack of investment research coverage for smaller companies and investor demand for a longer history of earnings growth have resulted in companies staying private significantly longer than in the past. In addition, increased public company compliance obligations such as those imposed by the Sarbanes-Oxley Act of 2002 have made it more costly and less attractive to become a public company. As a result, there are significantly fewer IPOs today than there were a decade ago, with prospective public companies taking longer to come to market. For example, from 1991 – 2000, there were 4,361 IPOs in the United States, of which 1,701 were venture-capital backed. From 2001 – 2010, there were 1,016 IPOs, of which 369 were venture-capital backed. In 2011, there were 125 IPOs, of which 52 were venture-capital backed.

Because private companies are staying private longer, private investment in late stage companies has increased. Private secondary marketplaces, such as SharesPost and SecondMarket, have emerged as an alternative to traditional public equity exchanges to provide liquidity to private company stockholders, including employees, particularly within the technology sector. While such private secondary marketplaces generally have more limited transaction volume than public exchanges, they do provide accredited investors, such as ourselves, with access to equity investments in private companies. Such markets also provide a source for exiting private company investments, as well as price visibility from trading on a marketplace.

Investment Strategy

We seek to create a portfolio of high-growth emerging private companies via a repeatable and disciplined investment approach, as well as to provide investors with access to such companies through our publicly traded common stock.

Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity investments. We have adopted the following business strategies to achieve our investment objective:

•	Identify high quality growth companies. Based on our extensive experience in analyzing technology trends and markets, we have identified the technology sub-sectors of social-mobile, cloud computing, internet commerce, green technology and education technology, as opportunities where we believe companies are capable of producing substantial growth. We rely on our collective industry knowledge as well as an understanding of where leading venture capitalists are investing.

We leverage a combination of our relationships throughout Silicon Valley and our independent research to identify leaders in our targeted sub-sectors that we believe are differentiated and best positioned for sustained growth. Our evaluation process is based on what we refer to as “the four Ps”:

•	People — Organizations led by strong management teams with in-depth operational focus
•	Product — Differentiated and disruptive products with leading market positioning
•	Potential — Large addressable markets
•	Predictability — Ability to forecast and drive predictable and sustainable growth

We consider these to be the core elements for identifying rapidly growing emerging companies.

•	Acquire positions in targeted investments. We seek to build our portfolio by sourcing investments at an acceptable price through our disciplined investing strategy. To this end, we utilize multiple methods to acquire equity stakes in private companies that are not available to many individual investors.

Private secondary marketplaces and direct share purchases.  We utilize private secondary marketplaces as a means to acquire equity investments in privately-held companies that meet our investment criteria and that we believe are attractive candidates for investment. We believe that such markets offer efficient execution versus alternative methods and provide a potential source of liquidity should we decide to exit an investment. In addition, we also purchase shares directly from stockholders, including current or former employees. As certain companies grow and experience significant increased value while remaining private, employees and other stockholders may seek liquidity by selling shares directly to a third party. Sales of shares in private companies are typically restricted by contractual transfer restrictions and company employment policies, which may impose strict limits on transfer. We believe that our investment professionals’ reputation within the industry and history of investing affords us a favorable position when seeking approval for a purchase of shares subject to such limitations.

Direct equity investments.  We also seek direct investments in private companies. There is a large market among emerging private companies for equity capital investments. Many of these companies, particularly within the technology sector, lack the necessary cash flows to sustain substantial amounts of debt, and therefore have viewed equity capital as a more attractive long-term financing tool. We seek to be a source of such equity capital as a means of investing in these companies and look for opportunities to invest alongside other private equity and venture capital investors with whom we have established relationships.

•	Create access to a broad investment portfolio. We seek to hold a broad portfolio of non-controlling equity investments, which we believe will minimize the impact on our portfolio of a negative downturn at any one specific company. We believe that our relatively diversified portfolio will provide a convenient means for accredited and non-accredited individual investors to obtain access to an asset class that has generally been limited to venture capital, private equity and similar large institutional investors.

Competitive Advantages

We believe that we will benefit from the following competitive advantages in executing our investment strategy:

•	Highly experienced team of investment professionals. Our investment adviser’s senior investment professionals, its Advisory Board and our board of directors have significant experience researching and investing in the types of rapidly growing venture capital-backed emerging companies we are targeting for investment. Michael T. Moe, our president, chief executive officer, chairman of our board of directors and the chief investment officer of GSV Asset Management, co-founded and previously served as chairman and chief executive officer of ThinkEquity Partners, an asset management and investment banking firm focusing on venture capital, entrepreneurial and emerging companies. Prior to founding ThinkEquity, Mr. Moe served as Head of Global Growth Research at Merrill Lynch and before that served as Head of Growth Research and Strategy at Montgomery Securities. Since 2006, our investment adviser’s senior investment professionals have managed private funds that have invested in, and have published research on, the types of privately-held companies we intend to target for investment. Through our proprietary company evaluation process, including our identification of technology trends and themes and company research, we believe we have developed important insight into identifying and valuing emerging private companies.
•	Disciplined and repeatable investment process. We have established a disciplined process to locate and acquire available shares at attractive valuations by utilizing multiple sources. In contrast to industry “aggregators” that accumulate stock at market prices, we conduct valuation analyses and make acquisitions only when we can invest at valuations that we believe are attractive to our investors. Following this process, we have completed investments in the 29 companies in our portfolio as of May 4, 2012.
•	Deep relationships with significant credibility to source and complete transactions. GSV Asset Management and its senior investment professionals are strategically located in the heart of Silicon Valley in Woodside, California. During the course of over two decades of researching and investing in emerging private companies, our investment adviser’s senior investment professionals have developed strong reputations within the investing community, particularly within technology-related sectors. Our investment adviser’s Advisory Board members and our board of directors have also developed strong relationships in the financial, investing and technology-related sectors.
•	Source of permanent investing capital. As a publicly-traded corporation, we have access to a source of permanent equity capital which we can use to invest in portfolio companies. This permanent equity capital is a significant differentiator from other potential financial sponsor investors that may be required to return capital to stockholders on a defined schedule. We believe that our ability to invest on a long-term time horizon makes us attractive to companies looking for strong, stable owners of their equity.
•	Early mover advantage. We believe we are one of the few publicly traded business development company with a specific focus on investing in rapidly growing venture capital-backed emerging companies. Moreover, we believe we are the only one to focus on acquiring secondary shares as a key component of our strategy. Despite our limited track record, the transactions that we have executed to date since our IPO have helped to establish our reputation with the types of secondary sellers and emerging companies that we target for investment. We have leveraged multiple relationships and channels to acquire the equity of private companies. As we continue to grow our portfolio with attractive investments, we believe that our reputation as a committed partner will be further enhanced, allowing us to source and close investments that would otherwise be unavailable. We believe that these factors collectively differentiate us from other potential investors in private company securities and will potentially enable us to complete equity transactions in top tier private companies at attractive valuations.

Operating and Regulatory Structure

GSV Capital was formed in September 2010 as a Maryland corporation that is an externally managed, non-diversified closed-end management investment company. We completed our initial public offering in April 2011 and have elected to be treated as a business development company under the 1940 Act. As a business development company, we are required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include, among other things, securities of “eligible portfolio companies.” “Eligible portfolio companies” generally include U.S. companies that are not investment companies and that do not have securities listed on a national exchange. If at any time less than 70% of our gross assets are comprised of qualifying assets, including as a result of an increase in the value of any non-qualifying assets or decrease in the value of any qualifying assets, we would generally not be permitted to acquire any additional non-qualifying assets until such time as 70% of our then current gross assets were comprised of qualifying assets. We would not be required, however, to dispose of any non-qualifying assets in such circumstances. See “Regulation as a Business Development Company.” In addition, we intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Code. See “Material U.S. Federal Income Tax Considerations.”

Our investment activities are managed by GSV Asset Management and supervised by our board of directors. GSV Asset Management is an investment adviser registered under the Advisers Act. Under our investment advisory agreement, which we refer to as the Investment Advisory Agreement, we have agreed to pay GSV Asset Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory Agreement.” We have also entered into an administration agreement, which we refer to as the Administration Agreement, under which we have agreed to reimburse GSV Capital Service Company for our allocable portion of overhead and other expenses incurred.

Investment Process

Concentrated Technology-related Focus

During the course of over two decades of researching and investing in non-public companies, we have identified five areas from which we expect to see significant numbers of high-growth companies emerge: new media, communication, alternative energy, education technology, and the consumerization of information technology. These broad markets produce disruptive technologies, reach a large addressable market and provide significant commercial opportunities. Within these areas we have identified broad trends that could create significant positive effects on growth such as globalization, consolidation, branding, convergence and network effects. From within these broad technology themes, we have selected five sub-segments in which we target companies for investment: social-mobile, cloud computing, internet commerce, green technology and education technology. We remain focused on selecting market leaders within the sub-segments we have identified, while continuing to review our pipeline to ensure we are tracking the next phase of leaders.

Investment Targeting and Screening

We identify prospective portfolio companies through an extensive network of relationships developed by our investment professionals, supplemented by the knowledge and relationships of our investment adviser’s Advisory Board and our board of directors. Investment opportunities that fall within our identified themes are validated against the observed behavior of leading venture capitalists and through our own internal and external research. We evaluate potential portfolio companies across a spectrum of criteria, including “the four Ps”, industry positioning and leadership, stage of growth, and several other factors that collectively characterize our proprietary investment process. We typically seek to invest approximately 90% of our portfolio in well-established, late stage companies and the remaining approximately 10% in emerging companies that fit within our targeted areas, where we see the potential for higher returns from early investment. Based on our initial screening, we identify a select set of companies which we evaluate in greater depth.

Research and Due Diligence Process

Once we identify those companies that we believe warrant more in-depth analysis, we focus on their revenue growth, revenue quality and sustainability and earnings growth, as well as other metrics that may be strongly correlated with higher valuations. We also focus on the company’s management team and any significant financial sponsor, the current business model, competitive positioning, regulatory and legal issues, and the quality of any intellectual property. Each prospective portfolio company that passes our initial due diligence review is given a qualitative ranking to allow us to evaluate it against others in our pipeline, and we review and update these companies on a regular basis.

Our due diligence process will vary depending on whether we are investing through a private secondary transaction on a marketplace or with a selling stockholder or by direct equity investment. We access information on our potential investments through a variety of sources, including information made available on secondary marketplaces, publications by private company research firms, industry publications, commissioned analysis by third-party research firms, and, to a limited extent, directly from the company or financial sponsor. We utilize a combination of each of these sources to help us set a target value for the companies we ultimately select for investment.

Portfolio Construction and Sourcing

Upon completion of our research and due diligence process, we select investments for inclusion in our portfolio based on their relative qualitative ranking, fundamentals and valuation. We seek to create a portfolio that we expect will initially include investments in 25 to 35 private companies representing a broad range of investment themes. We generally choose to pursue specific investments based on the availability of shares and valuation expectations. We utilize a combination of secondary marketplaces, direct purchases from stockholders and direct equity investments in order to make investments in our portfolio companies. Once we have established an initial position in a portfolio company, we may choose to increase our stake through subsequent purchases. Maintaining a balanced portfolio is a key to our success, and as a result we constantly evaluate the composition of our investments and our pipeline to ensure we are exposed to a diverse set of companies within our target segments.

Transaction Execution

We negotiate purchase agreements for each of our private company portfolio investments. Private company securities are typically subject to contractual transfer limitations, which may, among other things, give the issuer or its stockholders a particular period of time, often 30 days, in which to exercise a veto right, or a right of first refusal over, the sale of such securities. Accordingly, the purchase agreements we enter into for secondary transactions typically require the lapse or satisfaction of these rights as a condition to closing. Under these circumstances, we are generally required to deposit the purchase price into escrow upon signing with the funds released to the seller at closing or returned to us if the closing conditions are not met.

Risk Management and Monitoring

We monitor the financial trends of each portfolio company to assess our exposure to individual companies as well as to evaluate overall portfolio quality. We establish valuation targets at the portfolio level and for gross and net exposures with respect to specific companies and industries within our overall portfolio. In cases where we make a direct investment in a portfolio company, we may also obtain board positions or board observation rights from that portfolio company in connection with our equity investment. We regularly monitor our portfolio for compliance with the diversification requirements for purposes of maintaining our status as a 1940 Act business development company and a RIC for tax purposes.

Portfolio Overview

At March 31, 2012, our portfolio was invested approximately 57.9% in common shares, 36.4% in preferred shares, 5.6% in structured notes and 0.1% in equity warrants. Such percentages are not inclusive of our holdings in money market funds.

Our ten largest portfolio company investments as of March 31, 2012, based on the combined fair value of the equity and debt securities we hold in each portfolio company, were as follows:

		At March 31, 2012
Portfolio Company	Industry	Cost	Fair Value	% of Net Asset Value
Twitter, Inc.	Social Communication	$12,321,179	$12,113,493	7.24%
Facebook, Inc.	Social Networking	10,472,294	11,200,000	6.69
Chegg, Inc.	Textbook Rental	10,011,443	9,999,996	5.97
Gilt Groupe, Inc.	e-Commerce Flash Sales	5,576,979	5,499,250	3.29
Dropbox, Inc.	Online Storage	5,015,333	4,999,998	2.99
PJB Fund LLC	Social Gaming	4,029,259	4,000,000	2.39
ZocDoc, Inc.	Online Medical Scheduling	3,563,178	3,500,000	2.09
Bloom Energy Corporation	Fuel Cell Energy	2,705,118	2,626,335	1.57
Kno, Inc.	Digital Textbooks	2,476,687	2,455,000	1.46
SharesPost, Inc.	Online Financial Marketplace	2,281,112	2,266,003	1.36
Total		$58,452,582	$58,660,075	35.05%

Set forth below are descriptions of the ten largest portfolio investments as of March 31, 2012:

Twitter, Inc.

Twitter is a social networking company. Twitter is a real-time information network that allows users to send and receive information.

Facebook, Inc.

Facebook is a leading social-networking company. Facebook’s social networking website allows users to create a personal profile, add other users to the network, and exchange messages, photographs and other information that can be shared across a network.

Chegg, Inc.

Chegg is an online textbook rental company with a leading market presence in the online education industry. Chegg has built a social education learning platform that assists students by providing course planning and selection services, textbooks, study materials and homework assistance.

Gilt Groupe, Inc.

Gilt Groupe is an online shopping destination that offers its members access to discounted prices on merchandise, restaurants and vacations.

Dropbox, Inc.

Dropbox is a provider of cloud storage that enables users to store and share files across the internet.

PJB Fund LLC

PJB Fund is a special purpose investment vehicle in which we have made a debt investment that is linked until maturity to the value of Zynga, Inc., a developer of online social games.

ZocDoc, Inc.

ZocDoc is a free online service for patients to find and schedule doctor and dentist appointments.

Bloom Energy Corporation

Bloom Energy Corporation is a provider of solid oxide fuel cell technology that generates power onsite from a wide variety of fuel sources.

Kno, Inc.

Kno is a provider of education software, digital textbooks and social engagement tools for students.

SharesPost, Inc.

SharesPost connects venture-backed private companies and their shareholders with the investment community and provides an online marketplace for such private companies.

Managerial Assistance

As a business development company, we are required to offer, and in some cases may provide and be paid for, significant managerial assistance to portfolio companies. This assistance typically involves monitoring the operations of portfolio companies, participating in their board and management meetings, consulting with and advising their officers and providing other organizational and financial guidance.

Competition

Our primary competitors include specialty finance companies including other crossover funds, public funds investing in private companies and business development companies. Many of these entities have greater financial and managerial resources than we will have. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to Our Business and Structure.”

Employees

While we have executive officers, they receive no direct compensation from us, and we have no direct employees. Our day-to-day investment operations are managed by our investment adviser. In addition, we reimburse GSV Capital Service Company for an allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our chief financial officer and chief compliance officer and any administrative support personnel. See “Investment Advisory Agreement.”

Properties

Our corporate headquarters are located at 2965 Woodside Road, Woodside, California, in the offices of GSV Capital Service Company. We do not own or lease any office space directly; however, we will pay a portion of the rent as allocated to us by GSV Capital Service Company. Our office facilities are suitable and adequate for our business as it is presently conducted.

Legal Proceedings

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2012 for each portfolio company in which we had an investment. The general terms of our investments are described in “Business — Investment Process.” Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance we may provide upon request and the board observer or participation rights we may receive in connection with our investment. We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the 1940 Act, other than as indicated in the table below. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned more than 5% of its voting securities.

Name and Address of Portfolio Company	Industry	Investment	Percentage of Class Held(1)	Number of Shares Held	Cost(2)	Fair Value(3)
AltEgo, LLC 2901 28th Street Suite 270 Santa Monica, CA 90405	Social Media Online Gaming	Preferred shares, Series B-2	11.23	500,000	$510,473	$500,000
AlwaysOn, LLC 636 Southdale Way Woodside, CA 94062	Social Media	Structured Note, 10%, due 1/9/2013 and Warrant	n/a	n/a	250,000	250,000
Bloom Energy Corporation 1299 Orleans Drive Sunnyvale, CA 94089	Green Technology	Common Stock	*	141,389	2,705,118	2,626,335
Chegg, Inc. 4655 Old Ironsides Road Suite 100 Santa Clara, CA 95054	Education Technology	Common Stock	4.22	774,193	6,003,694	5,999,996
		Preferred shares, Series F	*	500,000	4,007,749	4,000,000
					10,011,443	9,999,996
Control4 Corporation 11734 South Election Road Salt Lake City, UT 84020	Home Automation	Common Stock	26.11	666,667	1,035,961	1,000,000
CUX, Inc. 4900 Ritter Road Suite 103 Mechanicsburg, PA 17055	Corporate Education	Preferred shares, Series C	27.27	246,305	2,000,000	2,000,000
DreamBox Learning, Inc. 305 108th Ave NE Second floor Bellevue, WA 98004	Education Technology	Preferred shares, Series A-1	6.82	3,579,610	758,017	750,000
Dropbox, Inc. 760 Market Street #1150 San Francisco, CA 94102	Education Technology	Preferred shares, Series A	*	552,486	5,015,333	4,999,998
Facebook, Inc. 1601 S. California Ave. Palo Alto, CA 94304	Social-mobile	Common Stock, Class B	*	350,000	10,472,294	11,200,000
Gilt Groupe, Inc. 40 West 20th Street 7th Floor New York, NY 10011	eCommerce	Common Stock	*	203,100	5,576,979	5,499,250
Grockit, Inc. 500 Third Street Suite 260 San Francisco, CA 94107	Online Test Preparation	Preferred shares, Series A	9.19	2,728,252	2,005,945	2,000,000

Name and Address of Portfolio Company	Industry	Investment	Percentage of Class Held(1)	Number of Shares Held	Cost(2)	Fair Value(3)
Groupon 600 W Chicago Ave. Suite 620 Chicago, IL 60654	eCommerce	Common Stock	*	80,000	$2,128,585	$1,367,472
Kno, Inc. 5155 Old Ironsides Drive Santa Clara, CA 95054	Education Technology	Preferred shares, Series C	1.25	440,313	2,262,006	2,250,000
		Common Stock	3.75	50,000	214,681	205,000
					2,476,687	2,455,000
Maven Research, Inc. 505 Montgomery Street 11th floor San Francisco, CA 94111	Social Media Online Gaming	Preferred shares, Series B	8.29	49,505	217,206	200,000
PJB Fund LLC 615 South Dupont Hwy Dover, DE 19901	Special Purpose Investment Vehicle	Unsecured Promissory Note	n/a	n/a	4,029,259	4,000,000
Serious Energy, Inc. 1250 Elko Drive Sunnyvale, CA 94089	Green Technology	Common Stock	1.45	178,095	739,130	712,380
SharesPost, Inc. 1250 Bayhill Drive Suite 380 San Bruno, CA 94066	Financial Services	Series B Preferred Stock Common Warrants	4.78 32.74	1,771,653 770,934	2,257,984 23,128	2,256,752 9,251
					2,281,112	2,266,003
Silver Spring Networks, Inc. 555 Broadway Street Redwood City, CA 94063	Green Technology	Common Stock	*	110,143	1,155,271	1,101,430
StormWind, LLC 16624 North 90th Street Scottsdale, AZ 85260	Electronic Marketing and Business Services	Preferred shares, Series B	10.0	3,279,629	2,019,687	2,000,000
The Echo System Corp. 1133 Broadway Suite 1420 New York, NY 10010	Social Analytics	Preferred shares, Series A	26.79	512,365	1,436,404	1,639,568
		Preferred Warrants	100.00	68,359	75,988	75,988
					1,512,392	1,715,556
The rSmart Group, Inc. 1375 N. Scottsdale Rd. Suite 480 Scottsdale, AZ 85257	Higher Education Learning Platform	Preferred shares, Series B	8.71	1,201,923	1,264,927	1,250,000
TrueCar, Inc. 225 Santa Monica Blvd, 12th Floor Santa Monica, CA 90401	eCommerce	Common Stock	*	377,358	2,014,863	1,999,997
Twitter, Inc. 795 Folsom Street, Suite 600 San Francisco, CA 94107	Social-mobile	Common Stock	*	735,600	12,321,179	12,113,493
ZocDoc Inc. 70 Lafayette Street 3rd floor New York, NY 10013	Electronic Marketing and Business Services	Preferred shares	*	200,000	3,563,178	3,500,000

Name and Address of Portfolio Company	Industry	Investment	Percentage of Class Held(1)	Number of Shares Held	Cost(2)	Fair Value(3)
ZoomSystems 22 Fourth Street, Suite 1600 San Francisco, CA 94133	Automated Retail	Series A Preferred Stock	*	1,250,000	$260,476	$250,000
Total					$76,325,515	$75,756,910

*	Represents less than 1% of the class held.
(1)	Information regarding percentage of class held is based on information available to us with respect to the capitalization and capital structure of the company. There can be no assurance that such information is complete or accurate.
(2)	Amounts include transaction fees and costs.
(3)	Fair value was determined in good faith by our board of directors as of March 31, 2012.

From March 31, 2012 through May 4, 2012, we closed on investments of $45,410,790, plus transaction costs, to increase our holdings in Bloom Energy Corporation, Control4 Corporation, Twitter, Inc. and Silver Spring Networks, Inc., as well as to make new investments in five private companies, Fullbridge, Inc., Global Education Learning (Holdings) Ltd., Top Hat, Inc. and Violin Memory, Inc.

Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5% of the fair value of our investment portfolio as of March 31, 2012.

Chegg, Inc.

Chegg is an online textbook rental company with a leading market presence in the online education industry. Chegg has built a social education learning platform that assists students by providing course planning and selection services, textbooks, study materials and homework assistance.

Facebook, Inc.

Facebook is a leading social-networking company. Facebook’s social networking website allows users to create a personal profile, add other users to the network, and exchange messages, photographs and other information that can be shared across a network.

Twitter, Inc.

Twitter is a social networking company. Twitter is a real-time information network that allows users to send and receive information.

MANAGEMENT

Our board of directors oversees our management. The board of directors currently consists of five members, three of whom are not “interested persons” of GSV Capital as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our board of directors elects our officers, who serve at the discretion of the board of directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The board of directors has also established an audit committee, a nominating and corporate governance committee and a valuation committee, and may establish additional committees in the future.

Board of Directors and Executive Officers

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Michael T. Moe	49	President, Chief Executive Officer and Chairman of the Board of Directors	2010	2012
Mark D. Klein	50	Director	2011	2014
Independent Directors
Leonard A. Potter	50	Director	2011	2013
Mark W. Flynn	56	Director	2011	2012
R. David Spreng	50	Director	2011	2014

The address for each of our directors is 2965 Woodside Road, Woodside, California 94062.

Executive Officers Who Are Not Directors

Name	Age	Position	Executive Officer Since
Paul D. Lapping	49	Chief Operating Officer	2011
Stephen D. Bard	52	Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary	2011

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors

Mr. Moe is an “interested person” of GSV Capital as defined in the 1940 Act due to his positions as president, chief executive officer and chairman of the board of directors of GSV Capital and as a principal and chief investment officer of GSV Asset Management, GSV Capital’s investment adviser. Mr. Klein is an interested person due to his financial relationship as a consultant with GSV Capital’s investment adviser, GSV Asset Management.

Michael T. Moe has served as our president and chief executive officer and chairman of our board of directors since 2010 and is primarily responsible for overall investment strategies and portfolio management. In addition, Mr. Moe has served as co-founder, chief executive officer and chief investment officer of GSV Asset Management since 2010. Mr. Moe also co-founded GSV Media, a research firm focused on non-public rapidly-growing companies, in 2009. Mr. Moe previously co-founded and served as chairman and chief executive officer of ThinkEquity Partners, an investment banking firm focusing on venture capital, entrepreneurial and emerging private companies, from 2001 to 2008. Prior to founding ThinkEquity, Mr. Moe served as head of Global Growth Research at Merrill Lynch from 1998 to 2001, and before that served as head of Growth Research and Strategy at Montgomery Securities from 1995 to 1998. In 2006, Mr. Moe published his critically acclaimed book Finding the Next Starbucks: How to Identify and Invest in the Hot Stocks of Tomorrow (Penguin/Portfolio Books, 2006). Mr. Moe is currently a member of the board of directors of SharesPost, a private secondary market, and ePals, the worlds largest K-12 social learning network. He is also a member of the Advisory Board of Institutional Venture Partners (IVP). Mr. Moe earned his BA in Political Science and Economics at the University of Minnesota and is a CFA charter holder. Our board of directors has concluded that Mr. Moe’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives the board of directors valuable industry-specific knowledge and expertise on these and other matters, and that therefore he is qualified to serve as a member of our board of directors.

Mark D. Klein has served as a member of our board of directors since 2011. Mr. Klein also served as a director of New University Holdings Corp., a capital pool company listed on the TSX Venture Exchange, since its inception in 2010 through August 2011, when NUH merged with ePals, Inc., the world’s largest K-12 learning network provider. In addition, from April 2010 until May 2011, Mr. Klein served as the Chief Executive Officer, President and a Director of 57th Street General Acquisition Corp, a special purpose acquisition company, until it completed a merger with Crumbs Bake Shop. Mr. Klein continues to serve as a Director of Crumbs. Between 2007 and 2009, Mr. Klein served as the Chief Executive Officer, President and a Director of Alternative Asset Management Acquisition Corporation, a special purpose acquisition company he helped form in 2007, and which completed a merger with Great American Group LLC. Mr. Klein continues to serve on the Board of Directors of Great American Group. From 2007 until 2008, Mr. Klein served as the Chief Executive Officer of Hanover Group US LLC, an indirect US subsidiary of the Hanover Group. Prior to joining Hanover in 2007, Mr. Klein served as Chairman of Ladenburg Thalmann & Co. Inc. From March 2005 to September 2006, he was Chief Executive Officer and President of Ladenburg Thalmann Financial Services, Inc., the parent of Ladenburg Thalmann & Co. Inc., and Chief Executive Officer of Ladenburg Thalmann Asset Management Inc., a subsidiary of Ladenburg Financial Services, Inc. Prior to joining Ladenburg Thalmann, from June 2000 to March 2005, Mr. Klein served as the Chief Executive Officer and President of NBGI Asset Management, Inc. and NBGI Securities, which were the US subsidiaries of the National Bank of Greece. Mr. Klein has been a registered representative at Ladenburg Thalmann & Co. Inc. since 2005, and a portfolio manager of the LTAM Titan Fund, a fund of funds hedge fund, since 2004. Mr. Klein is also a Managing Member and Majority Partner of M. Klein & Company, LLC, which owns the Klein Group, LLC, a registered broker dealer. Mr. Klein also maintains registration with the Klein Group, LLC as a registered representative and Principal. Mr. Klein is a graduate of the J.L. Kellogg Graduate School of Management at Northwestern University, with a Masters of Management Degree, and also received a Bachelors of Business Administration Degree with high distinction from Emory University. Our board of directors has concluded that Mr. Klein’s extensive familiarity with the financial and investment banking industries and experience as a director of other publicly-traded companies provides our board of directors with valuable insight and perspective, and that therefore he is qualified to serve as a member of our board of directors.

Independent Directors

The following directors are not “interested persons” of GSV Capital, as defined in the 1940 Act.

Leonard A. Potter has served as a member of our board of directors since 2011. Mr. Potter is currently the President of a private family investment office. From August 2009 through August 2011, Mr. Potter served as the Chief Investment Officer of Salt Creek Hospitality, a private acquirer and owner of hospitality related assets. From December 2002 through July 2009, Mr. Potter was a Managing Director — Soros Private Equity at Soros Fund Management LLC (“SFM”) where, from May 2005 through July 2009, Mr. Potter served as co-head of the Private Equity group and a member of the Private Equity Investment Committee. From September 1998 until joining SFM in 2002, Mr. Potter was a Managing Director of Alpine Consolidated LLC, a private merchant bank, and from April 1996 through September 1998, Mr. Potter founded and served as a Managing Director of Capstone Partners LLC, a private merchant bank. Prior to founding Capstone Partners, Mr. Potter was an attorney specializing in mergers, acquisitions and corporate finance at Morgan, Lewis &

Bockius and Willkie Farr & Gallagher. Mr. Potter is currently a member of the board of directors of Solar Senior Capital, Ltd. (“SUNS”), Solar Capital Ltd. (“SLRC”) and GSV Capital, each a business development company, and 57th Street General Acquisition Corp., the owner of Crumbs Holdings LLC (“CRMB”), and has previously served as a board member of several other public companies. He also serves on the boards of three private companies, including Hilton Worldwide. Mr. Potter has a B.A. from Brandeis University and a J.D. from the Fordham University School of Law. Our board of directors has concluded that Mr. Potter’s experience practicing as a corporate lawyer provides valuable insight to the board of directors on regulatory and risk management issues, and that his tenure in private equity investments and service as a director of both public and private companies provides industry-specific knowledge and expertise to our board of directors, and that therefore he is qualified to serve as a member of our board of directors.

Mark W. Flynn has served as a member of our board of directors since 2011. Mr. Flynn has managed Trilogy Capital Partners, a Menlo Park California based private investment firm, since its formation in 1997. Prior to forming Trilogy, Mr. Flynn worked in various capacities in the investment banking groups at Salomon Brothers and Volpe, Brown & Whelan. During his investment-banking career Mr. Flynn primarily worked with technology and health care companies. At Salomon Brothers, he was responsible for the Global Software and Internet investment banking activities. Previously Mr. Flynn worked for Arthur Young and Company in the High Technology practice. Mr. Flynn previously served as a regent at St. John’s University and as chairman of The Preserve Company. He was also a member of the board of directors of the DAPER Fund at Stanford University as well as a number of privately held companies. He is a graduate of Saint John’s University in Collegeville, Minnesota and received an MBA from Harvard Business School. Our board of directors has concluded that Mr. Flynn’s extensive familiarity with the financial and investment management industries and experience evaluating technology-related companies provides our board of directors with valuable insight and perspective, and that therefore he is qualified to serve as a member of our board of directors.

R. David Spreng has served as a member of our board of directors since 2011. Mr. Spreng is the founder and has served as managing general partner of Crescendo Ventures, a venture capital firm, since its formation in 1998. Mr. Spreng has been active in the formation and development of nearly 50 technology companies, 17 of which have completed initial public offerings. Mr. Spreng has been a participant and a panelist at the World Economic Forum’s annual meeting in Davos, Switzerland, and is a member of the World Economic Forum’s Technology Pioneers selection committee and on the World Economic Forum’s Steering Committee for Entrepreneurship and Successful Growth Strategies. Mr. Spreng also presently sits on the Advisory Board of the Silicon Valley Executive Network, is a member of the Silicon Valley Leadership Group and previously served as a member of the board of, and chairman of the Government Affairs Committee of, the National Venture Capital Association (NVCA). Mr. Spreng currently serves on the board of directors of a number of private technology-focused companies. In addition, Mr. Spreng previously served on the board of directors of Compellent Technologies, a publicly-traded provider of enterprise-class network solutions, from 2006 to 2011, prior to its acquisition by Dell. Mr. Spreng has previously been named as a defendant in several cases arising out of his service as a member of the board of directors of three public companies. Mr. Spreng is a graduate, with distinction, of the University of Minnesota. Our board of directors has concluded that Mr. Spreng’s extensive familiarity with the venture capital industry and experience as a director of other publicly traded companies, provides our board of directors with valuable insight and perspective, and that therefore he is qualified to serve as a member of our board of directors.

Executive Officers Who Are Not Directors

Paul D. Lapping has served as our chief operating officer since 2011. Mr. Lapping served as a director and chief financial officer of New University Holdings Corp., a capital pool company listed on the TSX Venture Exchange, from its inception in 2010 through its merger with ePals, Inc., the world’s largest K-12 learning network provider, in August 2011. Mr. Lapping also served as the chief financial officer, treasurer, secretary and a director of 57th Street General Acquisition Corp., a special purpose acquisition company, from its inception in 2009 through its merger with Crumbs Holdings LLC, the largest US-based retailer of cupcakes, in May 2011. Between 2007 and 2009, Mr. Lapping served as the chief financial officer, treasurer and secretary of Alternative Asset Management Acquisition Corp., a special purpose acquisition company which completed a merger with Great American Group LLC. From 2003 to 2006, Mr. Lapping served as the president of Lapping Investments, LLC, a personal investment fund. From 2000 to 2003, Mr. Lapping served as a general partner of Minotaur Partners II, L.P., a private investment partnership Mr. Lapping formed to invest equity in small and middle-market companies. From 1995 to 2002, Mr. Lapping was a general partner of Merchant Partners, LP, a private investment partnership focused on direct marketing, business and consumer services companies. Prior to forming Merchant Partners, Mr. Lapping served in various corporate development roles with Montgomery Ward Holding Corp., a retail, catalog, direct marketing and home shopping company, from 1991 to 1995 and Farley Industries, Inc., a management company providing services to Farley Inc., a private investment fund holding company, and its related entities including Fruit of the Loom, Inc., Farley Metals, Inc., Acme Boot Company and West Point-Pepperell, Inc., from 1988 to 1991. Mr. Lapping also served in various positions with Golder, Thoma and Cressey, a private equity firm and with the merger and acquisition group of Salomon Brothers Inc. Mr. Lapping received a Bachelor of Science from the University of Illinois and a Masters of Management Degree from the Kellogg School of Business at Northwestern University.

Stephen D. Bard has served as our chief financial officer, chief compliance officer, treasurer and corporate secretary since 2011. In addition, Mr. Bard has served as a principal and managing member of GSV Asset Management since 2010. Mr. Bard co-founded GSV Asset Management in 2010, and he is the firm’s chief operating officer. From 2001 to 2009, Mr. Bard served as chief operating officer and a member of the board of directors of Fuller & Thaler Asset Management (“Fuller & Thaler”), an institutional investment firm. As chief operating officer of Fuller & Thaler, Mr. Bard built out and managed the firm’s non-investment team and infrastructure. From 1998 to 2001, Mr. Bard managed the West Coast for Fidelity Management Trust Company (now Pyramis Global Advisors). Mr. Bard has also held senior consultant and business development roles at Hewitt Associates from 1988 to 1996 and New York Life Investment Management from 1996 to 1998. Mr. Bard is currently a trustee of the Crystal Springs Uplands School and a board member of the CFA Society of San Francisco, where he chairs the Investment Committee. Mr. Bard’s other board and committee service includes work with Purisima West Funds, the Hillsborough Schools Foundation, The Olympic Club Investment & Endowment Committee and Blue Chip Exec. Mr. Bard earned his BS from Duke University and his MBA from the University of California, Berkeley. Mr. Bard is also a CFA charter holder.

Board Leadership Structure

Our board of directors monitors and performs an oversight role with respect to the business and affairs of GSV Capital, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to GSV Capital. Among other things, our board of directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

Under GSV Capital’s bylaws, our board of directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board. We do not have a fixed policy as to whether the chairman of the board should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of GSV Capital and its stockholders at such times.

Presently, Mr. Moe serves as the chairman of our board of directors. Mr. Moe is an “interested person” of GSV Capital as defined in Section 2(a)(19) of the 1940 Act because he is on the investment committee of our investment adviser and is co-founder, chief executive officer and chief investment officer of our investment adviser and the managing member of our administrator. Mr. Moe’s history with the GSV Asset Management, familiarity with GSV Asset Management’s investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of our board of directors. Our view is that GSV Capital is best served through this existing leadership structure, as Mr. Moe’s relationship with GSV Capital’s investment adviser provides an effective bridge and encourages an open dialogue between management and the board of directors, ensuring that both groups act with a common purpose.

Our board of directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit, valuation and nominating and corporate governance committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet GSV Capital’s needs.

Board’s Role In Risk Oversight

Our board of directors performs its risk oversight function primarily through (a) its three standing committees, which report to the entire board of directors and are comprised solely of independent directors, and (b) active monitoring of our chief compliance officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the audit committee, nominating and corporate governance committee and valuation committee assist the board of directors in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities include overseeing GSV Capital’s accounting and financial reporting processes, GSV Capital’s systems of internal controls regarding finance and accounting, and audits of GSV Capital’s financial statements. The nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management. The valuation committee’s risk oversight responsibilities include establishing guidelines and making recommendations to our board of directors regarding the valuation of our investments.

Our board of directors also performs its risk oversight responsibilities with the assistance of the chief compliance officer. The board of directors will annually review a written report from the chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of GSV Capital and its service providers. The chief compliance officer’s annual report will address, at a minimum, (a) the operation of the compliance policies and procedures of GSV Capital and its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee our compliance activities and risks. In addition, the chief compliance officer will meet separately in executive session with the independent directors at least once each year.

Our board’s role in risk oversight is effective, and appropriate given the extensive regulation to which we are already subject as a business development company. As a business development company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our gross assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which the board administers its oversight function on an ongoing basis to ensure that they continue to meet GSV Capital’s needs.

Committees of the Board of Directors

An audit committee, a nominating and corporate governance committee and a valuation committee have been established by our board of directors. During 2011, our board of directors held five board meetings, three audit committee meetings, two valuation committee meetings and no nominating and corporate governance meetings. All directors attended at least 75% of the aggregate number of meetings of our board of directors and of the respective committees on which they served. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders.

Audit Committee

The audit committee operates pursuant to a charter approved by our board of directors, which sets forth the responsibilities of the audit committee. The audit committee’s responsibilities include selecting the independent registered public accounting firm for GSV Capital, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of GSV Capital’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing GSV Capital’s annual financial statements and periodic filings and receiving GSV Capital’s audit reports and financial statements. The audit committee is currently composed of Messrs. Potter, Flynn and Spreng, all of whom are considered independent under the rules of the NASDAQ Capital Market and are not “interested persons” of GSV Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Flynn serves as chairman of the audit committee. Our board of directors has determined that Mr. Flynn is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Mr. Flynn meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee operates pursuant to a charter approved by our board of directors. The members of the nominating and corporate governance committee are Messrs. Potter, Flynn and Spreng, all of whom are considered independent under the rules of the NASDAQ Capital Market and are not “interested persons” of GSV Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Potter serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board of directors or a committee thereof, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. The nominating and corporate governance committee currently does not consider nominees recommended by our stockholders.

The nominating and corporate governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the board of directors, GSV Capital and its stockholders. In considering possible candidates for election as a director, the nominating committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of high character and integrity;
•	are accomplished in their respective fields, with superior credentials and recognition;
•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;
•	have sufficient time available to devote to the affairs of GSV Capital;
•	are able to work with the other members of the board of directors and contribute to the success of GSV Capital;
•	can represent the long-term interests of GSV Capital’s stockholders as a whole; and
•	are selected such that the board of directors represents a range of backgrounds and experience.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of the board of directors as a whole. The nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the board of directors, when identifying and recommending director nominees. The nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the nominating and corporate governance committee’s goal of creating a board of directors that best serves the needs of GSV Capital and the interests of its shareholders.

Valuation Committee

The valuation committee establishes guidelines and makes recommendations to our board of directors regarding the valuation of our investments. The board of directors and valuation committee utilize the services of nationally recognized third-party valuation firms to help determine the fair value of our securities that are not publicly traded and for which there are no readily available market quotations including securities, that while listed on a private securities exchange, have not actively traded. The valuation committee is presently composed of Messrs. Potter, Flynn and Spreng, all of whom are considered independent under the rules of the NASDAQ Capital Market and are not “interested persons” of GSV Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Spreng serves as chairman of the valuation committee.

Compensation Committee

We do not have a compensation committee because our executive officers do not receive any direct compensation from us.

Compensation of Directors

The following table sets forth compensation of the Company’s directors for the year ended December 31, 2011.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
Michael T. Moe	—	—	—
Mark D. Klein	—	—	—
Independent Directors
Leonard A. Potter	$41,250	—	$41,250
Mark W. Flynn	$45,000	—	$45,000
R. David Spreng	$41,250	—	$41,250

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Our independent directors currently receive an annual fee of $80,000. They also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board and committee meeting attended in person. In addition, the chairman of the audit committee receives an annual fee of $10,000 and each chairman of any other committee receives an annual fee of $5,000 for their additional services, if any, in these capacities. No compensation is paid to directors who are “interested persons” of GSV Capital, as such term is defined in Section 2(a)(19) of the 1940 Act.

Compensation of Executive Officers

None of our officers receives direct compensation from GSV Capital. However, Messrs. Moe and Bard, through their financial interests in GSV Asset Management, are entitled to a portion of any investment advisory fees paid by GSV Capital to GSV Asset Management under the Investment Advisory Agreement. The compensation of our finance, compliance, operations and administrative staff is paid by our administrator, GSV Capital Service Company, subject to reimbursement by us of an allocable portion of such compensation for services rendered to GSV Capital. During 2011, we reimbursed GSV Capital Service Company approximately $230,000 for the allocable portion of compensation expenses incurred by GSV Capital Service Company on our behalf for our finance, compliance, operations and administrative staff, pursuant to our Administration Agreement. The Investment Advisory Agreement is required to be reapproved within two years of its effective date, and thereafter on an annual basis, by our board of directors, including a majority of our directors who are not parties to such agreement or who are not “interested persons” of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. Under Section 2(a)(19), interested persons generally include, among others, our investment adviser, any principal underwriter to us, and any affiliates thereof, as well as any partner or employee of our legal counsel, and any person who has engaged in portfolio transactions for us, or who has loaned us money or property within the previous six months. See “Investment Advisory Agreement.”

Indemnification Agreements

We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that GSV Capital shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our investment adviser, GSV Asset Management, and its investment committee, composed of Messrs. Moe, Bard, Pampoulov and Hanson. For more information regarding the business experience of Messrs. Moe and Bard, see “Management — Board of Directors and Executive Officers.” Biographical information for Messrs. Pampoulov and Hanson are set forth below. GSV Asset Management’s investment committee must approve each new investment that we make. Messrs. Moe, Bard, Pampoulov and Hanson are not employed by us, and receive no compensation from us in connection with their portfolio management activities. However, Messrs. Moe, Bard, Pampoulov and Hanson, through their financial interests in GSV Asset Management, are entitled to a portion of any investment advisory fees paid by GSV Capital to GSV Asset Management.

Investment Personnel

Our investment adviser is led by Michael T. Moe, our president and chief executive officer, chairman of our board of directors and co-founder, chief executive officer and chief investment officer of GSV Asset Management, Stephen D. Bard, our chief financial officer, chief compliance officer, treasurer and corporate secretary and co-founder and chief operating officer of GSV Asset Management, Luben Pampoulov, co-founder, co-portfolio manager and managing director of GSV Asset Management and Matthew Hanson, managing director of GSV Asset Management. Messrs. Moe, Bard, Pampoulov and Hanson are assisted by Paul Lapping, our chief operating officer. We consider Messrs. Moe, Bard, Pampoulov and Hanson, who are the members of our investment adviser’s investment committee, to be our portfolio managers.

Our portfolio managers are currently providing management and advisory services to the following other entities:

Name	Entity	Investment Focus	Total Assets(1)
GSV X Fund	private fund	global long/short absolute return fund	$518,009

(1)	Total assets are calculated as of March 30, 2012. GSV X Fund, which was founded in September 2009, currently remains in its incubation stage.

The table below shows the dollar range of shares of our common stock beneficially owned by each of our portfolio managers as of May 4, 2012.

Name of Portfolio Manager	Dollar Range of Equity Securities in GSV Capital(1)(2)
Michael T. Moe	$1 – $10,000
Stephen D. Bard	Over $1,000,000
Luben Pampoulov	None
Matthew Hanson	None

(1)	The dollar range of equity securities beneficially owned in us is based on a price per share of our common stock of $19.71, the highest reported sale price of our common stock on the NASDAQ Capital Market on May 4, 2012.
(2)	The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or Over $1,000,000.

The following information pertains to the members of GSV Asset Management’s investment team who are not executive officers of GSV Capital Corp.:

Luben Pampoulov is a co-founder and has served as co-portfolio manager of GSV Asset Management since 2010. Mr. Pampoulov also co-founded GSV Media, a research firm focused on private rapidly-growing companies, in 2009. Prior to joining GSV Asset Management, Mr. Pampoulov served as an analyst and co-portfolio manager at ThinkEquity Partners from 2006 to 2008. Mr. Pampoulov earned his BA from UCLA in 2006.

Matthew Hanson joined GSV Asset Management as a New York-based Partner in 2012. Prior to joining GSV Asset Management, Mr. Hanson served as Head of Corporate Finance for ThinkEquity Partners, where he worked from 2005 to 2011. From 2003 to 2004, Mr. Hanson was an investment banker in the Global Corporate & Investment Banking Division at Banc of America Securities, LLC, and was a financial analyst at Goldman, Sachs & Co., from 2001 to 2003. Mr. Hanson earned his BA in Economics (General Honors) from the University of Chicago in 2001. Mr. Hanson is a CFA charterholder, holds FINRA Series 24, 79, 7 and 66 licenses, and is a member of the New York Society of Securities Analysts and the Manhattan Institute Young Leaders Circle.

Compensation

None of the members of GSV Asset Management’s investment team receive any direct compensation from us in connection with the management of our portfolio. Messrs. Moe, Bard, Pampoulov and Hanson, through their financial interests in GSV Asset Management, are entitled to a portion of any profits earned by GSV Asset Management, which includes any fees payable to GSV Asset Management under the terms of our Investment Advisory Agreement, less expenses incurred by GSV Asset Management in performing its services under our Investment Advisory Agreement. The compensation paid by GSV Asset Management to its other investment personnel includes: (i) annual base salary; (ii) annual cash bonus; (iii) portfolio-based performance award; and (iv) individual performance award and/or individual performance bonus.

Advisory Board to GSV Asset Management

GSV Asset Management has access to an Advisory Board that consists of investment professionals with extensive experience within the financial, investing and technology-related sectors. None of the members of the Advisory Board will be compensated by us. Set forth below are the current members of our investment adviser’s Advisory Board.

Scott A. Bedford founded Peninsula Capital Management, Inc. in 1989 and serves as the firm’s President, Chief Investment Officer and the lead Portfolio Manager of Peninsula Master Fund, Ltd. Prior to Peninsula, Mr. Bedford was a General Partner of Volpe Welty & Co. He also was Vice President in Institutional Sales in the investment banking department of L.F. Rothschild, Unterberg, Towbin. Mr. Bedford has a B.S. in Finance from California State University, Chico.

Todd Bradley has been executive vice president of Personal Systems Group worldwide at Hewlett-Packard Co., since June 2005. Mr. Bradley also serves as a member of HP’s Executive Council. He served as Chief Executive Officer of the Solutions Group of Palm Inc., since June 2002. Mr. Bradley served as the Chief Executive Officer of Palm, and also served as its President since April 30, 2004 and its Advisor since 2005. He served as the President and the Chief Operating Officer of the Solutions Group since May 2002. From June 2001 to May 2002, Mr. Bradley served as an Executive Vice President and the Chief Operating Officer of the Solutions Group. From September 1998 to January 2001, Mr. Bradley held an Executive positions at Gateway Corporation, serving most recently as a Senior Vice President of Consumer and Executive Vice President of global operations. From February 1997 to September 1998, he served as the President and the Chief Executive Officer of Transport International Pool, a GE Capital Services company that is a global transportation equipment leasing and rental business. From September 1993 to February 1997, Mr. Bradley was with Dun & Bradstreet, most recently serving as the President of NCH Promotional Services, a Dun & Bradstreet subsidiary. Mr. Bradley previously held various management positions within logistics, production and quality control at Federal Express Corporation and the Miller Brewing Company. He has been Director of LiveOps Inc. since January 30, 2008. He serves as Director of Challenger Capital Group, Ltd. He served as a Director of Palm since July 2002. Mr. Bradley also serves on the Advisory Boards of the Consumer Electronics Association of America and Sonic Wall Corporation. He serves as a Trustee of the American Film Institute. He is a member of the University of Maryland’s Board of Visitors. Mr. Bradley holds a Bachelor of Science degree in Business Administration from Towson State University.

William V. Campbell has been a director of Intuit since 1994 and chairman of its board since 1998. Mr. Campbell served as Intuit’s president and chief executive officer from 1994 to 1998 and was acting chief executive officer from 1999 to 2000. Mr. Campbell has been a member of the board of directors of Apple, Inc., since 1997, where he presently co-chairs the audit committee. For the three years before joining Intuit, Mr. Campbell was the president and chief executive officer of GO Corp., a pen-based computing software company. Previously, he founded and served as president and chief executive officer of Claris Corp., which was purchased by Apple Computer Inc. in 1990. Mr. Campbell also serves as an advisor to Google and Twitter and is a past advisor to Amazon. Before entering the technology industry, Campbell was the head football coach at Columbia University for six years, and has been chairman of Columbia University’s board of trustees since 2005. He is also a director of the National Football Foundation / College Football Hall of Fame. Mr. Campbell holds a Bachelor of Arts in Economics and a Masters of Science from Columbia University.

Robert E. Grady is a managing director and partner at Cheyenne Capital Fund, L.P. He joined the firm in 2009 and has 17 years of experience in private equity. Prior to joining the firm, he was a partner and member of Management Committee of The Carlyle Group for nine years from 2000 through 2009. Mr. Grady joined Carlyle in 2000 as Global Head of Venture Capital and served as a Member of Carlyle’s Management Committee. At Carlyle, Mr. Grady served as the global coordinator of venture and growth capital (which had $5 billion in assets under management), Chairman and Fund Head of Carlyle Venture Partners I, II, and III, and on the investment committees of Carlyle Venture Partners, Carlyle Asia Growth Partners, and Carlyle Europe Technology Partners. He focused on investments in the technology and business services sectors and was based in San Francisco. Mr. Grady was the Managing Partner and Chairman of Carlyle Venture Partners. Mr. Grady is on the Board of Directors of The Carlyle Group’s portfolio companies including: Secure Elements Inc, eScreen, The Health Central Network, Choice Media, Keen.com, Panasas Inc., Verari Systems Inc., USBX Inc., Viator, Inc., Eleutian Technology, Symbio, and Wall Street Institute, as well as Maxim Integrated Products. He has been a Director of The Symbio Group since 19 August, 2008. Mr. Grady serves on the Investment Committees of CVP, Carlyle Asia Growth Partners, and Carlyle Europe Technology Partners. He is the Chairman of Resources for the Future, is a Member of Advisory Board of RBC Venture Partners and Strategic Technology Fund and the National Commission on Energy Policy, and a Trustee of Environmental Defense. He is also a Director of Stifel Financial Corp. since August 3, 2010. Mr. Grady serves on the Boards of Directors of the Environmental Defense Fund, TechNet, Asia America Multi-Industry Association, the Jackson Hole Land Trust, and the Pardee RAND Graduate School. He is a Member of the Council on Foreign Relations. Mr. Grady was appointed by President George H.W. Bush to be a Member of Advisory Committee on Trade and Policy Negotiations and by the Administrator of NASA to be a Member of the NASA Advisory Council’s Task Force on the cost and management of the International Space Station. Prior to this, he served in the White House from 1989 to 1993 as a Deputy Assistant to President George H.W. Bush and as an Executive Associate Director of the Office of Management and Budget. Mr. Grady received a B.A. from Harvard College and an M.B.A. from the Stanford Graduate School of Business.

Marc B. Mazur is the Chairman of Elsworthy Capital Management Ltd. a London based European Equity Long/Short hedge fund. Mr. Mazur was previously the CEO of Brevan Howard U.S. Asset Management, the U.S. arm of Europe's largest hedge fund. His experience includes management positions at Salomon Brothers, Swiss Bank Corporation and Goldman Sachs, where he was responsible for businesses in the international fixed income and credit areas. Mr. Mazur has been a Senior Advisor to both Tsinghua Venture Capital Company and Think Equity Partners LLC. In 1998, Mr. Mazur was named Vice President for strategic business development at CareInsite (subsequently acquired by WebMD). He has been an advisor to leading private equity firms and serves on a number of private company boards. He is currently a member of the board of Fibrocell Science Inc (FCSC). He has also been an active angel and venture investor. Mr. Mazur’s non-profit board affiliations include the executive committee of the Columbia College Alumni Association, The Jed Foundation which works to prevent college suicide, East Palo Alto-based College Track which provides educational and mentoring support for economically challenged youth in the San Francisco Bay Area as well as New Orleans and Aurora, CO, and the National Association on Drug Abuse Problems.

INVESTMENT ADVISORY AGREEMENT

Management Services

GSV Asset Management serves as our investment adviser. GSV Asset Management is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, GSV Asset Management manages the day-to-day operations of, and provide investment advisory services to, GSV Capital. Under the terms of the Investment Advisory Agreement, GSV Asset Management:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	determines what securities we will purchase, retain or sell;
•	identifies, evaluates and negotiates the structure of the investments we make; and
•	closes, monitors and services the investments we make.

GSV Asset Management’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. GSV Asset Management currently serves as the investment adviser for GSV X Fund, a global long/short absolute return fund. GSV Asset Management does not anticipate that it will ordinarily identify investment opportunities that are appropriate for both GSV Capital and the other funds that are currently or in the future may be managed by GSV Asset Management. However, to the extent it does identify such opportunities, GSV Asset Management will allocate such opportunities between GSV Capital and such other funds pursuant to an established procedure that is designed to ensure that such allocation is fair and equitable.

Management Fees

We pay GSV Asset Management a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to GSV Asset Management, and any incentive fees earned by GSV Asset Management, are ultimately borne by our common stockholders.

The base management fee (the “Base Fee”) is calculated at an annual rate of 2.00% of our gross assets, which is our total assets as reflected on our balance sheet (with no deduction for liabilities). For the period from the close of our initial public offering through and including December 31, 2011, the Base Fee was payable monthly in arrears, and was calculated based on the initial value of our assets upon the closing of our initial public offering. For services rendered after December 31, 2011, the Base Fee will be payable monthly in arrears, and will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any equity or debt capital raises, repurchases or redemptions during the current calendar quarter. The Base Fee for any partial month or quarter will be appropriately pro rated.

The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2011, and will equal the lesser of:

•	20% of our realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and
•	20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees.

Our realized capital gains from each investment, expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, will be compared to a hurdle rate of 8.00% per year. We will only pay an incentive fee on any realized capital gains from an investment that exceeds the hurdle rate. We will pay GSV Asset Management an incentive fee with respect to our realized capital gains from each investment as follows:

•	No incentive fee will be payable on the amount of any realized capital gains from an investment that, when expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, does not exceed the hurdle rate of 8.00% per year.
•	We will pay as an incentive fee 100% of the amount of any realized capital gains from an investment that, when expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, exceeds the hurdle rate of 8.00% per year but is less than a rate of 10.00% per year. We refer to this portion of our realized capital gains from each investment (which exceeds the hurdle rate but is less than 10.00%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20% of the amount of our realized capital gains from an investment that, when expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, exceeds a rate of 10.00% per year.
•	We will pay as an incentive fee 20% of the amount of any realized capital gains from an investment that, when expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, exceeds a rate of 10.00% per year.

In no event, however, will we pay an incentive fee for any calendar year that exceeds 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees.

The following is a graphical representation of the calculation of our incentive fee with respect to a single investment:

For accounting purposes, in order to reflect the theoretical capital gains incentive fee that would be payable for a given period as if all unrealized gains were realized, we are required to accrue a capital gains incentive fee based upon realized capital gains and losses during the current calendar year through the end of the period, plus any unrealized capital appreciation and depreciation as of the end of the period. It should be noted that a fee so calculated and accrued would not necessarily be payable under the Investment Advisory Agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. Amounts paid under the Investment Advisory Agreement will be consistent with the formula reflected in the Investment Advisory Agreement.

Example: Calculation of incentive fee

Alternative 1:

Assumptions

•	Hurdle rate = 8.00% non-compounded annual rate of return
•	Hurdle rate = (purchase price) × (8% × (days owned/365))
•	Catch-up rate = 10.00% non-compounded annual rate of return
•	Catch-up rate = (purchase price) × (10% × (days owned/365))

•	Year 1: $20,000,000 investment made on March 15 in Company A (“Investment A”), and $30,000,000 investment made on February 1 in Company B (“Investment B”)
•	Year 2: Investment A is sold on September 15 for $25,000,000, and fair market value (“FMV”) of Investment B is determined to be $28,000,000
•	Year 3: FMV of Investment B is determined to be $28,000,000
•	Year 4: Investment B is sold on March 1 for $38,000,000

The incentive fee would be calculated as follows:

•	Year 1: None
•	Year 2: Incentive fee calculation:
•	Hurdle rate for Investment A = ($20,000,000) × (8% × (550 days / 365))
•	Hurdle rate for Investment A = $2,410,959
•	Catch-up rate for Investment A = ($20,000,000) × (10% × (550 days / 365))
•	Catch-up rate for Investment A = $3,013,699
•	Incentive fee on Investment A = 20% × $5,000,000 (since the hurdle rate has been satisfied and the catch up has been fully achieved)
•	Incentive fee on Investment A = $1,000,000
•	Maximum incentive fee = 20% × (cumulative realized capital gains – (cumulative realized losses + cumulative net unrealized depreciation)) – (previously paid incentive fees)
•	Maximum incentive fee = 20% × ($5,000,000 - $2,000,000 (unrealized depreciation on Investment B))
•	Maximum incentive fee = 20% × $3,000,000
•	Maximum incentive fee = $600,000
•	Incentive fee paid = $600,000 (because the incentive fee payable on Investment A exceeds the maximum incentive fee, the maximum incentive fee applies)
•	Year 3: None
•	Year 4: Incentive fee calculation:
•	Hurdle rate for Investment B = ($30,000,000) × (8% × (1,124 days / 365))
•	Hurdle rate for Investment B = $7,390,685
•	Catch-up rate for Investment B = ($30,000,000) × (10% × (1,124 days / 365))
•	Catch-up rate for Investment B = $9,238,356
•	Incentive fee on Investment B = 100% × ($8,000,000 – $7,390,685 (since the hurdle rate has been satisfied, but the catch up has not been fully achieved)
•	Incentive fee on Investment B = $609,315
•	Maximum incentive fee = 20% × (cumulative realized capital gains – (cumulative realized losses + cumulative net unrealized depreciation)) – (previously paid incentive fees)
•	Maximum incentive fee = (20% × $13,000,000) – ($600,000 (previously paid incentive fees))
•	Maximum incentive fee = $2,000,000
•	Incentive fee paid = $609,315 (because the incentive fee payable on Investment B does not exceed the maximum incentive fee)

Alternative 2:

Assumptions

•	Hurdle rate = 8.00% non-compounded annual rate of return
•	Hurdle rate = (purchase price) × (8% × (days owned/365))
•	Catch-up rate = 10.00% non-compounded annual rate of return
•	Catch-up rate = (purchase price) × (10% × (days owned/365))
•	Year 1: $20 million investment made on March 15 in Company A (“Investment A”), $30 million investment made on February 1 in Company B (“Investment B”), and $25 million investment made on September 1 in Company C (“Investment C”)
•	Year 2: Investment A is sold on September 15 for $50 million, FMV of Investment B is determined to be $25 million, and FMV of Investment C is determined to be $25 million
•	Year 3: FMV of Investment B is determined to be $27 million and Investment C is sold on December 1 for $30 million
•	Year 4: FMV of Investment B is determined to be $35 million
•	Year 5: Investment B is sold on March 1 for $20 million

The incentive fee would be calculated as follows:

•	Year 1: None
•	Year 2: Incentive fee calculation:
•	Hurdle rate for Investment A = ($20,000,000) × (8% × (550 days / 365))
•	Hurdle rate for Investment A = $2,410,959
•	Catch-up rate for Investment A = ($20,000,000) × (10% × (550 days / 365))
•	Catch-up rate for Investment A = $3,013,699
•	Incentive fee on Investment A = 20% × $30,000,000 (since the hurdle rate has been satisfied and the catch up has been fully achieved)
•	Incentive fee on Investment A = $6,000,000
•	Maximum incentive fee = 20% × (cumulative realized capital gains – (cumulative realized losses + cumulative net unrealized depreciation)) – (previously paid incentive fees)
•	Maximum incentive fee = 20% × ($30,000,000 - $5,000,000 (unrealized depreciation on Investment B))
•	Maximum incentive fee = $5,000,000
•	Incentive fee paid = $5,000,000 (because the incentive fee payable on Investment A exceeds the maximum incentive fee, the maximum incentive fee applies)
•	Year 3: Incentive fee calculation:
•	Hurdle rate for Investment C = ($25,000,000) × (8% × (822 days / 365))
•	Hurdle rate for Investment C = $4,504,110
•	Catch-up rate for Investment C = ($25,000,000) × (10% × (822 days / 365))
•	Catch-up rate for Investment C = $5,630,137
•	Incentive fee on Investment C = 100% × ($5,000,000 – $4,504,110 (since the hurdle rate has been satisfied, but the catch up has not been fully achieved))

•	Incentive fee on Investment C = $495,890
•	Maximum incentive fee = 20% × (cumulative realized capital gains – (cumulative realized losses + cumulative net unrealized depreciation)) – (previously paid incentive fees)
•	Maximum incentive fee = 20% × ($35,000,000 - $3,000,000 (unrealized depreciation on Investment B)) – ($5,000,000 (previously paid incentive fees))
•	Maximum incentive fee = $1,400,000
•	Incentive fee paid = $495,890 (because the incentive fee payable on Investment C does not exceed the maximum incentive fee)
•	Year 4: None
•	Year 5: None

We seek to deploy capital primarily in the form of non-controlling investments in our portfolio companies. Although we primarily invest through private secondary markets, to the extent we make a direct minority investment in a portfolio company, neither we, nor our investment adviser, GSV Asset Management, may have the ability to control the timing of when we realize capital gains or losses with respect to such investment. We expect the timing of such realization events to be determined by our portfolio companies in such cases. To the extent we have non-minority investments, or the securities we hold are traded on a private secondary market or public securities exchange, GSV Asset Management will have greater control over the timing of a realization event. In such cases, our board of directors will monitor such investments in connection with their general oversight of the investment management services provided by GSV Asset Management. In addition, as of the end of each fiscal quarter, we will evaluate whether the cumulative aggregate unrealized appreciation on our portfolio would be sufficient to require us to pay an incentive fee to our investment adviser if such unrealized appreciation were actually realized as of the end of such quarter, and if so, we will accrue an expense equal to the amount of such incentive fee. Any such accrual of incentive fees will be reflected in the calculation of our net asset value.

Payment of our Expenses

All personnel of our investment adviser when and to the extent engaged in providing investment advisory services, and the compensation and expenses of such personnel allocable to such services, are provided and paid for by GSV Asset Management. We are responsible for all other costs and expenses of our operations and transactions, including (without limitation) the cost of calculating our net asset value; the cost of effecting sales and repurchases of shares of our common stock and other securities; investment advisory fees; fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments (in each case subject to approval of our board of directors); transfer agent and custodial fees; fees and expenses associated with marketing efforts (including attendance at investment conference and similar events); federal and state registration fees; any exchange listing fees; federal, state and local taxes; independent directors’ fees and expenses; brokerage commissions; costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws including costs of proxy statements, stockholders’ reports and notices; fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums; direct costs such as printing, mailing, long distance telephone, staff, independent audits and outside legal costs and all other expenses incurred by either GSV Capital Service Company or us in connection with administering our business, including payments under the administration agreement that will be based upon our allocable portion of overhead and other expenses incurred by GSV Capital Service Company in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our chief financial officer and chief compliance officer and other administrative support personnel. All of these expenses are ultimately borne by our common stockholders.

Duration and Termination

The Investment Advisory Agreement was approved by our board of directors on March 28, 2011. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date it was approved by the board of directors and will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. The Investment Advisory Agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GSV Asset Management and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GSV Asset Management’s services under the Investment Advisory Agreement or otherwise as our investment adviser.

Organization of the Investment Adviser

GSV Asset Management is a Delaware limited liability company. The principal executive offices of GSV Asset Management are located at 2965 Woodside Road, Woodside, CA 94062.

Board Approval of the Investment Advisory and Management Agreement

A discussion regarding the basis for our board of director’s approval of our Investment Advisory Agreement will be included in our first annual report on Form 10-K filed subsequent to any such board approval, or incorporated by reference therein.

ADMINISTRATION AGREEMENT

Pursuant to a separate Administration Agreement, GSV Capital Service Company, a Delaware limited liability company, furnishes us with office facilities, together with equipment and clerical, bookkeeping and record keeping services at such facilities. The principal executive offices of GSV Capital Service Company are located at 2965 Woodside Road, Woodside, CA 94062. Under the Administration Agreement, GSV Capital Service Company also performs, or oversees the performance of, our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, GSV Capital Service Company assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are based upon our allocable portion of overhead and other expenses incurred by GSV Capital Service Company in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our chief financial officer and chief compliance officer and any administrative support personnel. While there is no limit on the total amount of expenses we may be required to reimburse to GSV Capital Service Company, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to GSV Capital Service Company. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, GSV Capital Service Company and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GSV Capital Service Company’s services under the Administration Agreement or otherwise as our administrator.

GSV Capital Service Company also provides administrative services to our investment adviser, GSV Asset Management. As a result, GSV Asset Management also reimburses GSV Capital Service Company for its allocable portion of GSV Capital Service Company’s overhead, including rent, the fees and expenses associated with performing compliance functions for GSV Asset Management, and its allocable portion of the compensation of any administrative support staff. We estimate that we will incur approximately $2.5 million in aggregate expenses under our Administration Agreement during the 12 months of operations following the date of this prospectus.

LICENSE AGREEMENT

We have entered into a license agreement with GSV Asset Management pursuant to which GSV Asset Management has agreed to grant us a non-exclusive, royalty-free license to use the name “GSV.” Under this agreement, we have a right to use the GSV name for so long as the Investment Advisory Agreement with GSV Asset Management is in effect. Other than with respect to this limited license, we will have no legal right to the “GSV” name.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

We have entered into an Investment Advisory Agreement with GSV Asset Management. GSV Asset Management is controlled by Michael T. Moe, our president, chief executive officer and chairman of our board of directors and Stephen D. Bard, our chief financial officer, chief compliance officer, treasurer and corporate secretary. Messrs. Moe and Bard, as principals of GSV Asset Management, collectively manage the business and internal affairs of GSV Asset Management. Mr. Klein or entities he controls may receive fees from GSV Asset Management in connection with this offering and, from time to time, subsequent thereto for non-investment advisory services he may provide. In addition, GSV Capital Service Company provides us with office facilities and administrative services pursuant to an Administration Agreement. Mr. Moe is the managing member of and controls GSV Capital Service Company. While there is no limit on the total amount of expenses we may be required to reimburse to GSV Capital Service Company, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to GSV Capital Service Company.

In April 2012, in connection with our investment in Top Hat, Inc., Cherry Tree & Associates, LLC, an investment banking firm, received a fee of approximately $259,000 for its representation of Top Hat, Inc. Mark Moe, who is the brother of our Chief Executive Officer, Michael Moe, presently serves as a Managing Director of Cherry Tree & Associates, LLC, and may therefore be deemed to have an indirect material interest in such transaction.

In addition, our executive officers and directors, and the principals of our investment adviser, GSV Asset Management, serve or may serve as officers and directors of entities that operate in a line of business similar to our own, including new entities that may be formed in the future. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, GSV Asset Management currently manages GSV X Fund, a global long/short absolute return fund, and will likely manage one or more private funds in the future.

While the investment focus of each of these entities may be different from our investment objective, it is likely that new investment opportunities that meet our investment objective will come to the attention of one of these entities, or new entities that will likely be formed in the future in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. However, our executive officers, directors and investment adviser intend to treat us in a fair and equitable manner consistent with their applicable duties under law so that we will not be disadvantaged in relation to any other particular client. In addition, while GSV Asset Management anticipates that it will from time to time identify investment opportunities that are appropriate for both GSV Capital and the other funds that are currently or in the future may be managed by GSV Asset Management, to the extent it does identify such opportunities, GSV Asset Management has established an allocation policy to ensure that GSV Capital has priority over such other funds. Our board of directors will monitor on a quarterly basis any such allocation of investment opportunities between GSV Capital and any such other funds.

GSV Asset Management is the owner of the “GSV” name and marks, which we are permitted to use pursuant to a non-exclusive license agreement between us and GSV Asset Management. GSV Asset Management and its principals also use and may permit other entities to use the “GSV” name and marks in connection with businesses and activities unrelated to our operations. The use of the “GSV” name and marks in connection with businesses and activities unrelated to our operations may not be in the best interest of us or our stockholder and may result in actual or perceived conflicts of interest.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain written policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our executive officers and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our board of directors will review these procedures on an annual basis.

We have also adopted a Code of Ethics which applies to, among others, our senior officers, including our chief executive officer and chief financial officer, as well as all of our officers, directors and employees. Our officers and directors also remain subject to the fiduciary obligations imposed by both the 1940 Act and applicable state corporate law. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our chief compliance officer. Our board of directors is charged with approving any waivers under our Code of Ethics. As required by the NASDAQ corporate governance listing standards, the Audit Committee of our board of directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

Finally, we pay GSV Capital Service Company our allocable portion of overhead and other expenses incurred by GSV Capital Service Company in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our chief financial officer and chief compliance officer and any administrative support personnel, which creates conflicts of interest that our board of directors must monitor. We estimate that we will incur approximately $2.5 million in aggregate expenses under our Administration Agreement during the 12 months of operations following the date of this prospectus.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain ownership information as of May 4, 2012 with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.

Name	Type of ownership	Shares owned	Percentage(1)
All officers and directors as a group (8 persons)(2)	Beneficial	110,969	2.01%

(1)	Based upon 12,420,100 shares outstanding as of May 4, 2012.
(2)	The address for all officers and directors is c/o GSV Capital Corp., 2965 Woodside Road, Woodside, CA 94062.

The following table sets forth the dollar range of our equity securities that are beneficially owned by each of our directors as of May 4, 2012.

Name of Director	Dollar Range of Equity Securities in GSV Capital(1)(2)
Interested Directors
Michael T. Moe	$1 – $10,000
Mark D. Klein	Over $100,000
Independent Directors
Leonard A. Potter	Over $100,000
Mark W. Flynn	None
R. David Spreng	$10,001 – $50,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.
(2)	The dollar range of equity securities beneficially owned in us is based on a price per share of our common stock of $19.71, the highest reported sale price of our common stock on the NASDAQ Capital Market on May 4, 2012.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

General

A business development company is regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. A business development company may use capital provided by public stockholders and from other sources to make long-term, private investments in businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a business development company, we are generally required to meet an asset coverage ratio, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 200% after each issuance of senior securities. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

We are generally not able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a business development company, we are generally limited in our ability to invest in any portfolio company in which our investment adviser or any of its affiliates currently has an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC, subject to certain exceptions.

We are subject to periodic examination by the SEC for compliance with the 1940 Act.

As a business development company, we are subject to certain risks and uncertainties. See “Risk Factors — Risks Relating to Our Business and Structure.”

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the business development company’s gross assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:
(a)	is organized under the laws of, and has its principal place of business in, the United States;
(b)	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
(c)	satisfies any of the following:
i.	does not have any class of securities that is traded on a national securities exchange;
ii.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less then $250 million;
iii.	is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or
iv.	is a small and solvent company having gross assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.
(2)	Securities of any eligible portfolio company which we control.
(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
(6)	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

If at any time less than 70% of our gross assets are comprised of qualifying assets, including as a result of an increase in the value of any non-qualifying assets or decrease in the value of any qualifying assets, we would generally not be permitted to acquire any additional non-qualifying assets, other than office furniture and equipment, interests in real estate and leasehold improvements and facilities maintained to conduct the business operations of the business development company, deferred organization and operating expenses, and other noninvestment assets necessary and appropriate to its operations as a business development company, until such time as 70% of our then current gross assets were comprised of qualifying assets. We would not be required, however, to dispose of any non-qualifying assets in such circumstances.

Managerial Assistance to Portfolio Companies

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — We may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.”

Code of Ethics

We and GSV Asset Management have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by our personnel. Our codes of ethics generally do not permit investments by our employees in securities that may be purchased or held by us. You may read and copy these codes of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures. Stephen D. Bard currently serves as our chief compliance officer.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
•	pursuant to Rule 13a-15 of the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting and must obtain an audit of the effectiveness of internal control over financial reporting performed by our independent registered public accounting firm; and
•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to GSV Asset Management. The Proxy Voting Policies and Procedures of GSV Asset Management are set forth below. The guidelines will be reviewed periodically by GSV Asset Management and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to GSV Asset Management.

Introduction

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We will vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients’ stockholders. We will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions will be made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (1) anyone involved in the decision making process disclose to our managing members any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to: GSV Asset Management, 2965 Woodside Road, Woodside, CA 94062.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value of our investment portfolio after the conclusion of each fiscal quarter in connection with the preparation of our annual and quarterly reports filed under the Exchange Act, or more frequently if required under the 1940 Act.

Securities that are publicly traded are generally valued at the close price on the valuation date; however, if they remain subject to lock-up restrictions, they are discounted accordingly. Securities that are not publicly traded or for which there are no readily available market quotations, including securities that trade on secondary markets for private securities, are valued at fair value as determined in good faith by our board of directors. In connection with that determination, members of our investment adviser’s portfolio management team will prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts. We also engage an independent valuation firm to perform independent valuations of our investments that are not publicly traded or for which there are no readily available market quotations. We may also engage an independent valuation firm to perform independent valuations of any securities that trade on private secondary markets, but are not otherwise publicly traded, where there is a lack of appreciable trading or a wide disparity in recently reported trades.

For those securities that are not publicly traded or for which there are no readily available market quotations, our board of directors, with the assistance of our Valuation Committee, will use the recommended valuations as prepared by management and the independent valuation firm, respectively, as a component of the foundation for its final fair value determination. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have resulted had others made the determination using the same or different procedures or had a readily available market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the gains or losses implied by the valuation currently assigned to such investments. For those investments that are publicly traded, we generally record unrealized appreciation or depreciation based on changes in the market value of the securities as of the valuation date. Publicly traded securities that remain subject to lock-up restrictions are discounted accordingly. For those investments that are not publicly traded and for which there are no readily available market quotations, we record unrealized depreciation if the underlying portfolio company has depreciated in value and our equity security has also depreciated in value, and record unrealized appreciation if the underlying portfolio company has appreciated in value and our equity security has also appreciated in value. Changes in fair value are recorded in the statement of operations as the net change in unrealized appreciation or depreciation.

We generally determine the fair value of our investments by considering a number of factors. The following represent factors that could impact our fair value determinations:

1.	Public trading of our portfolio securities, taking into consideration lock-up requirements and liquidity;
2.	Active trading of our portfolio securities on a private secondary market, where we have determined that there is meaningful volume and the transactions are considered arm’s length by sophisticated investors;
3.	Qualified funding rounds in the companies in which we are invested, where there is meaningful and reputable information available on size, valuation and investors; and
4.	Additional investments by us in current portfolio companies, where the price of the new investment differs materially from prior investments.

There is inherent subjectivity in determining the fair value of our investments. We expect that most of our portfolio investments, other than those for which market quotations are readily available and that may be sold without restriction, will be valued at fair value as determined in good faith by our board of directors, with the assistance of our valuation committee.

Determinations in Connection with Offerings

In connection with each offering of shares of our common stock, our board of directors or a committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors or a committee thereof will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC;
•	our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) from the period beginning on the date of the most recently disclosed net asset value of our common stock to the period ending two days prior to the date of the sale of our common stock; and
•	the magnitude of the difference between the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made.

Moreover, to the extent that there is even a remote possibility that we may (1) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (2) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors will elect, in the case of clause (1) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (2) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan, through which all dividends are paid to stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash as provided below. In this way, a stockholder can maintain an undiluted investment in us and still allow us to pay out the required distributable income.

No action is required on the part of a registered stockholder to receive a distribution in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a participant, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We use only newly-issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the NASDAQ Capital Market on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the NASDAQ Capital Market or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There is no charge to stockholders for receiving their distributions in the form of additional shares of our common stock. The plan administrator’s fees for handling distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of distributions payable in stock. If a participant elects by written or telephonic notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. As a result, if you do not elect to opt out of the dividend reinvestment plan, you will be required to pay applicable federal, state and local taxes on any reinvested dividends even though you will not receive a corresponding cash distribution. In addition, reinvested dividends have the effect of increasing our gross assets, which may correspondingly increase the management fee payable to our investment adviser.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 59 Maiden Lane, New York, New York 10038 or by phone at (800) 937-5449.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to use a market-to-market method of accounting for their securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Internal Revenue Code of 1986, as amended the “Code”). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;
•	A corporation, or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof (and an entity organized outside of the United States that is treated as a U.S. corporation under specialized sections of the Code);
•	A trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust (or a trust that has made a valid election to be treated as a U.S. trust); or
•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock who is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the ownership and disposition of shares of our common stock.

Tax matters are complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to qualify for the special treatment accorded to RICs, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income, including capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending October 31 in that calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	have in effect an election to be treated as a business development company under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, other income derived with respect to our business of investing in such stock or securities and net income from “qualified publicly traded partnerships” (the “90% Income Test”); and
•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
•	no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses, or of “qualified publicly traded partnerships” (the “Diversification Tests”).

Provided that we satisfy the Diversification Tests as of the close of any quarter, we will not fail the Diversification Tests as of the close of a subsequent quarter as a consequence of a discrepancy between the value of our assets and the requirements of the Diversification Tests that is attributable solely to fluctuations in the value of our assets. Rather, we will fail the Diversification Tests as of the end of a subsequent quarter only if such a discrepancy existed immediately after our acquisition of any asset and was wholly or partly the result of that acquisition. In addition, if we fail the Diversification Tests as of the end of any quarter, we will not lose our status as a RIC if we eliminate the discrepancy within thirty days of the end of such quarter and, if we eliminate the discrepancy within that thirty-day period, we will be treated as having satisfied the Diversification Tests as of the end of such quarter for purposes of applying the rule described in the preceding sentence.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (which may arise if we receive warrants in connection with the origination of a loan or if we receive contractual payment-in-kind, or PIK, interest (which represents contractual interest added to the loan balance and due at the end of the loan term) or possibly in other circumstances), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether we receive cash representing such income in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as dividends and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.

Although we do not presently expect to do so, because we are authorized to borrow funds in the future, we may be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the Annual Distribution Requirement. See “Regulation as a Business Development Company — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test described above. We will monitor our transactions and may make certain tax elections in order to mitigate the potential adverse effect of these provisions.

Gain or loss that we realize from the sale or exchange of warrants acquired by us, as well as any loss attributable to the lapse of such warrants, generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

The remainder of this discussion assumes that we qualify as a RIC and satisfy the Annual Distribution Requirement for each taxable year.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us in taxable years beginning before January 1, 2013 to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 15% provided that the holding period requirement is satisfied. In this regard, it is anticipated that distributions of “investment company taxable income” paid by us will generally not be attributable to dividends received by us and, therefore, generally will not qualify for the 15% maximum rate applicable to Qualifying Dividends. Distributions by us to a corporate shareholder will qualify for the dividends-received deduction only to the extent that the distributions consist of certain dividends received by us. In addition, any such dividends-received deduction will be disallowed or reduced if the corporate shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its shares of our common stock. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Any such capital gain distributions that are made in taxable years of a

U.S. stockholder beginning before Januaray 1, 2013 will be taxable at a maximum rate of 15% in the case of individuals, trusts or estates. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Under the dividend reinvestment plan, our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. Any distributions reinvested under the plan will nevertheless remain taxable to U.S. stockholders. A U.S. stockholder will have an adjusted basis in the additional common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by non-corporate taxpayers on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

As a RIC, we are required to apportion any items that are treated differently for alternative minimum tax (“AMT”) purposes between us and our stockholders, and such apportionment may affect our stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction we are entitled to claim), unless we determine that a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized by a stockholder upon a disposition of shares of our common stock will generally be disallowed if the stockholder purchases other shares of our common stock (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, non-corporate U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses) recognized in taxable years beginning before January 1, 2013 (such rate will increase to 20% absent Congressional action), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are generally subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income, Qualifying Dividends and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service. Dividends paid by us out of our “investment company taxable income” generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to make U.S. federal backup withholding from all taxable distributions to any U.S. stockholder (other than a corporation, a financial institution, or a stockholder that otherwise qualifies for an exemption) (1) if such stockholder fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) if the Internal Revenue Service notifies us that such stockholder has failed to properly report certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the Internal Revenue Service.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent such distributions do not exceed our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if a treaty applies, are attributable to a U.S. permanent establishment of the Non-U.S. stockholder), we will not be required to withhold U.S. federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

For taxable years of RICs beginning on or before December 31, 2011, U.S. source withholding taxes were not imposed on dividends paid by RICs to the extent the dividends were designated as “interest-related dividends” or “short-term capital gain dividends.” Interest-related dividends and short-term capital gain dividends generally represented distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfied certain other requirements. It is unclear whether this exemption will be extended for taxable years beginning after December 31, 2011 and, if so, whether any of our distributions will be designated as eligible for this exemption from withholding tax.

Actual or deemed distributions of our net capital gains to a stockholder that is a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States) or, in the case of an individual, the non-U.S. stockholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a stockholder that is a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

If any actual or deemed distributions of our net capital gains, or any gains realized upon the sale or redemption of our common stock, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a U.S. permanent establishment maintained by the Non-U.S. stockholder), such amounts will be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, a U.S. stockholder. For a corporate Non-U.S. stockholder, the after-tax amount of distributions (both actual and deemed) and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business (and, if a treaty applies, are attributable to a U.S. permanent establishment), may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Under the dividend reinvestment plan, our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. If the distribution is a distribution of our investment company taxable income, is not properly reported by us as a short-term capital gains dividend or interest-related dividend (assuming extension of the exemption discussed above), and is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if a treaty applies, is not attributable to a U.S. permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in our common stock. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if a treaty applies, are attributable to a U.S. permanent establishment), generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The Non-U.S. stockholder will have an adjusted basis in the additional common stock purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder’s account.

Legislation enacted in 2010 generally imposes a 30% withholding tax on payments of certain types of payments to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have United States persons as substantial owners). The types of payments subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a 10% or greater U.S. owner or provides the withholding agent with identifying information on each 10% or greater U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which they hold their common stock, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their common stock. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes. Pursuant to published guidance from the IRS and the U.S. Treasury Department, this legislation will apply to payments of interest and dividends made after December 31, 2013 and payments of gross proceeds made after December 31, 2014.

A Non-U.S. stockholder who is a non-resident alien individual, and who is subject to withholding of U.S. federal tax, may be subject to information reporting in connection with certain payments on the common stock. A Non-U.S. stockholder may be subject to backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an Internal Revenue Service Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding. Any amount withheld under backup withholding may be refunded or allowed as a credit against the Non-U.S. stockholder's U.S. federal income tax liability, provided that proper information is provided to the Internal Revenue Service.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we were unable to qualify for treatment as a RIC, we would be subject to U.S. federal income tax on all of our taxable income at regular corporate rates, regardless of whether we made any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits, except that any distributions made in taxable years beginning before January 1, 2013 could be eligible for the 15% maximum rate, provided that certain holding periods and other requirements were met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that were recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC. If we fail to satisfy the 90% Income Test or the Diversification Test described above, however, we may be able to avoid losing our status as a RIC by timely providing notice of such failure to the Internal Revenue Service, curing such failure and possibly paying an additional tax.

DESCRIPTION OF SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws.

Stock

The authorized stock of GSV Capital as of May 4, 2012 consists of 100,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock. Our common stock is listed on the NASDAQ Capital Market under the ticker symbol “GSVC.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of May 4, 2012:

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amounts Shown Under (3)
Common stock	100,000,000	—	12,420,100

Under our charter our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We expect that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with our directors. The indemnification agreements provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise, the material ones of which are discussed below. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We expect the benefits of these provisions to outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2012, 2013, and 2014, respectively, and in each case, those directors will serve until their successors are elected and qualify. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our charter our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than nine. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Securities Exchange Act of 1934, as amended, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the board of directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our charter and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the board of directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;
•	one-third or more but less than a majority; or
•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or
•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our board of directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

PLAN OF DISTRIBUTION

We may offer, from time to time, in more than one offering, up to $250,000,000 of our common stock in one or more underwritten public offerings, at-the-market offerings to or through a market maker or into an existing trading market for our common stock, on an exchange or otherwise, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell our common stock through underwriters or dealers, directly to one or more purchasers, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of our common stock will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of our common stock, including: the purchase price of our common stock and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional shares of common stock from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which our common stock may be listed. Only underwriters or agents named in the prospectus supplement will be underwriters or agents of our common stock offered by the prospectus supplement.

The distribution of our common stock may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (a) with the consent of the majority of our common stockholders or (b) under such other circumstances as the SEC may permit. The price at which our common stock may be distributed may represent a discount from prevailing market prices. As an investor in our common stock, you will indirectly bear the expenses incurred in connection with all of the distribution activities described herein.

In connection with the sale of our common stock, underwriters or agents may receive compensation from us or from purchasers of our common stock, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our common stock to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our common stock may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our common stock may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer will not be greater than 10% of the gross proceeds of the sale of our common stock offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of our common stock, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when our common stock originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of our common stock to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NASDAQ Capital Market may engage in passive market making transactions in our common stock on the NASDAQ Capital Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of our common stock at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell our common stock directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of our common stock and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of our common stock may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our common stock from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our common stock shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities will be held under a custody agreement by U.S. Bank National Association. The address of the custodian is One Federal Street, Boston, MA 02110. American Stock Transfer & Trust Company will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 59 Maiden Lane, New York, New York 10038, telephone number: (800) 937-5449.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, including in connection with private secondary market transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, our investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for GSV Capital, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, GSV Capital will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and GSV Capital and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser, in accordance with Section 28(e) under the Exchange Act, determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC. Certain legal matters in connection with any offering pursuant to this prospectus, will be passed upon for the underwriters, if any, by counsel named in the applicable prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audited financial statements and financial highlights included in this prospectus and elsewhere in the registration statement have been so included in reliance upon the report of Grant Thornton LLP, independent registered public accountants located at One California Street, Suite 2300, San Francisco, California 94111, upon the authority of said firm as experts in giving said report.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549. This information will also be available free of charge by contacting us at GSV Capital Corp., 2965 Woodside Road, Woodside, CA 94062, by telephone at (650) 206-2965, or on our website at http://www.gsvcap.com.

INDEX TO FINANCIAL STATEMENTS

Page
Report of Independent Registered Public Accounting Firm	F-2
Statement of Assets and Liabilities as of December 31, 2011	F-3
Statement of Operations for the period from January 6, 2011 (Date of Inception) to December 31, 2011	F-4
Statement of Changes in Net Assets for the period from January 6, 2011 (Date of Inception) to December 30, 2011	F-5
Statement of Cash Flows for the period from January 6, 2011 (Date of Inception) to December 31, 2011	F-6
Schedule of Investments as of December 31, 2011	F-7
Notes to the Financial Statements as of December 31, 2011	F-10
Statements of Assets and Liabilities as of March 31, 2012 (Unaudited) and December 31, 2011	F-21
Statements of Operations for the three months ended March 31, 2012 (Unaudited) and for the period from January 6, 2011 (date of inception) to March 31, 2011 (Unaudited)	F-22
Statements of Changes in Net Assets for the months ended March 31, 2012 (Unaudited) and for the period from January 6, 2011 (date of inception) to March 31, 2011 (Unaudited)	F-23
Statements of Cash Flows for the three months ended March 31, 2012 (Unaudited) and for the period from January 6, 2011 (date of inception) to March 31, 2011 (Unaudited)	F-24
Schedule of Investments as of March 31, 2012 (Unaudited)	F-25
Schedule of Investments as of December 31, 2011	F-25
Notes to the Financial Statements as of March 31, 2012 (Unaudited)	F-31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
GSV Capital Corp.

We have audited the accompanying statement of assets and liabilities of GSV Capital Corp. (formerly NeXt Innovation Corp.), including the schedule of investments, as of December 31, 2011 and the related statements of operations, changes in net assets, and cash flows and the financial highlights (see Note 7) for the period from January 6, 2011 (date of inception) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the investments owned as of December 31, 2011 by correspondence with the custodian and broker. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GSV Capital Corp. (formerly NeXt Innovation Corp.) as of December 31, 2011, and the results of its operations, changes in net assets and its cash flows and financial highlights for the period from January 6, 2011 (date of inception) to December 31, 2011 in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP

San Francisco, California
March 13, 2012

GSV CAPITAL CORP.
(formerly NeXt Innovation Corp.)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011
ASSETS
Investments at fair value:
Investments in non-control/non-affiliated securities (cost of $65,658,866)	$64,078,150
Investments in United States treasury bills (cost of $19,999,128)	20,000,044
Investments in money market funds (cost of $7,000,000)	7,000,000
Total Investments (cost of $92,657,994)	91,078,194
Cash	385,995
Due from:
GSV Asset Management	13,470
Portfolio company	9,249
Accrued interest	158,389
Prepaid expenses	92,750
Deferred offering costs	56,436
Dividend receivable	1,063
Other assets	2,696
Total Assets	91,798,242
LIABILITIES
Due to:
GSV Asset Management	78,427
Other affiliates	10,782
Payable for unsettled securities transaction	19,999,128
Accounts payable	206,357
Accrued expenses	300
Total Liabilities	20,294,994
Commitments and contingencies (Note 6)
Net Assets	$71,503,248
NET ASSETS
Common Stock, par value $0.01 per share (100,000,000 authorized; 5,520,100 issued and outstanding)	$55,201
Paid-in capital in excess of par	73,027,847
Unrealized depreciation on investments	(1,579,800)
Net Assets	$71,503,248
Net Asset Value Per Share	$12.95

See Notes to the Financial Statements.

GSV CAPITAL CORP.
(formerly NeXt Innovation Corp.)

STATEMENT OF OPERATIONS

For the period from January 6, 2011 (date of inception) to December 31, 2011
INVESTMENT INCOME
Interest income	$158,389
Dividend income	3,939
Total Investment Income	162,328
OPERATING EXPENSES
Investment management fees	618,865
Costs incurred under administration agreement	554,232
Professional fees	409,983
Organization expenses	198,831
Insurance expense	142,494
Directors’ fees	127,500
Investor relations expense	89,250
Other expenses	55,037
Total Operating Expenses	2,196,192
Net Investment Loss	(2,033,864)
Net Change in Unrealized Depreciation on Investments	(1,579,800)
Net Decrease in Net Assets Resulting From Operations	$(3,613,664)
Net Decrease in Net Assets Resulting From Operations Per Average Share(1)	$(1.07)

(1)	Weighted average common shares for the period from January 6, 2011 (date of inception) to December 31, 2011 was calculated starting from the issuance of 100 shares on February 28, 2011. Weighted average common shares were 3,377,429 for the period.

See Notes to the Financial Statements.

GSV CAPITAL CORP.
(formerly NeXt Innovation Corp.)

STATEMENT OF CHANGES IN NET ASSETS

For the period from January 6, 2011 (date of inception) to December 31, 2011
Net Decrease in Net Assets Resulting From Operations
Net Investment Loss	$(2,033,864)
Net Change in Unrealized Depreciation on Investments	(1,579,800)
Net Decrease in Net Assets Resulting From Operations	(3,613,664)
Capital Share Transactions
Net Proceeds from Common Shares Issued	76,175,200
Offering Costs	(1,058,288)
Net Capital Share Transactions	75,116,912
Net Assets at End of Period	$71,503,248
Capital Share Activity
Shares Issued	5,520,100
Shares Outstanding at End of Period	5,520,100

See Notes to the Financial Statements.

GSV CAPITAL CORP.
(formerly NeXt Innovation Corp.)

STATEMENT OF CASH FLOWS

For the period from January 6, 2011 (date of inception) to December 31, 2011
Cash Flows from Operating Activities
Net decrease in net assets resulting from operations	$(3,613,664)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Net change in unrealized depreciation on investments	1,579,800
Purchases of investments in:
Non-control/non-affiliated securities	(65,658,866)
Money market funds	(11,500,000)
Proceeds from sales of investments in:
Money market funds	4,500,000
Increase in due from GSV Asset Management	(13,470)
Increase in due from portfolio company	(9,249)
Increase in accrued interest	(158,389)
Increase in prepaid expenses	(92,750)
Increase in dividend receivable	(1,063)
Increase in other assets	(2,696)
Increase in due to GSV Asset Management	78,427
Increase in due to other affiliates	10,782
Increase in accounts payable	149,921
Increase in accrued expenses	300
Net Cash Used in Operating Activities	(74,730,917)
Cash Flows from Financing Activities
Net proceeds from common shares issued	76,175,200
Offering costs paid	(1,058,288)
Net Cash Provided by Financing Activities	75,116,912
Total Increase in Cash Balance	385,995
Cash Balance at Beginning of Period	—
Cash Balance at End of Period	$385,995
Non-Cash Items
Increase in deferred offering costs	$(56,436)
Increase in accounts payable	$56,436

See Notes to the Financial Statements.

GSV Capital Corp.
(formerly NeXt Innovation Corp.)

SCHEDULE OF INVESTMENTS
December 31, 2011

Portfolio Investments*	Headquarters/ Industry	Shares/Par Amount	Cost	Fair Value	% of Net Assets
Bloom Energy Corporation	Sunnyvale, CA
Common shares	Fuel Cell Energy	96,389	$1,815,818	$1,771,335	2.48%
Chegg, Inc.	Santa Clara, CA
Common shares	Textbook Rental	774,193	6,003,694	5,999,996	8.39%
Control 4 Inc.	Salt Lake City, UT
Common shares	Home Automation	666,667	1,034,827	1,000,000	1.40%
DreamBox Learning, Inc.	Bellevue, WA
Preferred shares, Series A	Education Technology	3,579,610	757,955	750,000	1.05%
Dropbox, Inc.	San Francisco, CA
Preferred shares, Series A	Online Storage	552,486	5,015,333	4,999,998	6.99%
Facebook, Inc.	Palo Alto, CA
Common shares, Class B	Social Networking	350,000	10,465,981	10,462,500	14.63%
Gilt Groupe, Inc.	New York, NY
Common shares	e-Commerce Flash Sales	203,100	5,576,979	5,499,250	7.69%
Grockit, Inc.	San Francisco, CA
Preferred shares, Series B	Online Test Preparation	2,728,252	2,005,945	2,000,000	2.80%
Groupon, Inc.(2)	Chicago, IL
Common shares	Online Deals	80,000	2,128,585	1,188,288	1.66%
Kno, Inc.	Santa Clara, CA
Preferred shares, Series C	Digital	440,313	2,262,006	2,250,000	3.15%
Common shares	Textbooks	50,000	214,303	205,000	0.29%
Total			2,476,309	2,455,000	3.44%
PJB Fund LLC(1)(3)	San Francisco, CA
Structured note, 10%, due 8/15/2012	Social Gaming	$4,000,000	4,029,259	4,000,000	5.59%
Serious Energy, Inc.	Sunnyvale, CA
Common shares	Green Materials	178,095	739,130	712,380	1.00%

See Notes to the Financial Statements.

GSV Capital Corp.
(formerly NeXt Innovation Corp.)

SCHEDULE OF INVESTMENTS (continued)
December 31, 2011

Portfolio Investments*	Headquarters/ Industry	Shares/Par Amount	Cost	Fair Value	% of Net Assets
SharesPost, Inc.	San Bruno, CA
Preferred shares, Series B	Online	1,776,970	$2,257,984	$2,256,752	3.16%
Common warrants, $0.13 strike price, expire 6/15/2018	Marketplace (Finance)	770,934	23,128	17,731	0.02%
Total			2,281,112	2,274,483	3.18%
Silver Spring Networks, Inc.	Redwood City, CA
Common shares	Smart Grid	110,143	1,153,381	1,101,430	1.54%
StormWind, LLC	Scottsdale, AZ
Preferred shares, Series B	Electronic	1,711,111	959,209	946,335	1.32%
Preferred warrants, $0.64 strike price, expire 12/1/2012	Marketing and Business Services	1,568,518	53,665	53,665	0.08%
Total			1,012,874	1,000,000	1.40%
The Echo System Corp.(1)	New York, NY
Structured note, 6%, due 1/28/2013, and warrant, $0.20 strike price, expires 11/14/2016	Social Analytics	$500,000	505,823	500,000	0.70%
The rSmart Group, Inc.	Scottsdale, AZ
Preferred shares, Series B	Higher Education Learning Platform	480,769	513,311	500,000	0.70%
TrueCar, Inc.	Santa Monica, CA
Common shares	Online Marketplace (Cars)	377,358	2,014,551	1,999,997	2.80%
Twitter, Inc.	San Francisco, CA
Common shares	Social Communication	735,600	12,304,345	12,113,493	16.94%
ZocDoc Inc.	New York, NY
Preferred shares	Online Medical Scheduling	200,000	3,563,178	3,500,000	4.89%
ZoomSystems	San Francisco, CA
Preferred shares, Series A	Smart e-tail (Retail)	1,250,000	260,476	250,000	0.35%
Total Portfolio Investments			$65,658,866	$64,078,150	89.62%

See Notes to the Financial Statements.

GSV Capital Corp.
(formerly NeXt Innovation Corp.)

SCHEDULE OF INVESTMENTS (continued)
December 31, 2011

Non-Portfolio Investments	Headquarters/ Industry	Shares/Par Amount	Cost	Fair Value	% of Net Assets
United States Treasury(1)
United States Treasury Bill, 0%, due 1/26/2012		$20,000,000	$19,999,128	$20,000,044	27.97%
Money Market Funds(1)
Fidelity Institutional Money Market Funds
Money Market Portfolio		3,500,000	3,500,000	3,500,000	4.89%
Prime Money Market Portfolio		3,500,000	3,500,000	3,500,000	4.89%
Total Money Market Funds			7,000,000	7,000,000	9.78%
Total Investments			$92,657,994	$91,078,194	127.37%

*	All portfolio investments are non-control/non-affiliated and non-income producing, unless identified. Equity investments are subject to lock-up restrictions upon their initial public offering.
(1)	Investment is income producing.
(2)	On November 8, 2011, Groupon, Inc. priced its initial public offering, selling 35,000,000 shares at a price of $20.00 per share. GSV Capital Corp.’s shares in Groupon are subject to a lock-up agreement that expires on May 1, 2012.
(3)	Represents a $4 million unsecured promissory note with an interest rate of 10% and maturity date of August 15, 2012 that was issued by PJB Fund LLC that may be repaid, at PJB Fund LLC’s election, either by transfer of a certain number of shares of common stock of Zynga, Inc. or with a cash amount of equivalent value. The amount payable under the note will be equal to the face amount, plus the greater of accrued interest (at a rate of 10%) or a return based on the relative value of Zynga, Inc. To the extent the borrower repays the note in cash, GSV Capital Corp. would have no further direct or indirect interest in Zynga, Inc. On December 15, 2011, Zynga, Inc. priced its initial public offering, selling 100,000,000 shares at a price of $10.00 per share.

See Notes to the Financial Statements.

GSV CAPITAL CORP.
(formerly NeXt Innovation Corp.)

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2011

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

GSV Capital Corp. (formerly NeXt Innovation Corp., the “Company”, “we”, “our” or “GSV Capital”) was formed in September 2010 as a Maryland corporation structured as an externally managed, non-diversified closed-end management investment company. The Company has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company is managed by GSV Asset Management, LLC (formerly NeXt Asset Management, “GSV Asset Management”).

The Company’s date of inception is January 6, 2011, which is the date it commenced its development stage activities. On February 28, 2011, the Company, which had not yet begun investment operations, issued 100 shares which were owned by an officer of the Company who is also a principal of GSV Asset Management. On April 28, 2011, the Company priced its initial public offering, selling 3,335,000 shares at a price of $15.00 per share. The initial public offering closed on May 3, 2011, resulting in net proceeds to the Company of approximately $46.5 million. The Company’s shares are currently listed on the NASDAQ Capital Market under the symbol “GSVC”. The Company began its investment operations during the second quarter.

The Company’s investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity investments. The Company invests principally in the equity securities of venture capital-backed and rapidly growing emerging companies. The Company may also invest on an opportunistic basis in select publicly-traded equity securities of rapidly growing companies that otherwise meet its investment criteria.

On March 28, 2011, the board of directors (the “Board”) of the Company approved Articles of Amendment and Restatement, reflecting a change in the Company’s name from NeXt BDC Capital Corp. to NeXt Innovation Corp., which Articles of Amendment and Restatement became effective upon filing with the State Department of Assessment and Taxation of the State of Maryland on March 29, 2011. Then, on May 26, 2011, the board of directors of the Company approved Articles of Amendment, reflecting a change in the Company’s name from NeXt Innovation Corp. to GSV Capital Corp., which Articles of Amendment became effective upon filing with the State Department of Assessment and Taxation of the State of Maryland on May 26, 2011.

On September 26, 2011, the Company priced a secondary offering, selling 2,185,000 of common shares at a price of $14.15 per share, including an exercise in full by the underwriters of their option to purchase an additional 285,000 shares of common stock to cover overallotments. The secondary offering resulted in net proceeds to the Company of approximately $29.6 million.

Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

In accordance with Regulation S-X under the Securities Act of 1933 and Securities Exchange Act of 1934, the Company does not consolidate portfolio company investments.

GSV CAPITAL CORP.
(formerly NeXt Innovation Corp.)

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2011

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Use of Estimates

The preparation of financial statements requires the Company to make a number of significant estimates. These include estimates of fair value of certain assets and liabilities and other estimates that affect the reported amounts of certain assets and liabilities as of the date of the financial statements and the reported amounts of certain revenues and expenses during the reported period. It is likely that changes in these estimates will occur in the near term. Our estimates are inherently subjective in nature and actual results could differ from our estimates and the differences could be material.

Investments

The Company applies fair value accounting in accordance with GAAP. The Company generally values its assets on a quarterly basis, or more frequently if required under the 1940 Act. Securities for which market quotations are readily available on an exchange are valued at the closing price of such security on the valuation date; however, if they remain subject to lock-up restrictions they are discounted accordingly. The Company may also obtain quotes with respect to certain of its investments from pricing services or brokers or dealers in order to value assets. When doing so, the Company determines whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, the Company uses the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of GSV Asset Management, the Board or the Valuation Committee of the Board (the “Valuation Committee”), does not represent fair value, shall each be valued as follows:

1.	The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;
2.	Preliminary valuation conclusions are then documented and discussed with GSV Asset Management senior management;
3.	An independent third-party valuation firm is engaged by, or on behalf of, the Valuation Committee to conduct independent appraisals and review management’s preliminary valuations and make their own independent assessment, for all material investments;
4.	The Valuation Committee discusses valuations and recommends the fair value of each investment in the portfolio in good faith based on the input of GSV Asset Management and the independent third-party valuation firm; and,
5.	The Board then discusses the valuations and determines in good faith the fair value of each investment in the portfolio based upon input of GSV Asset Management, estimates from the independent valuation firm and the recommendations of the Valuation Committee.

In making our good faith determination of the fair value of investments, we consider valuation methodologies consistent with industry practice. Valuation methods, among other measures and as applicable, may include comparisons to prices from secondary market transactions and recent venture capital financings, analysis of financial ratios and valuation metrics of the portfolio companies that issued such private equity securities to peer companies that are public, analysis of the portfolio companies’ most recent financial statements and forecasts, and the markets in which the portfolio company does business, and other relevant factors.

GSV CAPITAL CORP.
(formerly NeXt Innovation Corp.)

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2011

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Company will consider the pricing indicated by the external event to corroborate the private equity valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1.  Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company has the ability to access (examples include active exchange-traded equity securities, exchange-traded derivatives, and most U.S. Government and agency securities).

Level 2.  Financial assets and liabilities whose values are based on quoted prices in markets that are not active or model inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets;
b)	Quoted prices for identical or similar assets or liabilities in non-active markets (examples include corporate and municipal bonds, which trade infrequently);
c)	Pricing models whose inputs are observable for substantially the full term of the asset or liability (examples include most over-the-counter derivatives, including foreign exchange forward contracts); and,
d)	Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability.

Level 3.  Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability (examples include certain of our private equity investments).

When the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore gains and losses for such assets and liabilities categorized within the Level 3 table set forth in Note 3 may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3).

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in/out of the Level 3 category as of the beginning of the quarter in which the reclassifications occur.

GSV CAPITAL CORP.
(formerly NeXt Innovation Corp.)

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2011

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Securities Transactions

Securities transactions are accounted for on the date the transaction for the purchase or sale of the securities is entered into by the Company (i.e., trade date). Securities transactions outside conventional channels, such as private transactions, are recorded as of the date the Company obtains the right to demand the securities purchased or to collect the proceeds from a sale, and incurs an obligation to pay for securities purchased or to deliver securities sold, respectively.

Portfolio Company Investment Classification

We are a non-diversified company within the meaning of the 1940 Act. We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual directly or indirectly owns beneficially more than 25% of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist when a company or individual directly or indirectly owns, controls or holds the power to vote 5% or more of the outstanding voting securities of another person. At December 31, 2011, no investments were deemed to be control or affiliated investments.

Cash

The Company places its cash with U.S. Bank, N.A. and First Republic Bank, N.A., and at times, cash held in these accounts may exceed the Federal Deposit Insurance Corporation insured limit. The Company also invests a portion of its cash in money market funds, within limitations of the 1940 Act.

Revenue Recognition

The Company’s revenue recognition policies are as follows:

Sales:  Gains or losses on the sale of investments are determined using the specific identification method.

Interest:  Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis.

Dividends:  Dividend income is recognized on the ex-dividend date.

Investment Transaction Costs and Escrow Deposits

Commissions and other costs associated with an investment transaction, including legal expenses, are included in the cost basis of purchases and deducted from the proceeds of sales. The Company makes certain acquisitions on the secondary market which involves making deposits to escrow accounts until certain conditions are met including the underlying private company’s right of first refusal. If the underlying private company does not exercise its right to first refusal and all other conditions are met, then the funds in the escrow account are delivered to the seller and the account is closed. These transactions are reflected on the Statement of Assets and Liabilities as Escrow deposits. At December 31, 2011, the Company had $0 in Escrow deposits.

Payable for Unsettled Securities Transaction

Payable for unsettled securities transaction relates to the purchase of the United States Treasury Bill that was unsettled at December 31, 2011, and settled subsequent to year-end.

Unrealized Appreciation or Depreciation on Investments

Unrealized appreciation or depreciation is calculated as the difference between the fair value of the investment and the cost basis of such investment.

GSV CAPITAL CORP.
(formerly NeXt Innovation Corp.)

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2011

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

U.S. Federal and State Income Taxes

The Company intends to elect to be treated as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, and to operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each year. So long as the Company maintains its status as a RIC, it generally will not pay corporate-level U.S. federal and state income taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. Rather, any tax liability related to income earned by the Company represents obligations of the Company’s investors and will not be reflected in the financial statements of the Company.

The Company evaluates tax positions taken or expected to be taken in the course of preparing its financial statements to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The Company recognizes the tax benefits of uncertain tax positions only where the position has met the “more-likely-than-not” threshold. The Company classifies penalties and interest associated with income taxes, if any, as income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, ongoing analyses of tax laws, regulations and interpretations thereof. The Company did not have any unrecognized tax benefits as of the period presented herein. The Company identified its major tax jurisdictions as U.S. Federal and California, and is not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will change materially in the next 12 months.

Organization and Offering costs

Organization costs include costs relating to the formation and incorporation of the business. These costs were expensed as incurred. For the period from January 6, 2011 (date of inception) to December 31, 2011, the Company has incurred and expensed organization costs of $198,831. Offering costs include legal fees and other costs pertaining to the initial public offering. These costs have been offset against capital proceeds from the public offerings. For the period from January 6, 2011 (date of inception) to December 31, 2011, these costs amount to $1,058,288.

Per Share Information

Basic and diluted earnings (loss) per common share is calculated using the weighted average number of shares outstanding for the period presented. Basic and diluted earnings (loss) per share are the same since there are no potentially dilutive securities outstanding.

Capital Accounts

Certain capital accounts including undistributed net investment income, accumulated net realized gain or loss, net unrealized appreciation or depreciation, and paid in capital in excess of par, are adjusted, at least annually, for permanent differences between book and tax. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from GAAP. GAAP requires that certain components of net assets relating to permanent difference be reclassified between financial and tax reporting. These reclassifications have no effect on the net assets or net asset value per share and are intended to enable the Company’s stockholders to determine the amount of accumulated and undistributed earnings they potentially could receive in the future and on which they could be taxed. For the period from January 6, 2011 (date of inception) to December 31, 2011, the net investment loss of $2,033,864 in the Statement of Operations was determined to be a permanent difference and reduced paid-in capital in excess of par in the Statement of Assets and Liabilities.

GSV CAPITAL CORP.
(formerly NeXt Innovation Corp.)

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2011

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Recently Issued Accounting Standards

In May 2011, the Financial Accounting Standards Board (“FASB”) issued guidance clarifying how to measure and disclose fair value. This guidance amends the application of the “highest and best use” concept to be used only in the measurement of fair value of nonfinancial assets, clarifies that the measurement of the fair value of equity-classified financial instruments should be performed from the perspective of a market participant who holds the instrument as an asset, clarifies that an entity that manages a group of financial assets and liabilities on the basis of its net risk exposure can measure those financial instruments on the basis of its net exposure to those risks, and clarifies when premiums and discounts should be taken into account when measuring fair value. The fair value disclosure requirements also were amended. The amended guidance is to be applied prospectively. For public entities, the guidance is effective during interim and annual periods beginning after December 15, 2011. Early application by public entities is not permitted. At this time management is evaluating the implications of the guidance and the impact to the financial statements of GSV Capital Corp.

NOTE 2 — RELATED PARTY ARRANGEMENTS

Investment Advisory Agreement

The Company entered into an investment advisory agreement with GSV Asset Management (the “Advisory Agreement”) in connection with its initial public offering. Pursuant to the Advisory Agreement, GSV Asset Management will be paid a base annual fee of 2% of gross assets, and an annual incentive fee equal to the lesser of (i) 20% of the Company’s realized capital gains during each calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and (ii) 20% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. For the period from the close of the initial public offering through and including December 31, 2011, the fee was payable monthly in arrears, and was calculated based on the initial value of the Company’s assets upon the closing of the public offering. GSV Asset Management earned $618,865 in base fees and $0 in incentive fees for the period from January 6, 2011 (date of inception) to December 31, 2011.

As of December 31, 2011, the Company was due $13,470 from GSV Asset Management for reimbursement of travel-related expenses paid for by the Company that were the responsibility of GSV Asset Management, and is included in the Statement of Assets and Liabilities.

As of December 31, 2011, the Company owed certain officers and directors $10,782 for reimbursements of travel-related and other expenses. The Company owed GSV Asset Management $78,427 for management fees and reimbursements of travel-related and other expenses. These are included in the Statement of Assets and Liabilities.

Administration Agreement

The Company entered into an administration agreement with GSV Capital Service Company (the “Administration Agreement”) to provide administrative services, including furnishing the Company with office facilities, equipment, clerical, bookkeeping, record keeping services and other administrative services, in connection with its initial public offering and ongoing operations. The Company reimburses GSV Capital Service Company an allocable portion of overhead and other expenses in performing its obligations under the Administration Agreement. There was $554,232 in such costs incurred under the Administration Agreement for the period from January 6, 2011 (date of inception) to December 31, 2011.

GSV CAPITAL CORP.
(formerly NeXt Innovation Corp.)

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2011

NOTE 2 — RELATED PARTY ARRANGEMENTS  – (continued)

License Agreement

The Company entered into a license agreement with GSV Asset Management pursuant to which GSV Asset Management has agreed to grant the Company a non-exclusive, royalty-free license to use the name “GSV.” Under this agreement, the Company has the right to use the GSV name for so long as the Advisory Agreement with GSV Asset Management is in effect. Other than with respect to this limited license, The Company has no legal right to the “GSV” name.

NOTE 3 — PORTFOLIO INVESTMENTS AND FAIR VALUE

At December 31, 2011, the Company had 24 investments in 21 portfolio companies. The total cost and fair value of the 24 positions were $65,658,866 and $64,078,150, respectively. The composition of our investments as of December 31, 2011 is as follows:

	Cost	Fair Value
Common Stock	$43,451,594	$42,053,669
Preferred Stock	17,595,397	17,453,085
Structured Note	4,535,082	4,500,000
Warrants	76,793	71,396
Total Portfolio Investments	65,658,866	64,078,150
Non-Portfolio Investments	26,999,128	27,000,044
Total Investments	$92,657,994	$91,078,194

The fair values of our investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of December 31, 2011 are as follows:

	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock	$—	$1,188,288	$40,865,381	$42,053,669
U.S. Treasury Bill	20,000,044	—	—	20,000,044
Preferred Stock	—	—	17,453,085	17,453,085
Money Market Funds	7,000,000	—	—	7,000,000
Structured Note	—	—	4,500,000	4,500,000
Warrants	—	—	71,396	71,396
Total Investments	$27,000,044	$1,188,288	$62,889,862	$91,078,194

GSV CAPITAL CORP.
(formerly NeXt Innovation Corp.)

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2011

NOTE 3 — PORTFOLIO INVESTMENTS AND FAIR VALUE  – (continued)

The aggregate values of Level 3 portfolio investments changed during the period from January 6, 2011 (date of inception) to December 31, 2011 as follows:

	Common Stock	Preferred Stock	Structured Note	Warrants	Total
Fair value as of January 6, 2011	$—	$—	$—	$—	$—
Purchases of investments	43,451,594	17,595,397	4,535,082	76,793	65,658,866
Change in unrealized depreciation included in earnings	(1,397,925)	(142,312)	(35,082)	(5,397)	(1,580,716)
Transfer to Level 2	(1,188,288)	—	—	—	(1,188,288)
Fair value as of December 31, 2011	$40,865,381	$17,453,085	$4,500,000	$71,396	$62,889,862
Change in unrealized depreciation on Level 3 investments still held as of December 31, 2011	$(457,628)	$(142,312)	$(35,082)	$(5,397)	$(640,419)

During the period from January 6, 2011 (date of inception) to December 31, 2011, there was one transfer from Level 3 to Level 2 related to our investment in Groupon. Due to its public offering in November 2011, observable inputs became available for our valuation as of December 31, 2011. Our shares in Groupon are presently subject to a lock-up agreement that expires on May 1, 2012. The fair value for Groupon was estimated using the close price on a public exchange as of the valuation date, adjusted for a discount due to lack of marketability of 28% that was primarily based on the market price of publicly traded put options with a similar term as the lock-up as of December 31, 2011. Change in unrealized depreciation for the period for Level 3 investments still held as of December 31, 2011, is $640,419.

NOTE 4 — EQUITY OFFERINGS AND RELATED EXPENSES

We issued 5,520,100 shares of our common stock during the period from January 6, 2011 (date of inception) to December 31, 2011. The proceeds raised, the related underwriting fees, the offering expenses and the prices at which these shares were issued are as follows:

Issuances of Common Stock	Number of Shares	Gross Proceeds Raised	Underwriting Fees	Offering Expenses		Offering Price
February 28, 2011	100	$1,500	$—	$—		$15.00
April 28, 2011	3,335,000	50,025,000	3,501,750	527,166	(1)	15.00
September 27, 2011	1,900,000	26,885,000	1,102,000	—		14.15
September 27, 2011	285,000	4,032,750	165,300	531,122	(2)	14.15

(1)	Includes $3,585 of offering expenses that were accrued as of September 30, 2011.
(2)	Amount was reduced by $18,878 after actual expenses for the offering were determined as of December 31, 2011.

GSV CAPITAL CORP.
(formerly NeXt Innovation Corp.)

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2011

NOTE 5 — NET DECREASE IN NET ASSETS PER COMMON SHARE

The following information sets forth the computation of net decrease in net assets resulting from operations per common share for the period from January 6, 2011 (date of inception) to December 31, 2011.

For the period from January 6, 2011 (date of inception) to December 31, 2011
Net decrease in net assets resulting from operations	$(3,613,664)
Weighted average common shares(1)	3,377,429
Basic and diluted earnings per common share	$(1.07)

(1)	Weighted average common shares for the period from January 6, 2011 (date of inception) to December 31, 2011 was calculated starting from the issuance of 100 shares on February 28, 2011.

NOTE 6 — LEGAL CONTINGENCIES

The Company is currently not subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our business, financial condition or results of operations.

NOTE 7 — FINANCIAL HIGHLIGHTS

For the period from January 6, 2011 (date of inception) to December 31, 2011
Per Share Data(1):
Net asset value at beginning of period	$—
Issuance of common shares(2)	14.67
Underwriters’ discount	(0.86)
Offering costs	(0.19)
Net investment loss	(0.37)
Change in unrealized depreciation	(0.30)
Net asset value at end of period	$12.95
Per share market value at end of period	$13.95
Total return based on market value(3)	(7.00)%
Total return based on net asset value(3)	(13.67)%
Shares outstanding at end of period	5,520,100
Ratio/Supplemental Data:
Net assets at end of period	$71,503,248
Average net assets(4)	44,532,523
Annualized ratio of gross operating expenses to average net assets(4)	5.01%
Annualized ratio of net operating expenses to average net assets(4)	5.01%
Annualized ratio of net investment loss to average net assets(4)	(4.64)%

(1)	Financial highlights are based on shares outstanding as of December 31, 2011.

GSV CAPITAL CORP.
(formerly NeXt Innovation Corp.)

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2011

NOTE 7 — FINANCIAL HIGHLIGHTS  – (continued)

(2)	Issuance of common shares is based on the weighted average offering price for the shares issued during the period.
(3)	Total return based on market value is based on the change in market price per share assuming an investment at the initial public offering price of $15.00 per share. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share and the issuance of common shares in the period. The total returns are not annualized.
(4)	Financial Highlights for periods of less than one year are annualized and the ratios of operating expenses to average net assets and net investment loss to average net assets are adjusted accordingly. Non-recurring expenses were not annualized. For the period from January 6, 2011 (date of inception) to December 31, 2011, the Company incurred $198,831 of Organizational Expenses, which were deemed to be non-recurring. Average net assets for the period from January 6, 2011 (date of inception) to December 31, 2011, were calculated starting from the issuance of 100 shares on February 28, 2011.

NOTE 8 — INCOME TAX

The Company will elect to be treated for federal income tax purposes as a RIC. As a RIC, the Company generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that the Company distributes to its stockholders as dividends. In addition to meeting other requirements, the Company must generally distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. As part of maintaining RIC status, undistributed taxable income (subject to a 4% excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the filing of the federal income tax return for the prior year.

NOTE 9 — SUBSEQUENT EVENTS

On January 3, 2012, the Company sold and settled the $20.0 million United States Treasury Bill for a realized loss of $256.

On February 10, 2012, the Company priced a secondary offering, selling 6,900,000 of common shares at a price of $15.00 per share, including an exercise in full by the underwriters of their option to purchase an additional 900,000 shares of common stock to cover overallotments. The secondary offering resulted in net proceeds to the Company of approximately $96.2 million.

Subsequent to December 31, 2011, the Company closed on investments of $5.0 million, plus transaction costs as follows:

The Company closed on an investment of $100,000, plus transaction costs, in AlwaysOn Network, LLC, an internet media company headquartered in Woodside, CA, on January 10, 2012.

The Company closed on an investment of $200,000, plus transaction costs, in Maven Research, Inc., a global knowledge marketplace headquartered in San Francisco, CA, on February 28, 2012.

The Company closed on an investment of $500,000, plus transaction costs, in AltEgo, LLC, an avatar technology and games developer headquartered in Santa Monica, CA, on February 29, 2012.

The Company closed on an investment of $4,000,000, plus transaction costs, in Chegg, Inc., an online textbook rental company headquartered in Santa Clara, CA, on March 7, 2012.

The Company closed on an investment of $150,000, plus transaction costs, in AlwaysOn Network, LLC, an internet media company headquartered in Kelowna, British Columbia, on March 9, 2012.

On February 1, 2012, Facebook, Inc. filed a registration statement with the SEC in connection with its proposed initial public offering. The Company owns 350,000 shares of Class B common stock of Facebook,

GSV CAPITAL CORP.
(formerly NeXt Innovation Corp.)

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2011

NOTE 9 — SUBSEQUENT EVENTS  – (continued)

Inc., which are presently subject to a lock-up agreement that will expire 181 days after the date of the final prospectus relating to Facebook, Inc.’s initial public offering, if consummated.

The Company is presently in the final stages of negotiations with a handful of private company investments that it anticipates entering into within the next 30 to 60 days, subject to applicable closing conditions. These equity investments may be made through the secondary market and involve making deposits in escrow accounts until certain conditions are met. Moreover, each underlying issuer has the right to terminate the deal before such conditions are satisfied. Pursuant to the terms of our agreements with each of these prospective issuers, at such time that these conditions are satisfied, the escrow accounts will close, and our equity investments will be effectuated. Subsequent to December 31, 2011, the Company made $4.9 million in such escrow deposits of which $0.9 million are currently outstanding and subject to applicable closing conditions.

NOTE 10 — SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

The following tables set forth certain quarterly financial information for each of the last four quarters ended December 31, 2011. This information was derived from our unaudited financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any further quarter.

	Total Investment Income		Net Investment Loss		Net Unrealized Depreciation		Net Decrease in Net Assets from Operations
Quarter Ended	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)
March 31, 2011	$—	$—	$(110,808)	$(1,108.08)	$—	$—	$(110,808)	$(1,108.08)
June 30, 2011	—	—	(565,305)	(0.24)	(59,634)	(0.03)	(624,939)	(0.27)
September 30, 2011	53,408	0.02	(680,088)	(0.20)	(494,170)	(0.14)	(1,174,258)	(0.34)
December 31, 2011	108,920	0.02	(677,663)	(0.12)	(1,025,996)	(0.19)	(1,703,659)	(0.31)

(1)	Per share amounts are calculated using weighted average shares outstanding during the period.

GSV CAPITAL CORP.
(formerly NeXt Innovation Corp.)

STATEMENTS OF ASSETS AND LIABILITIES

	March 31, 2012	December 31, 2011
	(Unaudited)
ASSETS
Investments at fair value:
Investments in non-control/non-affiliated securities (cost of $76,325,515 and $65,658,866, respectively)	$75,756,910	$64,078,150
Investment in United States treasury bill (cost of $0 and $19,999,128, respectively)	—	20,000,044
Investments in money market funds (cost of $16,000,000 and $7,000,000, respectively)	16,000,000	7,000,000
Total Investments (cost of $92,325,515 and $92,657,994, respectively)	91,756,910	91,078,194
Cash	75,391,344	385,995
Due from:
GSV Asset Management	14,220	13,470
Portfolio company	70,145	9,249
Accrued interest	258,739	158,389
Prepaid expenses	18,212	92,750
Deferred offering costs	118,972	56,436
Dividend receivable	2,786	1,063
Other assets	59,417	2,696
Total Assets	167,690,745	91,798,242
LIABILITIES
Due to:
GSV Asset Management	16,524	78,427
Other affiliates	5,669	10,782
Payable for unsettled securities transaction	—	19,999,128
Accounts payable	316,880	206,357
Accrued expenses	2,564	300
Total Liabilities	341,637	20,294,994
Commitments and contingencies (Note 6)
Net Assets	$167,349,108	$71,503,248
NET ASSETS
Common stock, par value $0.01 per share (100,000,000 authorized; 12,420,100 and 5,520,100 issued and outstanding, respectively)	$124,201	$55,201
Paid-in capital in excess of par	168,887,770	73,027,847
Accumulated net investment loss	(1,094,002)	—
Accumulated net realized loss on investments	(256)	—
Accumulated net unrealized depreciation on investments	(568,605)	(1,579,800)
Net Assets	$167,349,108	$71,503,248
Net Asset Value Per Share	$13.47	$12.95

See Notes to the Financial Statements.

GSV CAPITAL CORP.
(formerly NeXt Innovation Corp.)

STATEMENTS OF OPERATIONS
(Unaudited)

	Three months ended March 31, 2012	For the period from January 6, 2011 (date of inception) to March 31, 2011(1)
INVESTMENT INCOME
Interest income	$112,101	$—
Dividend income	5,704	—
Total Investment Income	117,805	—
OPERATING EXPENSES
Investment management fees	621,926	—
Costs incurred under administration agreement	345,594	—
Directors’ fees	42,500	—
Professional fees	131,845	16,050
Insurance expense	46,669	—
Investor relations expense	14,250	—
Organization expenses	—	94,640
Other expenses	9,023	118
Total Operating Expenses	1,211,807	110,808
Net Investment Loss	(1,094,002)	(110,808)
Net Realized Loss on Investments	(256)	—
Net Change in Unrealized Appreciation on Investments	1,011,195	—
Net Decrease in Net Assets Resulting From Operations	$(83,063)	$(110,808)
Net Decrease in Net Assets Resulting From Operations Per Common Share	$(0.01)	$(1,108.08)
Weighted Average Common Shares Outstanding	9,387,133	100 (2)

(1)	Certain amounts have been reclassified to conform to the current period’s presentation.
(2)	Weighted average common shares for the period from January 6, 2011 (date of inception) to March 31, 2011 was calculated starting from the issuance of 100 shares on February 28, 2011.

See Notes to the Financial Statements.

GSV CAPITAL CORP.
(formerly NeXt Innovation Corp.)

STATEMENTS OF CHANGES IN NET ASSETS
(Unaudited)

	Three months ended March 31, 2012	For the period from January 6, 2011 (date of inception) to March 31, 2011
Increase (Decrease) in Net Assets Resulting From Operations
Net Investment Loss	$(1,094,002)	$(110,808)
Net Realized Loss on Investments	(256)	—
Net Change in Unrealized Appreciation on Investments	1,011,195	—
Net Decrease in Net Assets Resulting From Operations	(83,063)	(110,808)
Capital Share Transactions
Net Proceeds from Common Shares Issued	96,255,000	1,500
Offering Costs	(326,077)	—
Net Capital Share Transactions	95,928,923	1,500
Total Increase (Decrease) in Net Assets	95,845,860	(109,308)
Net Assets at Beginning of Period	71,503,248	—
Net Assets at End of Period	$167,349,108	$(109,308)
Capital Share Activity
Shares Issued	6,900,000	100
Shares Outstanding at Beginning of Period	5,520,100	—
Shares Outstanding at End of Period	12,420,100	100

See Notes to the Financial Statements.

GSV CAPITAL CORP.
(formerly NeXt Innovation Corp.)

STATEMENTS OF CASH FLOWS
(Unaudited)

	Three months ended March 31, 2012	For the period from January 6, 2011 (date of inception) to March 31, 2011(1)
Cash Flows from Operating Activities
Net decrease in net assets resulting from operations	$(83,063)	$(110,808)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized loss on investments	256	—
Net change in unrealized appreciation on investments	(1,011,195)	—
Purchases of investments in:
Non-control/non-affiliated securities	(10,666,649)	—
United States treasury bill	(19,999,128)	—
Money market funds	(10,000,000)	—
Proceeds from sales of investments in:
United States treasury bill	19,998,872	—
Money market funds	1,000,000	—
Change in operating assets and liabilities:
Due from GSV Asset Management	(750)	—
Due from portfolio company	(60,896)	—
Accrued interest	(100,350)	—
Prepaid expenses	74,538	—
Dividend receivable	(1,723)	—
Other assets	(56,721)	—
Due to GSV Asset Management	(61,903)	570
Due to other affiliates	(5,113)	95,225
Accounts payable	47,987	9,426
Accrued expenses	2,264	69,269
Net Cash Provided by (Used in) Operating Activities	(20,923,574)	63,682
Cash Flows from Financing Activities
Net proceeds from common shares issued	96,255,000	1,500
Offering costs	(326,077)	(63,800)
Net Cash Provided by (Used in) Financing Activities	95,928,923	(62,300)
Total Increase in Cash Balance	75,005,349	1,382
Cash Balance at Beginning of Period	385,995	—
Cash Balance at End of Period	$75,391,344	$1,382
Non-Cash Items
Increase in deferred offering costs	$(62,536)	$(242,180)
Increase in accrued expenses	$—	$122,093
Increase in accounts payable	$62,536	$120,087
Structured notes converted to preferred shares	$674,651	$—
Warrants exercised for preferred shares	$53,665	$—

(1)	Certain amounts have been reclassified to conform to the current period’s presentation.

See Notes to the Financial Statements.

GSV Capital Corp.
(formerly NeXt Innovation Corp.)

Schedule of Investments
March 31, 2012
(Unaudited)

Portfolio Investments*	Headquarters/ Industry	Shares/Par Amount	Cost	Fair Value	% of Net Assets
AltEgo, LLC	Santa Monica, CA
Preferred shares, Series B-2	Social Media Online Gaming	500,000	$510,473	$500,000	0.30%
AlwaysOn, LLC(1)	Woodside, CA
Structured note, 10%, due 1/9/2013 and warrant	Social Media	$250,000	250,000	250,000	0.15%
Bloom Energy Corporation	Sunnyvale, CA
Common shares	Fuel Cell Energy	141,389	2,705,118	2,626,335	1.57%
Chegg, Inc.	Santa Clara, CA
Common shares	Textbook Rental	774,193	6,003,694	5,999,996	3.58%
Preferred shares, Series F		500,000	4,007,749	4,000,000	2.39%
Total			10,011,443	9,999,996	5.97%
Control4 Corporation	Salt Lake City, UT
Common shares	Home Automation	666,667	1,035,961	1,000,000	0.60%
CUX, Inc.	Mechanicsburg, PA
Preferred shares, Series C	Corporate Education	246,305	2,000,000	2,000,000	1.19%
DreamBox Learning, Inc.	Bellevue, WA
Preferred shares, Series A	Education Technology	3,579,610	758,017	750,000	0.45%
Dropbox, Inc.	San Francisco, CA
Preferred shares, Series A	Online Storage	552,486	5,015,333	4,999,998	2.99%
Facebook, Inc.(2)	Palo Alto, CA
Common shares, Class B	Social Networking	350,000	10,472,294	11,200,000	6.69%
Gilt Groupe, Inc.	New York, NY
Common shares	e-Commerce Flash Sales	203,100	5,576,979	5,499,250	3.29%
Grockit, Inc.	San Francisco, CA
Preferred shares, Series D	Online Test Preparation	2,728,252	2,005,945	2,000,000	1.19%
Groupon, Inc.(3)	Chicago, IL
Common shares	Online Deals	80,000	2,128,585	1,367,472	0.82%
Kno, Inc.	Santa Clara, CA
Preferred shares, Series C	Digital	440,313	2,262,006	2,250,000	1.34%
Common shares	Textbooks	50,000	214,681	205,000	0.12%
Total			2,476,687	2,455,000	1.46%

See Notes to the Financial Statements.

GSV Capital Corp.
(formerly NeXt Innovation Corp.)

Schedule of Investments (continued)
March 31, 2012
(Unaudited)

Portfolio Investments*	Headquarters/Industry	Shares/Par Amount	Cost	Fair Value	% of Net Assets
Maven Research, Inc.	Scottsdale, AZ
Preferred shares, Series B	Consulting	49,505	$217,206	$200,000	0.12%
PJB Fund LLC(1)(4)	San Francisco, CA
Structured note, 10%, due 8/15/2012	Social Gaming	$4,000,000	4,029,259	4,000,000	2.39%
Serious Energy, Inc.	Sunnyvale, CA
Common shares	Green Materials	178,095	739,130	712,380	0.43%
SharesPost, Inc.	San Bruno, CA
Preferred shares, Series B	Online	1,771,653	2,257,984	2,256,752	1.35%
Common warrants, $0.13 strike price, expire 6/15/2018	Marketplace (Finance)	770,934	23,128	9,251	0.01%
Total			2,281,112	2,266,003	1.36%
Silver Spring Networks, Inc.	Redwood City, CA
Common shares	Smart Grid	110,143	1,155,271	1,101,430	0.66%
StormWind, LLC	Scottsdale, AZ
Preferred shares, Series B	Electronic	3,279,629	2,019,687	2,000,000	1.19%
The Echo System Corp.(1)	New York, NY
Preferred shares, Series A	Social Analytics	512,365	1,436,404	1,639,568	0.98%
Preferred warrants, $0.20 strike price, expire 11/14/2016		68,359	75,988	75,988	0.05%
Total			1,512,392	1,715,556	1.03%
The rSmart Group, Inc.	Scottsdale, AZ
Preferred shares, Series B	Higher Education Learning Platform	1,201,923	1,264,927	1,250,000	0.75%
TrueCar, Inc.	Santa Monica, CA
Common shares	Online Marketplace (Cars)	377,358	2,014,863	1,999,997	1.19%
Twitter, Inc.	San Francisco, CA
Common shares	Social Communication	735,600	12,321,179	12,113,493	7.24%
ZocDoc Inc.	New York, NY
Preferred shares, Series A	Online Medical Scheduling	200,000	3,563,178	3,500,000	2.09%

See Notes to the Financial Statements.

GSV Capital Corp.
(formerly NeXt Innovation Corp.)

Schedule of Investments (continued)
March 31, 2012
(Unaudited)

Portfolio Investments*	Headquarters/Industry	Shares/Par Amount	Cost	Fair Value	% of Net Assets
ZoomSystems	San Francisco, CA
Preferred shares, Series A	Smart e-tail (Retail)	1,250,000	$260,476	$250,000	0.15%
Total Portfolio Investments			$76,325,515	$75,756,910	45.27%
Money Market Funds(1)
Fidelity Institutional Money Market Funds
Money Market Portfolio		8,000,000	8,000,000	8,000,000	4.78%
Prime Money Market Portfolio		8,000,000	8,000,000	8,000,000	4.78%
Total Money Market Funds			16,000,000	16,000,000	9.56%
Total Investments			$92,325,515	$91,756,910	54.83%

*	All portfolio investments are non-control/non-affiliated and non-income producing, unless identified. Equity investments are subject to lock-up restrictions upon their initial public offering.
(1)	Investment is income producing.
(2)	On February 1, 2012, Facebook, Inc. filed a registration statement with the SEC in connection with its proposed initial public offering. The Company owns 350,000 shares of Class B common stock of Facebook, Inc., which are presently subject to a lock-up agreement that will expire 181 days after the date of the final prospectus relating to Facebook, Inc.’s initial public offering, if consummated.
(3)	On November 8, 2011, Groupon, Inc. priced its initial public offering, selling 35,000,000 shares at a price of $20.00 per share. GSV Capital Corp.’s shares in Groupon are subject to a lock-up agreement that expires on June 1, 2012. At March 31, 2012, GSV Capital Corp. valued Groupon based on its March 30, 2012 closing price, less a discount for the lock-up restriction.
(4)	Represents a $4 million unsecured promissory note with an interest rate of 10% and maturity date of August 15, 2012 that was issued by PJB Fund LLC that may be repaid, at PJB Fund LLC’s election, either by transfer of a certain number of shares of common stock of Zynga, Inc. or with a cash amount of equivalent value. The amount payable under the note will be equal to the face amount, plus the greater of accrued interest (at a rate of 10%) or a return based on the relative value of Zynga, Inc. To the extent the borrower repays the note in cash, GSV Capital Corp. would have no further direct or indirect interest in Zynga, Inc. On December 15, 2011, Zynga, Inc. priced its initial public offering, selling 100,000,000 shares at a price of $10.00 per share.

See Notes to the Financial Statements.

GSV Capital Corp.
(formerly NeXt Innovation Corp.)

Schedule of Investments
December 31, 2011

Portfolio Investments*	Headquarters/Industry	Shares/Par Amount	Cost	Fair Value	% of Net Assets
Bloom Energy Corporation	Sunnyvale, CA
Common shares	Fuel Cell Energy	96,389	$1,815,818	$1,771,335	2.48%
Chegg, Inc.	Santa Clara, CA
Common shares	Textbook Rental	774,193	6,003,694	5,999,996	8.39%
Control4 Corporation	Salt Lake City, UT
Common shares	Home Automation	666,667	1,034,827	1,000,000	1.40%
DreamBox Learning, Inc.	Bellevue, WA
Preferred shares, Series A	Education Technology	3,579,610	757,955	750,000	1.05%
Dropbox, Inc.	San Francisco, CA
Preferred shares, Series A	Online Storage	552,486	5,015,333	4,999,998	6.99%
Facebook, Inc.	Palo Alto, CA
Common shares, Class B	Social Networking	350,000	10,465,981	10,462,500	14.63%
Gilt Groupe, Inc.	New York, NY
Common shares	e-Commerce Flash Sales	203,100	5,576,979	5,499,250	7.69%
Grockit, Inc.	San Francisco, CA
Preferred shares, Series B	Online Test Preparation	2,728,252	2,005,945	2,000,000	2.80%
Groupon, Inc.(2)	Chicago, IL
Common shares	Online Deals	80,000	2,128,585	1,188,288	1.66%
Kno, Inc.	Santa Clara, CA
Preferred shares, Series C	Digital	440,313	2,262,006	2,250,000	3.15%
Common shares	Textbooks	50,000	214,303	205,000	0.29%
Total			2,476,309	2,455,000	3.44%
PJB Fund LLC(1)(3)	San Francisco, CA
Structured note, 10%, due 8/15/2012	Social Gaming	$4,000,000	4,029,259	4,000,000	5.59%
Serious Energy, Inc.	Sunnyvale, CA
Common shares	Green Materials	178,095	739,130	712,380	1.00%

See Notes to the Financial Statements.

GSV Capital Corp.
(formerly NeXt Innovation Corp.)

Schedule of Investments (continued)
December 31, 2011

Portfolio Investments*	Headquarters/Industry	Shares/Par Amount	Cost	Fair Value	% of Net Assets
SharesPost, Inc.	San Bruno, CA
Preferred shares, Series B	Online	1,776,970	$2,257,984	$2,256,752	3.16%
Common warrants, $0.13 strike price, expire 6/15/2018	Marketplace (Finance)	770,934	23,128	17,731	0.02%
Total			2,281,112	2,274,483	3.18%
Silver Spring Networks, Inc.	Redwood City, CA
Common shares	Smart Grid	110,143	1,153,381	1,101,430	1.54%
StormWind, LLC	Scottsdale, AZ
Preferred shares, Series B	Electronic	1,711,111	959,209	946,335	1.32%
Preferred warrants, $0.64 strike price, expire 12/1/2012	Marketing and Business Services	1,568,518	53,665	53,665	0.08%
Total			1,012,874	1,000,000	1.40%
The Echo System Corp.(1)	New York, NY
Structured note, 6%, due 1/28/2013, and warrant, $0.20 strike price, expires 11/14/2016	Social Analytics	$500,000	505,823	500,000	0.70%
The rSmart Group, Inc.	Scottsdale, AZ
Preferred shares, Series B	Higher Education Learning Platform	480,769	513,311	500,000	0.70%
TrueCar, Inc.	Santa Monica, CA
Common shares	Online Marketplace (Cars)	377,358	2,014,551	1,999,997	2.80%
Twitter, Inc.	San Francisco, CA
Common shares	Social Communication	735,600	12,304,345	12,113,493	16.94%
ZocDoc Inc.	New York, NY
Preferred shares	Online Medical Scheduling	200,000	3,563,178	3,500,000	4.89%
ZoomSystems	San Francisco, CA
Preferred shares, Series A	Smart e-tail (Retail)	1,250,000	260,476	250,000	0.35%
Total Portfolio Investments			$65,658,866	$64,078,150	89.62%

See Notes to the Financial Statements.

GSV Capital Corp.
(formerly NeXt Innovation Corp.)

Schedule of Investments (continued)
December 31, 2011

Non-Portfolio Investments	Headquarters/Industry	Shares/Par Amount	Cost	Fair Value	% of Net Assets
United States Treasury(1)
United States Treasury Bill, 0%, due 1/26/2012		$20,000,000	$19,999,128	$20,000,044	27.97%
Money Market Funds(1)
Fidelity Institutional Money Market Funds
Money Market Portfolio		3,500,000	3,500,000	3,500,000	4.89%
Prime Money Market Portfolio		3,500,000	3,500,000	3,500,000	4.89%
Total Money Market Funds			7,000,000	7,000,000	9.78%
Total Investments			$92,657,994	$91,078,194	127.37%

*	All portfolio investments are non-control/non-affiliated and non-income producing, unless identified. Equity investments are subject to lock-up restrictions upon their initial public offering.
(1)	Investment is income producing.
(2)	On November 8, 2011, Groupon, Inc. priced its initial public offering, selling 35,000,000 shares at a price of $20.00 per share. GSV Capital Corp.’s shares in Groupon are subject to a lock-up agreement that expires on May 1, 2012.
(3)	Represents a $4 million unsecured promissory note with an interest rate of 10% and maturity date of August 15, 2012 that was issued by PJB Fund LLC that may be repaid, at PJB Fund LLC’s election, either by transfer of a certain number of shares of common stock of Zynga, Inc. or with a cash amount of equivalent value. The amount payable under the note will be equal to the face amount, plus the greater of accrued interest (at a rate of 10%) or a return based on the relative value of Zynga, Inc. To the extent the borrower repays the note in cash, GSV Capital Corp. would have no further direct or indirect interest in Zynga, Inc. On December 15, 2011, Zynga, Inc. priced its initial public offering, selling 100,000,000 shares at a price of $10.00 per share.

See Notes to the Financial Statements.

GSV CAPITAL CORP.
(formerly NeXt Innovation Corp.)

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2012
(Unaudited)

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

GSV Capital Corp. (formerly NeXt Innovation Corp., the “Company”, “we”, “our” or “GSV Capital”) was formed in September 2010 as a Maryland corporation structured as an externally managed, non-diversified closed-end management investment company. The Company has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company is managed by GSV Asset Management, LLC (formerly NeXt Asset Management, “GSV Asset Management”).

The Company’s date of inception is January 6, 2011, which is the date it commenced its development stage activities. On February 28, 2011, the Company, which had not yet begun investment operations, issued 100 shares which were owned by an officer of the Company who is also a principal of GSV Asset Management. On April 28, 2011, the Company priced its initial public offering, selling 3,335,000 shares at a price of $15.00 per share. The initial public offering closed on May 3, 2011, resulting in net proceeds to the Company of approximately $46.5 million. The Company’s shares are currently listed on the NASDAQ Capital Market under the symbol “GSVC”. The Company began its investment operations during the second quarter.

The Company’s investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity investments. The Company invests principally in the equity securities of venture capital-backed and rapidly growing emerging companies. The Company may also invest on an opportunistic basis in select publicly-traded equity securities of rapidly growing companies that otherwise meet its investment criteria.

On March 28, 2011, the board of directors (the “Board”) of the Company approved Articles of Amendment and Restatement, reflecting a change in the Company’s name from NeXt BDC Capital Corp. to NeXt Innovation Corp., which Articles of Amendment and Restatement became effective upon filing with the State Department of Assessment and Taxation of the State of Maryland on March 29, 2011. Then, on May 26, 2011, the board of directors of the Company approved Articles of Amendment, reflecting a change in the Company’s name from NeXt Innovation Corp. to GSV Capital Corp., which Articles of Amendment became effective upon filing with the State Department of Assessment and Taxation of the State of Maryland on May 26, 2011.

On September 26, 2011, the Company priced a secondary offering, selling 2,185,000 of common shares at a price of $14.15 per share, including an exercise in full by the underwriters of their option to purchase an additional 285,000 shares of common stock to cover overallotments. The secondary offering resulted in net proceeds to the Company of approximately $29.6 million.

On February 10, 2012, the Company priced a secondary offering, selling 6,900,000 of common shares at a price of $15.00 per share, including an exercise in full by the underwriters of their option to purchase an additional 900,000 shares of common stock to cover overallotments. The secondary offering resulted in net proceeds to the Company of approximately $96.2 million.

Summary of Significant Accounting Policies

Basis of Presentation

The interim financial statements of the Company are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Regulation S-X. In the opinion of management, all adjustments, all of which were of a normal recurring nature, considered necessary for the fair presentation of financial statements for the interim period have been included. The results of operations for the current period

GSV CAPITAL CORP.
(formerly NeXt Innovation Corp.)

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2012
(Unaudited)

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

are not necessarily indicative of results that ultimately may be achieved for any other interim period or for the year ending December 31, 2012. The interim unaudited financial statements and notes hereto should be read in conjunction with the audited financial statements and notes thereto contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

In accordance with Regulation S-X under the Securities Act of 1933 and Securities Exchange Act of 1934, the Company does not consolidate portfolio company investments.

Use of Estimates

The preparation of financial statements requires the Company to make a number of significant estimates. These include estimates of fair value of certain assets and liabilities and other estimates that affect the reported amounts of certain assets and liabilities as of the date of the financial statements and the reported amounts of certain revenues and expenses during the reported period. It is likely that changes in these estimates will occur in the near term. Our estimates are inherently subjective in nature and actual results could differ from our estimates and the differences could be material.

Investments

The Company applies fair value accounting in accordance with GAAP. The Company generally values its assets on a quarterly basis, or more frequently if required under the 1940 Act. Securities for which market quotations are readily available on an exchange are valued at the closing price of such security on the valuation date; however, if they remain subject to lock-up restrictions they are discounted accordingly. The Company may also obtain quotes with respect to certain of its investments from pricing services or brokers or dealers in order to value assets. When doing so, the Company determines whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, the Company uses the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of GSV Asset Management, the Board or the Valuation Committee of the Board (the “Valuation Committee”), does not represent fair value, shall each be valued as follows:

1.	The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;
2.	Preliminary valuation conclusions are then documented and discussed with GSV Asset Management senior management;
3.	An independent third-party valuation firm is engaged by, or on behalf of, the Valuation Committee to conduct independent appraisals and review management’s preliminary valuations and make their own independent assessment, for all material investments;
4.	The Valuation Committee discusses valuations and recommends the fair value of each investment in the portfolio in good faith based on the input of GSV Asset Management and the independent third-party valuation firm; and,
5.	The Board then discusses the valuations and determines in good faith the fair value of each investment in the portfolio based upon input of GSV Asset Management, estimates from the independent valuation firm and the recommendations of the Valuation Committee.

GSV CAPITAL CORP.
(formerly NeXt Innovation Corp.)

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2012
(Unaudited)

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

In making our good faith determination of the fair value of investments, we consider valuation methodologies consistent with industry practice. Valuation methods, among other measures and as applicable, may include comparisons to prices from secondary market transactions and recent venture capital financings, analysis of financial ratios and valuation metrics of the portfolio companies that issued such private equity securities to peer companies that are public, analysis of the portfolio companies’ most recent financial statements and forecasts, and the markets in which the portfolio company does business, and other relevant factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Company will consider the pricing indicated by the external event to corroborate the private equity valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1.  Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company has the ability to access (examples include active exchange-traded equity securities, exchange-traded derivatives, and most U.S. Government and agency securities).

Level 2.  Financial assets and liabilities whose values are based on quoted prices in markets that are not active or model inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets;
b)	Quoted prices for identical or similar assets or liabilities in non-active markets (examples include corporate and municipal bonds, which trade infrequently);
c)	Pricing models whose inputs are observable for substantially the full term of the asset or liability (examples include most over-the-counter derivatives, including foreign exchange forward contracts); and,
d)	Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability.

Level 3.  Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability (examples include certain of our private equity investments).

When the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that

GSV CAPITAL CORP.
(formerly NeXt Innovation Corp.)

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2012
(Unaudited)

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

are observable (Levels 1 and 2) and unobservable (Level 3). Therefore gains and losses for such assets and liabilities categorized within the Level 3 table set forth in Note 3 may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3).

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in/out of the Level 3 category as of the beginning of the quarter in which the reclassifications occur.

Securities Transactions

Securities transactions are accounted for on the date the transaction for the purchase or sale of the securities is entered into by the Company (i.e., trade date). Securities transactions outside conventional channels, such as private transactions, are recorded as of the date the Company obtains the right to demand the securities purchased or to collect the proceeds from a sale, and incurs an obligation to pay for securities purchased or to deliver securities sold, respectively.

Portfolio Company Investment Classification

We are a non-diversified company within the meaning of the 1940 Act. We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual directly or indirectly owns beneficially more than 25% of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist when a company or individual directly or indirectly owns, controls or holds the power to vote 5% or more of the outstanding voting securities of another person. At March 31, 2012 and December 31, 2011, no investments were deemed to be control or affiliated investments.

Cash

The Company places its cash with U.S. Bank, N.A. and First Republic Bank, N.A., and at times, cash held in these accounts may exceed the Federal Deposit Insurance Corporation insured limit. The Company also invests a portion of its cash in money market funds, within limitations of the 1940 Act.

Revenue Recognition

The Company’s revenue recognition policies are as follows:

Sales:  Gains or losses on the sale of investments are determined using the specific identification method.

Interest:  Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis.

Dividends:  Dividend income is recognized on the ex-dividend date.

Investment Transaction Costs and Escrow Deposits

Commissions and other costs associated with an investment transaction, including legal expenses, are included in the cost basis of purchases and deducted from the proceeds of sales. The Company makes certain acquisitions on the secondary market which involves making deposits to escrow accounts until certain conditions are met including the underlying private company’s right of first refusal. If the underlying private company does not exercise its right to first refusal and all other conditions are met, then the funds in the escrow account are delivered to the seller and the account is closed. These transactions are reflected on the Statement of Assets and Liabilities as Escrow deposits. At March 31, 2012 and December 31, 2011, the Company had $0 in Escrow deposits.

GSV CAPITAL CORP.
(formerly NeXt Innovation Corp.)

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2012
(Unaudited)

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Payable for Unsettled Securities Transaction

Payable for unsettled securities transaction relates to the purchase of the United States Treasury Bill that was unsettled at December 31, 2011 and settled in January 2012.

Unrealized Appreciation or Depreciation on Investments

Unrealized appreciation or depreciation is calculated as the difference between the fair value of the investment and the cost basis of such investment.

U.S. Federal and State Income Taxes

The Company intends to elect to be treated as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, and intends to operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to distribute to its stockholders on a timely basis at least 90% of investment company taxable income, as defined by the Code, for each year. So long as the Company maintains its status as a RIC, it generally will not pay corporate-level U.S. federal and state income taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. Rather, any tax liability related to income earned by the Company will represent obligations of the Company’s investors and will not be reflected in the financial statements of the Company.

The Company evaluates tax positions taken or expected to be taken in the course of preparing its financial statements to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The Company recognizes the tax benefits of uncertain tax positions only where the position has met the “more-likely-than-not” threshold. The Company classifies penalties and interest associated with income taxes, if any, as income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, ongoing analyses of tax laws, regulations and interpretations thereof. The Company did not have any unrecognized tax benefits as of the period presented herein. The Company identified its major tax jurisdictions as U.S. federal and California, and is not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will change materially in the next 12 months.

Organization and Offering Costs

Organization costs include costs relating to the formation and incorporation of the business. These costs were expensed as incurred. For the period from January 6, 2011 (date of inception) to March 31, 2011, the Company has incurred and expensed organization costs of $94,640. The Company did not incur organization costs for the three months ended March 31, 2012.

Offering costs include legal fees and other costs pertaining to the public offerings. As of March 31, 2012, $118,972 of offering costs were deferred which are related to our shelf offering and $326,077 of offering costs were offset against capital proceeds from the secondary offering on February 10, 2012. As of March 31, 2011, these costs were deferred and were offset against capital proceeds from the initial public offering on April 28, 2011. As of December 31, 2011, $56,436 of offering costs were deferred which were related to our offering on February 10, 2012.

Per Share Information

Basic and diluted earnings (loss) per common share is calculated using the weighted average number of shares outstanding for the period presented. Basic and diluted earnings (loss) per share are the same since there are no potentially dilutive securities outstanding.

GSV CAPITAL CORP.
(formerly NeXt Innovation Corp.)

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2012
(Unaudited)

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Capital Accounts

Certain capital accounts including undistributed net investment income, accumulated net realized gain or loss, net unrealized appreciation or depreciation, and paid-in capital in excess of par, are adjusted, at least annually, for permanent differences between book and tax. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from GAAP. GAAP requires that certain components of net assets relating to permanent difference be reclassified between financial and tax reporting. These reclassifications have no effect on the net assets or net asset value per share and are intended to enable the Company’s stockholders to determine the amount of accumulated and undistributed earnings they potentially could receive in the future and on which they could be taxed. For the period from January 6, 2011 (date of inception) to December 31, 2011, the net investment loss of $2,033,864 was determined to be a permanent difference and reduced paid-in capital in excess of par in the Statement of Assets and Liabilities.

Recently Adopted Accounting Standards

In May 2011, the Financial Accounting Standards Board (“FASB”) issued guidance clarifying how to measure and disclose fair value. This guidance amends the application of the “highest and best use” concept to be used only in the measurement of fair value of nonfinancial assets, clarifies that the measurement of the fair value of equity-classified financial instruments should be performed from the perspective of a market participant who holds the instrument as an asset, clarifies that an entity that manages a group of financial assets and liabilities on the basis of its net risk exposure can measure those financial instruments on the basis of its net exposure to those risks, and clarifies when premiums and discounts should be taken into account when measuring fair value. The fair value disclosure requirements also were amended. The amended guidance is to be applied prospectively. For public entities, the guidance is effective during interim and annual periods beginning after December 15, 2011. The adoption of this guidance did not have a significant impact on our financial condition, results of operations or cash flows.

NOTE 2 — RELATED PARTY ARRANGEMENTS

Investment Advisory Agreement

The Company entered into an investment advisory agreement with GSV Asset Management (the “Advisory Agreement”) in connection with its initial public offering. Pursuant to the Advisory Agreement, GSV Asset Management will be paid a base annual fee of 2% of gross assets, and an annual incentive fee equal to the lesser of (i) 20% of the Company’s realized capital gains during each calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and (ii) 20% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. For the period from the close of the initial public offering through and including December 31, 2011, the fee was payable monthly in arrears, and was calculated based on the initial value of the Company’s assets upon the closing of the public offering. For the three months ended March 31, 2012, GSV Asset Management earned $621,926 in base fees and $0 in incentive fees. For the period from January 6, 2011 (date of inception) to March 31, 2011, no services were performed by GSV Asset Management, and no fees were paid or accrued.

As of March 31, 2012, the Company was due $14,220 from GSV Asset Management for reimbursement of travel-related expenses paid for by the Company that were the responsibility of GSV Asset Management, and is included in the Statement of Assets and Liabilities.

GSV CAPITAL CORP.
(formerly NeXt Innovation Corp.)

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2012
(Unaudited)

NOTE 2 — RELATED PARTY ARRANGEMENTS  – (continued)

As of March 31, 2012, the Company owed certain officers and directors $5,669 for reimbursements of other expenses. The Company owed GSV Asset Management $16,524 for reimbursements of travel-related expenses. These are included in the Statement of Assets and Liabilities.

As of December 31, 2011, the Company was due $13,470 from GSV Asset Management for reimbursement of travel-related expenses paid for by the Company that were the responsibility of GSV Asset Management, and is included in the Statement of Assets and Liabilities.

As of December 31, 2011, the Company owed certain officers and directors $10,782 for reimbursements of travel-related and other expenses. The Company owed GSV Asset Management $78,427 for management fees and reimbursements of travel-related and other expenses. These are included in the Statement of Assets and Liabilities.

Administration Agreement

The Company entered into an administration agreement with GSV Capital Service Company (the “Administration Agreement”) to provide administrative services, including furnishing the Company with office facilities, equipment, clerical, bookkeeping, record keeping services and other administrative services, in connection with its initial public offering and ongoing operations. The Company reimburses GSV Capital Service Company an allocable portion of overhead and other expenses in performing its obligations under the Administration Agreement. There was $345,594 in such costs incurred under the Administration Agreement for the three months ended March 31, 2012. There were no costs incurred under the Administration Agreement for the period from January 6, 2011 (date of inception) to March 31, 2011.

License Agreement

The Company entered into a license agreement with GSV Asset Management pursuant to which GSV Asset Management has agreed to grant the Company a non-exclusive, royalty-free license to use the name “GSV.” Under this agreement, the Company has the right to use the GSV name for so long as the Advisory Agreement with GSV Asset Management is in effect. Other than with respect to this limited license, the Company has no legal right to the “GSV” name.

NOTE 3 — PORTFOLIO INVESTMENTS AND FAIR VALUE

At March 31, 2012, the Company had 29 investments in 25 portfolio companies. The total cost and fair value of the 29 positions were $76,325,515 and $75,756,910, respectively. At December 31, 2011, the Company had 24 investments in 21 portfolio companies. The total cost and fair value of the 24 positions were $65,658,866 and $64,078,150, respectively. The composition of our investments as of March 31, 2012 and December 31, 2011 are as follows:

	March 31, 2012 (Unaudited)		December 31, 2011
	Cost	Fair Value	Cost	Fair Value
Common Stock	$44,367,755	$43,825,353	$43,451,594	$42,053,669
Preferred Stock	27,579,385	27,596,318	17,595,397	17,453,085
Structured Note	4,279,259	4,250,000	4,535,082	4,500,000
Warrants	99,116	85,239	76,793	71,396
Total Portfolio Investments	76,325,515	75,756,910	65,658,866	64,078,150
Non-Portfolio Investments	16,000,000	16,000,000	26,999,128	27,000,044
Total Investments	$92,325,515	$91,756,910	$92,657,994	$91,078,194

GSV CAPITAL CORP.
(formerly NeXt Innovation Corp.)

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2012
(Unaudited)

NOTE 3 — PORTFOLIO INVESTMENTS AND FAIR VALUE  – (continued)

The table below presents the valuation techniques and the nature of significant inputs used to determine the fair values of our Levels 2 and 3 investments as of March 31, 2012.

Asset	Fair Value	Valuation Techniques	Unobservable inputs	Range
Common stock in public company	$1,367,472	Market approach	Discount for lack of marketability	7%
Common stock in private companies	$42,457,881	Market approach	Precedent transactions	N/A
Preferred stock in private companies	$27,596,318	Market approach	Precedent transactions	N/A
Structured notes	$4,250,000	Income approach	Expected return	10%
Warrants	$85,239	Option pricing model	Term to expiration*	See below
			Stock price*	See below
			Volatility*	See below

*	The Echo System Corp. warrants have an estimated term of 4.6 years, a stock price of $3.20 and a volatility of 40%, and the SharesPost, Inc. warrants have an estimated term of 2.3 years, a stock price of $0.10 and a volatility of 35%.

The significant unobservable input used in the fair value of the common stock in public companies is the discount for lack of marketability. A higher discount results in a lower value, all else equal. The significant unobservable inputs used in the fair value of the warrants are the term to expiration, stock price and volatility. A higher stock price and a longer time to expiration result in higher values, all else equal.

The fair values of our investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of March 31, 2012 and December 31, 2011 are as follows:

As of March 31, 2012 (Unaudited)

	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock	$—	$1,367,472	$42,457,881	$43,825,353
Preferred Stock	—	—	27,596,318	27,596,318
Money Market Funds	16,000,000	—	—	16,000,000
Structured Note	—	—	4,250,000	4,250,000
Warrants	—	—	85,239	85,239
Total Investments	$16,000,000	$1,367,472	$74,389,438	$91,756,910

GSV CAPITAL CORP.
(formerly NeXt Innovation Corp.)

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2012
(Unaudited)

NOTE 3 — PORTFOLIO INVESTMENTS AND FAIR VALUE  – (continued)

As of December 31, 2011

	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock	$—	$1,188,288	$40,865,381	$42,053,669
U.S. Treasury Bill	20,000,044	—	—	20,000,044
Preferred Stock	—	—	17,453,085	17,453,085
Money Market Funds	7,000,000	—	—	7,000,000
Structured Note	—	—	4,500,000	4,500,000
Warrants	—	—	71,396	71,396
Total Investments	$27,000,044	$1,188,288	$62,889,862	$91,078,194

The aggregate values of Level 3 portfolio investments changed during the three months ended March 31, 2012 and the period from January 6, 2011 (date of inception) to December 31, 2011 as follows:

	Three months ended March 31, 2012 (Unaudited)
	Common Stock	Preferred Stock	Structured Note	Warrants	Total
Fair value as of December 31, 2011	$40,865,381	$17,453,085	$4,500,000	$71,396	$62,889,862
Purchases of investments	916,161	9,249,921	500,567	—	10,666,649
Exercises, conversions and assignments(1)	—	734,067	(756,390)	22,323	—
Change in unrealized appreciation (depreciation) included in earnings	676,339	159,245	5,823	(8,480)	832,927
Fair value as of March 31, 2012	$42,457,881	$27,596,318	$4,250,000	$85,239	$74,389,438
Change in unrealized appreciation (depreciation) on Level 3 investments still held as of March 31, 2012	$676,339	$159,245	$—	$(8,480)	$827,104

(1)	During the three months ended March 31, 2012, the Company converted its structured notes to preferred shares in The Echo System Corp. and exercised its warrants for preferred shares in StormWind, LLC. A portion of The Echo System Corp. structured notes attributable to the warrants was reclassified during the same period.

GSV CAPITAL CORP.
(formerly NeXt Innovation Corp.)

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2012
(Unaudited)

NOTE 3 — PORTFOLIO INVESTMENTS AND FAIR VALUE  – (continued)

	From January 6, 2011 (date of inception) to December 31, 2011
	Common Stock	Preferred Stock	Structured Note	Warrants	Total
Fair value as of January 6, 2011	$—	$—	$—	$—	$—
Purchases of investments	43,451,594	17,595,397	4,535,082	76,793	65,658,866
Change in unrealized depreciation included in earnings	(1,397,925)	(142,312)	(35,082)	(5,397)	(1,580,716)
Transfer to Level 2	(1,188,288)	—	—	—	(1,188,288)
Fair value as of December 31, 2011	$40,865,381	$17,453,085	$4,500,000	$71,396	$62,889,862
Change in unrealized depreciation on Level 3 investments still held as of December 31, 2011	$(457,628)	$(142,312)	$(35,082)	$(5,397)	$(640,419)

During the three months ended March 31, 2012, there were no transfers between levels. As of March 31, 2012, there was a significant change in unrealized appreciation related to our investment in Facebook, Inc. Facebook, Inc. filed its registration statement for an initial public offering and in accordance with our valuation policy, secondary market transactions were considered in determining fair value. Our shares in Groupon, Inc. are presently subject to a lock-up agreement that expires on June 1, 2012. The fair value for Groupon was estimated using the close price on a public exchange as of the valuation date, adjusted for a discount due to lack of marketability of 7% that was primarily based on the market price of publicly traded put options with a similar term as the lock-up as of March 31, 2012.

During the period from January 6, 2011 (date of inception) to December 31, 2011, there was one transfer from Level 3 to Level 2 related to our investment in Groupon, Inc. Due to its public offering in November 2011, observable inputs became available for our valuation as of December 31, 2011. The fair value for Groupon was estimated using the close price on a public exchange as of the valuation date, adjusted for a discount due to lack of marketability of 28% that was primarily based on the market price of publicly traded put options with a similar term as the lock-up as of December 31, 2011.

NOTE 4 — EQUITY OFFERINGS AND RELATED EXPENSES

We issued 5,520,100 shares of our common stock during the period from January 6, 2011 (date of inception) to December 31, 2011. We issued 6,900,000 shares of our common stock during the three months ended March 31, 2012. The proceeds raised, the related underwriting fees, the offering expenses and the prices at which these shares were issued are as follows:

Issuances of Common Stock	Number of Shares	Gross Proceeds Raised	Underwriting Fees	Offering Expenses		Offering Price
February 28, 2011	100	$1,500	$—	$—		$15.00
April 28, 2011	3,335,000	50,025,000	3,501,750	527,166	(1)	15.00
September 27, 2011	2,185,000	30,917,750	1,267,300	531,122	(2)	14.15
February 10, 2012	6,900,000	103,500,000	7,245,000	326,077		15.00

(1)	Includes $3,585 of offering expenses that were accrued as of September 30, 2011.
(2)	Amount was reduced by $18,878 after actual expenses for the offering were determined as of December 31, 2011.

GSV CAPITAL CORP.
(formerly NeXt Innovation Corp.)

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2012
(Unaudited)

NOTE 5 — NET DECREASE IN NET ASSETS PER COMMON SHARE

The following information sets forth the computation of net decrease in net assets resulting from operations per common share for the three months ended March 31, 2012 and the period from January 6, 2011 (date of inception) to March 31, 2011.

	Three months ended March 31, 2012	For the period from January 6, 2011 (date of inception) to March 31, 2011
Net decrease in net assets resulting from operations	$(83,063)	$(110,808)
Weighted average common shares(1)	9,387,133	100 (1)
Basic and diluted earnings per common share	$(0.01)	$(1,108.08)

(1)	Weighted average common shares for the period from January 6, 2011 (date of inception) to March 31, 2011 was calculated starting from the issuance of 100 shares on February 28, 2011.

NOTE 6 — LEGAL CONTINGENCIES

The Company is currently not subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our business, financial condition or results of operations.

GSV CAPITAL CORP.
(formerly NeXt Innovation Corp.)

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2012
(Unaudited)

NOTE 7 — FINANCIAL HIGHLIGHTS

	Three months ended March 31, 2012		For the period from January 6, 2011 (date of inceptions) to December 31, 2011
Per Share Data:
Net asset value at beginning of period	$12.95		$—
Issuance of common shares	1.14	(3)	14.67	(4)
Underwriters’ discount	(0.58	)(2)	(0.86	)(2)
Offering costs	(0.03	)(2)	(0.19	)(2)
Net investment loss	(0.12	)(1)	(0.37	)(2)
Change in unrealized appreciation (depreciation)	0.11	(5)	(0.30	)(2)
Net asset value at end of period	$13.47		$12.95
Per share market value at end of period	$18.70		$13.95
Total return based on market value	34.05	%(6)	(7.00	)%(7)
Total return based on net asset value	4.02	%(6)	(13.67	)%(7)
Shares outstanding at end of period	12,420,100		5,520,100
Ratio/Supplemental Data:
Net assets at end of period	$167,349,108		$71,503,248
Average net assets	$104,913,980		$44,532,523
Annualized ratio of gross operating expenses to average net assets(8)	4.63%		5.01%
Annualized ratio of net operating expenses to average net assets(8)	4.63%		5.01%
Annualized ratio of net investment income to average net assets(8)	(4.18)%		(4.64)%

(1)	Based on weighted average number of shares outstanding for the period.
(2)	Based on shares outstanding at end of period.
(3)	Issuance of common shares for the three months ended March 31, 2012 is based on the change in net asset value from the secondary offering on February 10, 2012.
(4)	Issuance of common shares for the period from January 6, 2011 (date of inception) to December 31, 2011 is based on the weighted average offering price for the shares issued during the period.
(5)	Includes the impact of the different share amounts as a result of calculating certain per share data based on the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.
(6)	Total return based on market value is based on the change in market price per share between the opening and ending market values per share in the period. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share and the issuance of common shares in the period. The percentage returns noted above are based on the increase in our net asset value attributable to issuances of our common stock at a premium to our net asset value per share, rather than investment returns. Such issuance of our common stock at a premium to net asset value per share are not typical, and may not occur in the future. The total returns are not annualized.

GSV CAPITAL CORP.
(formerly NeXt Innovation Corp.)

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2012
(Unaudited)

NOTE 7 — FINANCIAL HIGHLIGHTS  – (continued)

(7)	Total return based on market value is based on the change in market price per share assuming an investment at the initial public offering price of $15.00 per share. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share and the issuance of common shares in the period. The total returns are not annualized.
(8)	Financial Highlights for periods of less than one year are annualized and the ratios of operating expenses to average net assets and net investment loss to average net assets are adjusted accordingly. Non-recurring expenses were not annualized. For the period from January 6, 2011 (date of inception) to December 31, 2011, the Company incurred $198,831 of Organizational Expenses, which were deemed to be non-recurring. Average net assets for the period from January 6, 2011 (date of inception) to December 31, 2011, were calculated starting from the issuance of 100 shares on February 28, 2011.

NOTE 8 — INCOME TAX

The Company will electto be treated for federal income tax purposes as a RIC. As a RIC, the Company generally will not pay corporate-level U.S. federalincome taxes on any net ordinary income or capital gains that the Company distributes to its stockholders as dividends. In additionto meeting other requirements, the Company must generally distribute at least 90% of its investment company taxable income to qualifyfor the special treatment accorded to a RIC and maintain its RIC status. As part of maintaining RIC status, undistributed taxableincome (subject to a 4% excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the endof that fiscal year, provided such dividends are declared prior to the later of (1) the fifteenth day of the ninth month followingthe close of that fiscal year or (2) the extended due date for filing the federal income tax return for that fiscal year.

NOTE 9 — SUBSEQUENT EVENTS

Subsequent to March 31, 2012, the Company closed on investments of $45.4 million, plus transaction costs as follows:

The Company closed on an investment of $1,143,800, plus transaction costs, in Bloom Energy Corporation, a fuel cell energy company, on April 4, 2012.

The Company closed on an investment of $9,999,996, plus transaction costs, in Violin Memory, Inc., a flash memory company, on April 11, 2012.

The Company closed on an investment of $4,000,000, plus transaction costs in Top Hat, Inc., a jewelry retailing technology company, on April 13, 2012.

The Company closed on investments of $2,369,500, $1,277,500 and $350,000, plus transaction costs in Control4 Corporation, a smart home automation company, on April 18, 2012, April 19, 2012 and April 20, 2012, respectively.

The Company closed on an investment of $2,999,998, plus transaction costs in Global Education Learning (Holdings) Ltd., an Asia-focused education technology company, on April 19, 2012.

The Company closed on investments of $5,312,492, $4,875,010 and $7,312,498, plus transaction costs in Twitter, Inc., a social communication company, on April 25, 2012, April 27, 2012, and April 30, 2012, respectively.

The Company closed on an investment of $3,800,000, plus transaction costs in Silver Spring Networks, Inc., a smart grid company, on May 1, 2012.

GSV CAPITAL CORP.
(formerly NeXt Innovation Corp.)

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2012
(Unaudited)

NOTE 9 — SUBSEQUENT EVENTS  – (continued)

The Company closed on an investment of $1,969,996, plus transaction costs in Fullbridge, Inc., a business education company, on May 4, 2012.

The Company is presently in the final stages of negotiations with a handful of private company investments that it anticipates entering into within the next 30 to 60 days, subject to applicable closing conditions. These equity investments may be made through the secondary market and involve making deposits in escrow accounts until certain conditions are met. Moreover, each underlying issuer has the right to terminate the deal before such conditions are satisfied. Pursuant to the terms of our agreements with each of these prospective issuers, at such time that these conditions are satisfied our equity investments will be effectuated.

GSV Capital Corp.

Common Stock

P R O S P E C T U S  S U P P L E M E N T

         , 2012